As filed with the Securities and Exchange Commission on May 19, 2009

1933 Act File No. 333-158507

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ PRE-EFFECTIVE AMENDMENT NO.	☒ POST-EFFECTIVE AMENDMENT NO. 1

MFS® SERIES TRUST III

(Exact name of Registrant as Specified in Charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (617) 954-5000

Susan S. Newton, Massachusetts Financial Services Company

500 Boylston Street, Boston, Massachusetts 02116

(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after this filing becomes effective under the Securities Act of 1933

Title of Securities Being Registered: Class A, Class C and Class I shares of beneficial interest in the series of the Registrant designated MFS High Income Fund, a series of MFS Series Trust III

It is proposed that this filing will become effective immediately upon filing, pursuant to Rule 485(b).

NO FILING FEE IS REQUIRED BECAUSE AN INDEFINITE NUMBER OF SHARES HAVE PREVIOUSLY BEEN REGISTERED PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940.

MFS FLOATING RATE HIGH INCOME FUND

500 Boylston Street, Boston, Massachusetts 02116-3741

(617) 954-5000

May 19, 2009

Dear Shareholder:

I am writing to ask for your vote on an important matter that will affect your investment in the MFS® Floating Rate High Income Fund (the “Floating Rate High Income Fund”). Votes will be cast at a shareholder meeting scheduled for July 9, 2009. While you are, of course, welcome to join us at the Floating Rate High Income Fund’s meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card or by voting by telephone or over the Internet.

You may be aware that MFS offers a wide array of funds designed to meet the investment needs of investors. MFS offers a fund that is similar to the Floating Rate High Income Fund called the MFS® High Income Fund (the “High Income Fund”). The High Income Fund and the Floating Rate High Income Fund have identical investment objectives and the High Income Fund’s investment strategies and policies are similar to those of the Floating Rate High Income Fund. The primary difference between the funds is that the Floating Rate High Income Fund generally focuses its investments on floating rate loans and other floating rate instruments, while the High Income Fund generally invests in high income debt securities, focusing primarily on investments in corporate bonds but also including investments in floating rate securities. This reorganization would provide you with the opportunity to participate in a larger combined fund with the same investment objective, similar strategies and policies, potentially lower expenses resulting from fixed costs being spread over a larger asset base and potentially greater prospects for asset growth over time.

After careful consideration, the Floating Rate High Income Fund’s Trustees have unanimously determined that a tax-free reorganization of the Floating Rate High Income Fund into the High Income Fund would be in your best interests. For this reason, your Trustees recommend that you vote FOR the proposed transaction, by attending the meeting and voting in person, by signing and returning the enclosed proxy card, or by following the instructions on the proxy card to vote via telephone or over the Internet. This proposed reorganization is detailed in the enclosed Prospectus/Proxy Statement. For your convenience, a summary of the transaction is included in question and answer format at the beginning of the Prospectus/Proxy Statement. You should read both thoroughly before voting.

YOUR VOTE MAKES A DIFFERENCE

No matter what the size of your investment may be, your vote is critical. I urge you to review the enclosed materials and to vote according to the manner specified, either by mail, by phone, via the Internet or in person. Your prompt response will help avoid the need for additional mailings at the Floating Rate High Income Fund’s expense. For your convenience, we have provided a postage-paid envelope should you choose to vote by mail.

If you have any questions or need additional information, please contact your financial adviser or call 1-800-755-7250, Monday through Friday between 8:00 a.m. and 10:00 p.m. and Saturday between 11:00 a.m. and 8:00 p.m. Eastern time. I thank you for your prompt vote on this matter.

Sincerely,

Maria F. Dwyer

President

MFS® Family of Funds

MFS FLOATING RATE HIGH INCOME FUND

500 Boylston Street, Boston, Massachusetts 02116-3741

(617) 954-5000

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 9, 2009

A Special Meeting (the “Meeting”) of Shareholders of MFS Floating Rate High Income Fund, a series of MFS Series Trust X, a Massachusetts business trust, will be held at the offices of the Floating Rate High Income Fund, 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116-3741, on July 9, 2009, at 2:00 p.m. Eastern time for the following purposes:

ITEM 1.	To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the “Agreement”) between MFS Series Trust X, a Massachusetts business trust, on behalf of its series the MFS Floating Rate High Income Fund (the “Floating Rate High Income Fund”), and MFS Series Trust III, a Massachusetts business trust, on behalf of its series the MFS High Income Fund (the “High Income Fund”), providing for the transfer of assets to and the assumption of all of the liabilities of the Floating Rate High Income Fund by the High Income Fund in exchange solely for shares of beneficial interest of the High Income Fund, the distribution of the High Income Fund shares to the shareholders of the Floating Rate High Income Fund in complete liquidation and termination of the Floating Rate High Income Fund.

ITEM 2.	To transact such other business as may properly come before the Meeting and any adjournments and postponements thereof.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR ITEM 1.

Only shareholders of record on May 11, 2009 will be entitled to vote at the Meeting.

By order of the Board of Trustees,

Susan S. Newton

Assistant Secretary and Assistant Clerk

May 19, 2009

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING BY PHONE OR VIA THE INTERNET, OR BY SIGNING AND RETURNING THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION.

Prospectus/Proxy Statement

May 19, 2009

Acquisition of the Assets and Liabilities of

MFS FLOATING RATE HIGH INCOME FUND

A Series of MFS Series Trust X

500 Boylston Street

Boston, Massachusetts 02116-3741

(617) 954-5000

By and in Exchange for Shares of

MFS HIGH INCOME FUND

A Series of MFS Series Trust III

500 Boylston Street

Boston, Massachusetts 02116-3741

(617) 954-5000

This Prospectus/Proxy Statement relates to the proposed reorganization of the MFS Floating Rate High Income Fund (the “Floating Rate High Income Fund”) into the MFS High Income Fund (the “High Income Fund”). If the proposed reorganization is approved, each shareholder of the Floating Rate High Income Fund will receive a number of full and fractional shares of the corresponding class of shares of the High Income Fund equal in value at the date of the exchange to the total value of the shareholder’s Floating Rate High Income Fund shares. Like the Floating Rate High Income Fund, the High Income Fund is part of the family of funds advised by Massachusetts Financial Services Company (“MFS”) and is a registered open-end management investment company (mutual fund). The Floating Rate High Income Fund and the High Income Fund are collectively referred to herein as the “Funds,” and each is referred to individually as a “Fund.”

This Prospectus/Proxy Statement is being mailed to shareholders of the Floating Rate High Income Fund on or about May 26, 2009. It provides you with the information you need to vote on the proposed reorganization. Much of the information is required under rules of the Securities and Exchange Commission (the “SEC”) and some is technical. If there is anything you do not understand, please call the toll-free number, 1-800-755-7250, or your financial intermediary.

This Prospectus/Proxy Statement explains concisely what you should know before voting on the proposed reorganization or investing in the High Income Fund. Please read it carefully and keep it for future reference. This Prospectus/Proxy Statement is accompanied by (i) the Prospectus, dated June 1, 2008, of the High Income Fund, as supplemented from time to time (the “High Income Fund Prospectus”); and (ii) the High Income Fund’s Annual Report to Shareholders for the fiscal year ended January 31, 2009 (the “High Income Fund Annual Report”). The High Income Fund Prospectus and the High Income Fund Annual Report are incorporated into this Prospectus/Proxy Statement by reference, which means they are part of the Prospectus/Proxy Statement for legal purposes. In addition, it is expected that a High Income Fund prospectus dated June 1, 2009 will be available to Shareholders on or after that date. For a free copy of the High Income Fund prospectus dated June 1, 2009, please contact us at our toll-free number (1-800-225-2606), write to MFS Service Center, Inc., P.O. Box 55824, Boston, MA 02205-5824, or visit our website at www.mfs.com.

The following documents have been filed with the SEC and are also incorporated into this Prospectus/Proxy Statement by reference:

(i)	the Prospectus, dated January 1, 2009, of the Floating Rate High Income Fund, as supplemented from time to time;

(ii)	the Statement of Additional Information, dated January 1, 2009, of the Floating Rate High Income Fund, as supplemented from time to time;

(iii)	the Statement of Additional Information, dated June 1, 2008, of the High Income Fund, as supplemented from time to time;

(iv)	the Floating Rate High Income Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2008;

(v)	the Floating Rate High Income Fund’s Semi-Annual Report to Shareholders for the six-month period ended February 28, 2009; and

(vi)	a Statement of Additional Information, dated May 19, 2009, relating to the proposed reorganization.

For a free copy of any of the above documents, please contact us at our toll-free number (1-800-225-2606) or write to MFS Service Center, Inc., P.O. Box 55824, Boston, MA 02205-5824.

Proxy materials, registration statements and other information filed by the Funds can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 and the public reference facilities at the SEC’s Northeast and Midwest regional offices, at 3 World Financial Center, New York, NY 10281 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. You may also access material and other information about the Funds on the SEC’s Internet site at http://www.sec.gov. The SEC file numbers for the documents listed above relating to the Floating Rate High Income Fund are 033-01657 and 811-04492. The SEC file numbers for the documents listed above relating to the High Income Fund are 02-60491 and 811-02794. The SEC file number for the Statement of Additional Information, dated May 19, 2009, relating to the proposed reorganization is 333-158507.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of such Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Enclosures

Prospectus of the High Income Fund, dated June 1, 2008, as supplemented from time to time

Annual Report of the High Income Fund, for the fiscal year ended January 31, 2009

SYNOPSIS

The questions and responses thereto that follow provide an overview of matters that may be particularly relevant to shareholders considering a proposed reorganization between the Funds. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposed reorganization.

1.	What is being proposed?

The Trustees of the Floating Rate High Income Fund, who are also the Trustees of the High Income Fund, are recommending that shareholders of the Floating Rate High Income Fund approve the reorganization of the Floating Rate High Income Fund into the High Income Fund. If approved by shareholders, the assets and liabilities of the Floating Rate High Income Fund will be transferred to the High Income Fund. In consideration therefor, the High Income Fund will deliver to the Floating Rate High Income Fund a number of shares of the High Income Fund having an aggregate value equal to the aggregate value of the assets of the Floating Rate High Income Fund less the value of all of liabilities of the Floating Rate High Income Fund. Immediately following the transfer, the High Income Fund shares received by the Floating Rate High Income Fund will be distributed to its shareholders, in proportion to their holdings in the Floating Rate High Income Fund and the Floating Rate High Income Fund will be terminated as soon as reasonably practicable thereafter. (All of these transactions are referred to below collectively as the “reorganization.”)

2.	What will happen to my shares of the Floating Rate High Income Fund as a result of the reorganization?

Your shares of the Floating Rate High Income Fund will, in effect, be exchanged on a tax-free basis for Federal income tax purposes for shares of the same class of the High Income Fund with an equal total net asset value. The Floating Rate High Income Fund will then be terminated.

3.	Why is the reorganization being proposed and what are the benefits of merging the Floating Rate High Income Fund into the High Income Fund?

MFS has proposed the reorganization to reduce existing overlap in funds within the same asset class (i.e. fixed-income funds) offered within the MFS fund family, thereby reducing inefficiencies and creating a larger combined fund. The reorganization would provide you with the opportunity to participate in a significantly larger combined fund with an identical investment objective and similar investment policies and strategies, lower expense ratio, potentially lower expenses resulting from fixed costs being spread over a larger asset base, and a generally better historical performance record. In addition, combining the Funds will likely eliminate the duplication of certain services and expenses that currently exist as a result of their separate operations, which could over time promote more efficient management and operations on a more cost-effective basis. The Trustees believe that the reorganization is in the best interests of each Fund’s shareholders and that the interests of shareholders will not be diluted as a result of the reorganization.

It is estimated that if the reorganization is completed, each class of shares of the combined fund would have a lower expense ratio than the expense ratio of the corresponding class of shares of the Floating Rate High Income Fund (an estimated reduction of 0.12% for the net expense ratios and 0.32% for the total expense ratios for all share classes) based on expenses incurred for the twelve-month period ended January 31, 2009. In addition, although past performance is not an indication of future performance, the High Income Fund generally has a better historical performance record than does the Floating Rate High Income Fund. It is expected that the reorganization will be a tax-free event for federal income tax purposes and, accordingly, no gain or loss will be recognized by you or the Floating Rate High Income Fund as a direct result of the reorganization.

For a complete discussion of the factors considered by the Board of Trustees in approving the reorganization, please see “Background and Reasons for the Proposed Reorganization” below.

4.	How do the investment objectives, principal investment strategies, policies and restrictions of the two Funds compare?

The investment objective of each Fund is identical, in that they both seek total return with an emphasis on high current income, but also considering capital appreciation. The investment objective of both Funds can be changed by the Trustees without shareholder approval.

The principal investment strategies and policies of the Funds are similar. The Funds’ fundamental investment restrictions are identical and their non-fundamental restrictions are similar. MFS seeks to achieve the Floating Rate High Income Fund’s objective by normally investing at least 80% of the fund’s net assets in floating rate loans and other floating rate instruments and money market instruments with a remaining maturity of 60 days or less. MFS normally invests the fund’s assets primarily in interests in senior floating rate loans. MFS may also invest the fund’s assets in revolving credit lines, other types of floating rate debt securities, and money market instruments. MFS seeks to achieve the High Income Fund’s objective by normally investing at least 80% of the fund’s net assets in high income debt instruments, which may include investments in floating rate securities. Both Funds may invest up to 100% of assets in lower quality debt instruments and may also invest in other types of debt instruments. High Income Fund’s investment strategies and policies allow its assets to be invested in a variety of high income debt instruments to a greater extent than is allowed under Floating Rate High Income Fund’s investment strategies and policies.

The assets of each Fund may be invested in foreign securities. With respect to both Funds, MFS may also use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Fund, or as alternatives to direct investments.

When buying and selling securities for investment by each Fund, MFS uses a bottom-up investment approach. Investments for each Fund are selected primarily based on fundamental analysis by MFS of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the instrument and its features may also be considered.

MFS may engage in active and frequent trading in pursuing each Fund’s principal investment strategies. In addition, in response to market, economic, political, or other conditions, MFS may depart from each Fund’s principal investment strategies by temporarily investing for defensive purposes.

In addition to the Funds’ principal investment strategies referred to above, the Funds may engage in a number of other investment techniques and practices. The investment techniques and practices employed by each Fund, together with their risks, are described in each Fund’s Prospectus and Statement of Additional Information. For more information regarding each Fund’s investment policies and restrictions, see, among other disclosures, “Risk Return Summary” in each Fund’s current Prospectus, “Investment Strategies, Risks and Restrictions” in Part I of each Fund’s current Statement of Additional Information, “Appendix E – Investment Strategies and Risks,” and “Appendix F – Investment Restrictions” in Part II of each Fund’s current Statement of Additional Information.

While MFS believes that the High Income Fund should provide a comparable investment opportunity for shareholders of the Floating Rate High Income Fund, MFS has estimated that approximately 50% of the portfolio of the Floating Rate High Income Fund will be liquidated after shareholder approval and prior to the reorganization and the proceeds reinvested in other securities so that at the time of the reorganization, the Floating Rate High Income Fund’s portfolio will better reflect the current implementation of the High Income Fund’s investment objective, policies restrictions and strategies by including a reduced percentage of floating rate securities. Shareholders of the Floating Rate High Income Fund will indirectly bear any transactions costs typically associated with the purchase and sale of securities in connection with any portfolio repositioning that occurs prior to the reorganization. Shareholders of the combined fund will indirectly bear transaction costs typically associated with the purchase and sale of securities in connection with any portfolio repositioning that occurs after the reorganization of the combined fund’s average net assets. MFS has estimated that brokerage commissions associated with portfolio repositioning will be approximately $0 although other transaction costs such as legal fees will apply. The amount of transaction costs will be dependent upon market conditions and portfolio holdings at the time the portfolio is repositioned and may be higher or lower than the amount stated above. These transactions may also generate taxable gains for shareholders (after reduction by any available capital loss carryforwards). For more information about the federal income tax consequences of the reorganization, see the response to Question 10, “Will the reorganization have tax consequences,” and “Federal Income Tax Consequences” below.

5.	How do the management fees and other expenses of the two Funds compare and what are they estimated to be following the reorganization?

The tables below show the Funds’ contractual management fee rates, any applicable management fee waivers and/or reductions currently in place, and the Funds’ effective management fee rates, sales charges and annual operating expenses.

Management Fees: The annual management fee rate set forth in each Fund’s Investment Advisory Agreement with MFS and each Fund’s effective management fee during its most recent fiscal year are as follows:

Floating Rate High Income Fund
Contractual Management Fee Rate:	Effective Management Fee Rate (for fiscal year ended August 31, 2008):
0.65% of average daily net assets	0.65% of average daily net assets

High Income Fund
Contractual Management Fee Rate*:	Effective Management Fee Rate (for fiscal year ended January 31, 2009)*:
0.46% on first $1.4 billion of average daily net assets; 0.44% in excess of $1.4 billion of average daily net assets	0.46% of average daily net assets

*	During the High Income Fund’s fiscal year ended January 31, 2009, the management fee set forth in the Fund’s Investment Advisory Agreement with MFS was 0.46% on first $1.4 billion of average daily net assets and 0.44% in excess of $1.4 billion of average daily net assets; during that time period MFS had agreed in writing to reduce its management fee to 0.39% of the Fund’s average daily net assets in excess of $1.4 billion.

If the reorganization is consummated, the combined fund will pay management fees pursuant to the High Income Fund’s lower contractual management fee schedule, as set forth in the chart above.

Sales Charges and Rule 12b-1 Fees. The sales charges imposed on purchases of Class A shares differ between the Funds. For example, the maximum initial sales charges imposed on purchases of Class A shares of the Floating Rate High Income Fund and the High Income Fund are 2.5% and 4.75%, respectively. The sales charges are otherwise the same for both Funds. However, no initial sales charge will be charged to shareholders in connection with the proposed reorganization of the Funds. The contingent deferred sales charge (“CDSC”) aging schedule for Class C shares held by a shareholder of the Floating Rate High Income Fund will be carried over to Class C shares of the High Income Fund received by such shareholder in the reorganization.

In addition, the maximum amounts payable under the Rule 12b-1 distribution plans, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), are the same for Class A and Class C shares of the Floating Rate High Income Fund and the High Income Fund. Class I shares of each Fund are not subject to Rule 12b-1 fees.

Other Expenses, Total Annual Fund Expenses and Net Expenses. As shown in greater detail in the tables below, the High Income Fund’s “Other Expenses”, “Total Annual Operating Expenses” and “Net Expenses” for each class of shares were each lower than the Floating Rate High Income Fund’s “Other Expenses,” “Total Annual Operating Expenses” and “Net Expenses” for the corresponding class of shares as of each

Fund’s most recent fiscal year end, and it is estimated that the expenses of each class of the combined fund will be lower than the expenses of the corresponding class of shares of the Floating Rate High Income Fund.

The following tables summarize the maximum fees and expenses that you may pay when investing in the Funds, expenses that the Floating Rate High Income Fund and the High Income Fund incurred in the twelve months ended August 31, 2008 and January 31, 2009, respectively, and estimates of pro forma expenses of the High Income Fund after giving effect to the reorganization (assuming that the reorganization occurred February 1, 2008 (the beginning of the Fund’s most recently completed fiscal year). The High Income Fund’s actual expenses after the reorganization may be greater or less than those shown. The annual fund operating expenses are based on the expenses that each Fund incurred during its most recently completed fiscal year end, adjusted to reflect annualized expenses and certain Fee arrangements, but have not been adjusted to reflect each Fund’s current asset size. In general, a Fund’s annual operating expenses as a percentage of the Fund’s assets increase as the Fund’s asset decrease.

	Class A Shares		Class C Shares		Class I Shares
Shareholder Fees (Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Floating Rate High Income Fund	2.50%		None		None
High Income Fund	4.75	%†	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price or redemption proceeds, whichever is less)
Floating Rate High Income Fund	See Below	*	1.00	%**	None
High Income Fund	See Below	*	1.00	%**	None

†	No sales charge will be paid on shares of the High Income Fund issued in connection with this proposed reorganization.
*	A contingent deferred sales charge (referred to as a CDSC) of 1.00% may be deducted from your redemption proceeds if you buy $1 million or more of Class A shares and you redeem your investment within 12 months of your purchase if you purchased the shares prior to September 1, 2008, and within 24 months of your purchase if you purchased the shares on or after September 1, 2008.
**	1.00% for shares redeemed within 12 months of purchase.

Annual Fund Operating Expenses(1)

(Expenses that are Deducted from Fund Assets

as a Percentage of Average Daily Net Assets)

	Management Fees	Distribution (12b-1) Fees(2)	Other Expenses(3)	Total Annual Operating Expenses	Fee Waiver and/ or Expense Reimbursement(4)	Net Expenses/ Total Annual Operating Expenses(4)
Floating Rate High Income Fund
Class A	0.65%	0.25%	0.41%	1.31%	(0.20)%	1.11%
Class C	0.65%	1.00%	0.41%	2.06%	(0.20)%	1.86%
Class I	0.65%	N/A	0.41%	1.06%	(0.20)%	0.86%

High Income Fund
Class A	0.46%	0.25%	0.29%	1.00%	N/A	1.00%
Class C	0.46%	1.00%	0.29%	1.75%	N/A	1.75%
Class I	0.46%	N/A	0.29%	0.75%	N/A	0.75%

High Income Fund (Pro Forma Combined)(5)
Class A	0.46%	0.25%	0.28%	0.99%	N/A	0.99%
Class C	0.46%	1.00%	0.28%	1.74%	N/A	1.74%
Class I	0.46%	N/A	0.28%	0.74%	N/A	0.74%

(1)	Expenses for Floating Rate High Income Fund computed for the twelve-month period ended August 31, 2008, Floating Rate High Income Fund’s most recently completed fiscal year end. Expenses for High Income Fund computed for the twelve-month period ended January 31, 2009, High Income Fund’s most recently completed fiscal year end. Expenses for each Fund have been adjusted to reflect the annualized expenses and certain current fee arrangements, but have not been adjusted to reflect each Fund’s current assets size.
(2)	Each Fund’s Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of such Fund’s Class A and Class C shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan are as follows: 0.25% (0.25% service fee) for Class A shares and 1.00% (0.75% distribution fee and 0.25% service fee) for Class C shares. Assets of High Income Fund attributable to Class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% annually. However, to the extent the Class A service fees paid under the distribution plan do not exceed 0.25% annually, High Income Fund may pay the remaining amount of service fees available under the plan for distribution-related expenses. Neither Fund has adopted a Rule 12b-1 plan with respect to its Class I shares.
(3)	Each Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Total Annual Fund Operating Expenses” or “Net Expenses”, as the case may be, would be lower. “Other Expenses” for High Income Fund also include the payment of a portion of the transfer-agent-related expenses of the MFS funds-of-funds that invest in High Income Fund.
(4)

MFS agreed in writing to bear Floating Rate High Income Fund’s expenses such that “Other Expenses,” determined without giving effect to the expense offset arrangement described below in the table, do not exceed 0.20% annually for each class of shares. This written agreement excludes management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, and will continue until December 31, 2009. “Other Expenses” for each Fund do not include the one-time fees and expenses that will be borne by each Fund in connection with the consummation of the reorganization, as described in “Reorganization Fees and Expenses” under “Information About the Reorganization.”

(5)	Assumes that the reorganization occurred on February 1, 2008 (the beginning of the Fund’s more recently completed fiscal year).

The above tables are provided to help you understand the expenses of investing in the Funds, including estimates of pro forma expenses of the High Income Fund after giving effect to the reorganization and your share of the operating expenses that each Fund incurs.

Examples

The following examples translate the expense percentages shown in the preceding tables into dollar amounts. By doing this, you can more easily compare the cost of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and that you redeem all of your shares at the end of these periods (unless otherwise indicated below). They also assume a 5% return on your investment each year and that all dividends and other distributions are reinvested. They also assume that a Fund’s operating expenses remain the same, except that the Floating Rate High Income Fund’s total operating expenses are assumed to be the Fund’s “Net Expenses” for the period during which any contractual fee reductions are in effect (see “Annual Operating Expenses” table above). The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Floating Rate High Income Fund
Class A	$367	$642	$938	$1,778
Class C
Assuming redemption at end of period	$296	$633	$1,097	$2,379
Assuming no redemption	$196	$633	$1,097	$2,379
Class I	$95	$324	$572	$1,282
High Income Fund
Class A	$572	$778	$1,001	$1,641
Class C
Assuming redemption at end of period	$278	$551	$949	$2,062
Assuming no redemption	$178	$551	$949	$2,062
Class I	$77	$240	$417	$930
High Income (Pro Forma Combined)
Class A	$571	$775	$996	$1,630
Class C
Assuming redemption at end of period	$277	$548	$944	$2,052
Assuming no redemption	$177	$548	$944	$2,052
Class I	$76	$237	$411	$918

For more information on the fees and expenses of each Fund, see “Expense Summary” in each Fund’s current Prospectus.

6.	How has the High Income Fund performed?

The following information provides some indication of the risks of investing in the Funds, by showing changes in the Funds’ performance from year to year, and by showing how the Funds’ average annual returns for 1, 5 and 10 years (or, if shorter, the period of the fund’s operations) compare with those of a broad measure of market performance.

As shown in the tables below, Class A shares of the High Income Fund outperformed Class A shares of the Floating Rate High Income Fund in each of the last three calendar years during which both Funds were in existence. In addition, each class of the High Income Fund outperformed the corresponding class of the Floating Rate High Income Fund for the one-year period ended December 31, 2008.

Annual Total Return (Total investment return at NAV)

Class A Shares

	Year ended December 31
	2008	2007	2006	2005	2004
High Income Fund	(28.47)%	1.72%	10.32%	2.34%	9.39%
Floating Rate High Income Fund	(31.14)%	1.14%	5.61%	N/A	N/A

	Year ended December 31
	2003	2002	2001	2000	1999
High Income Fund	22.76%	0.76%	1.24%	(7.04)%	7.00%
Floating Rate High Income Fund	N/A	N/A	N/A	N/A	N/A

The performance information in the table above reflects reinvestment of dividends and other earnings, but does not reflect any applicable sales charges. Total returns for other classes of each Fund would have been lower than the returns for Class A shares because such other classes of shares have higher total annual expense ratios (except with respect to Class I, which has a lower expense ratio than that of Class A).

During the periods shown in the table, the highest quarterly returns for the Floating Rate High Income Fund and the High Income Fund were 4.86% (for the calendar quarter ended June 30, 2008) and 7.72% (for the calendar quarter ended June 30, 2003), respectively, and the lowest quarterly returns were (24.52)% (for the calendar quarter ended December 31, 2008) and (20.37)% (for the calendar quarter ended December 31, 2008), respectively. The total return for the three-month period ended March 31, 2009 for the Floating Rate High Income Fund and the High Income Fund were 9.15% and 1.86%, respectively.

Average Annual Total Returns(1) as of December 31, 2008

(Load Adjusted)

	1 Year	5 Year	Life+
Floating Rate High Income Fund
Returns Before Taxes
Class C Shares, with CDSC (1% for 12 Months)	(32.32)%	N/A	(6.87)%
Class I Shares, at Net Asset Value	(30.96)%	N/A	(5.99)%
Class A Shares, with Initial Sales Charge (2.50%)	(32.86)%	N/A	(6.80)%
Returns After Taxes (Class A Shares only)
Returns After Taxes on Distributions, with Initial Sales Charge (2.50%)(2)	(34.39)%	N/A	(8.69)%
Returns After Taxes on Distributions and Sale of Class A Shares, with Initial Sales Charge 2.50%)	(21.10)%	N/A	(6.46)%
Benchmark Comparison (Returns Before Taxes)
Standard & Poor’s / LSTA Leveraged Loan Index(3)(4)	(29.11)%	N/A	(5.09)*%

	1 Year	5 Year^	10 Year^
High Income Fund
Returns Before Taxes
Class C Shares, with CDSC (1% for 12 Months)	(29.74)%	(2.80)%	0.42%
Class I Shares, at Net Asset Value	(28.24)%	(1.80)%	1.45%
Class A Shares, with Initial Sales Charge (4.75%)	(31.87)%	(3.06)%	0.64%
Returns After Taxes (Class A Shares only)
Returns After Taxes on Distributions, with Initial Sales Charge (4.75%)(2)	(33.87)%	(5.66)%	(2.52)%
Returns After Taxes on Distributions and Sale of Class A Shares, with Initial Sales Charge (4.75%)	(20.40)%	(3.75)%	(1.15)%
Benchmark Comparison (Returns Before Taxes)
Barclays Capital U.S. High-Yield Corporate Bond Index(3)(5)	(26.16)%	(0.80)%	2.18%

^	A portion of each of the returns includes proceeds received by the fund from unrelated non-recurring events.
*	Index information is from January 1, 2005.
(1)	The performance information in the table above reflects reinvestment of dividends and other earnings, and takes into account the deduction of the maximum sales charge (2.50% for Floating Rate High Income Fund and 4.75% on High Income Fund) on Class A shares. The performance returns for the benchmark comparisons do not reflect the deduction of sales charges.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only Class A shares of each Fund, and after-tax returns for the Funds’ other classes of shares will vary from the returns shown.
(3)	Source: FactSet Research Systems Inc.
(4)	The Standard & Poor’s/LSTA Leveraged Loan Index – a market capitalization-weighted index that measures the performance of U.S. dollar-denominated institutional leveraged loan portfolios. The index primarily consists of senior secured facilities that meet certain market capitalization size, maturity, and yield criteria, but also includes second lien and unsecured loans if they are broadly held by collateralized loan obligations and other traditional loan accounts.
(5)	The Barclays Capital U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.
All performance results reflect any applicable fee and expense waivers in effect during the periods shown; without these, the results would have been lower.
+	Floating Rate High Income Fund commenced investment operations on January 5, 2005 with the offering of Class A, Class C and Class I shares. High Income Fund commenced investment operations on February 17, 1978 with the offering of Class A shares, and subsequently offered Class B shares on September 27, 1993; Class C shares on January 3, 1994; Class I shares on January 2, 1997; Class 529A, Class 529B and Class 529C shares on July 31, 2002; Class R2 shares on October 31, 2003; and Class R1, Class R3, and Class R4 shares on April 1, 2005.

Of course, the Funds’ past performance is not an indication of future performance. To review information regarding the High Income Fund in more detail, please refer to the High Income Fund Prospectus and the High Income Fund Annual Report both of which are enclosed.

7.	What are the differences in portfolio turnover rates of the two Funds?

Portfolio turnover is a measure of how frequently a Fund trades portfolio securities. Frequent trading of portfolio securities increases transaction costs, which could detract from a Fund’s performance.

Additionally, active and frequent trading may result in the realization and distribution to a Fund of higher capital gains, which would increase the tax liability for the Fund’s shareholders who do not hold shares in tax-free accounts such as a 401(k) plan. During each Fund’s most recent fiscal year, the Floating Rate High Income Fund had a portfolio turnover rate of 44% and the High Income Fund had a portfolio turnover rate of 61%. It is anticipated that there will be additional portfolio turnover related to the reorganization due to active trading of securities held by the Funds in connection with portfolio repositioning.

8.	Who manages the High Income Fund?

MFS is the investment adviser for each Fund. MFS, located at 500 Boylston Street, Boston, Massachusetts, is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $127.6 billion as of December 31, 2008.

The High Income Fund is managed by John Addeo and David Cole, each an Investment Officer of MFS. Mr. Addeo has been a portfolio manager of the High Income Fund since 2000 and has been employed in the investment area of MFS since 1998. Mr. Cole has been a portfolio manager of the High Income Fund since 2006 and has been employed in the investment area of MFS since 2004.

9.	How will the reorganization happen?

If the reorganization is approved, your Floating Rate High Income Fund shares will be exchanged for High Income Fund shares, using the Funds’ respective net asset value per share prices, excluding sales charges, as of the close of trading on or about July 24, 2009. This exchange will not affect the total dollar value of your investment.

10.	Will the reorganization have tax consequences?

It is expected that the reorganization itself will be a tax-free event for federal income tax purposes. Accordingly, no gain or loss will be recognized by you or the Floating Rate High Income Fund as the direct result of the reorganization and your aggregate tax basis in the High Income Fund shares you will receive in connection with the reorganization will be the same as your aggregate tax basis in your Floating Rate High Income Fund shares. That said, because the reorganization will cause the Floating Rate High Income Fund’s tax year to end on a date earlier than the last day of its normal tax year, the reorganization may accelerate distributions from the Floating Rate High Income Fund to its shareholders. In particular, the Floating Rate High Income Fund will recognize net gains or losses on the sales of any securities including those resulting from portfolio repositioning prior to the reorganization. As previously discussed in Question 4, “How do the investment objectives, principal investment strategies, policies and restrictions of the two Funds compare,” MFS estimates that approximately 50% of the portfolio of the Floating Rate High Income Fund will be liquidated prior to the reorganization. Any undistributed capital gains realized on a net basis, in the short tax year ending on the closing date, as the result of sales of securities in the normal course of business or due to repositioning will require the Floating Rate High Income Fund to declare a dividend and pay out any such net realized gains, net of any available capital loss carryforwards, which will be taxable to shareholders. The actual tax impact of the sale of portfolio assets will depend on the difference between the price at which such portfolio assets are sold by a fund and the fund’s basis in such assets. Also, to the extent that the Floating Rate High Income Fund holds any securities that are marked to market in connection with the reorganization, it will also recognize and be required to pay out any net gain from such securities.

At any time prior to the consummation of the reorganization, you may redeem your shares, which will likely result in the recognition of gain or loss for federal income tax purposes. For more information about the federal income tax consequences of the reorganization, see “Federal Income Tax Consequences” below.

11.	Will my dividends be affected by the reorganization?

Currently, the Floating Rate High Income Fund intends to declare daily as dividends substantially all of its net investment income (excluding any capital gains) and to pay these dividends to shareholders at least monthly. Any capital gains are distributed at least annually. Distributions by the Floating Rate High Income Fund may be accelerated prior to the reorganization, as described above. Following the reorganization, the payment frequency for dividends and capital gains in the High Income Fund is the same as the Floating Rate High Income Fund’s regular distribution schedule. Except as described below, your distributions will continue to be either reinvested or paid in cash, according to the option you selected with the Floating Rate High Income Fund. Of course, the amount of these dividends will reflect the investment performance of the High Income Fund.

If a shareholder is not permitted to receive cash dividends or other distributions on Reorganization Shares for one of the reasons above, the High Income Fund will pay all such dividends and distributions in additional shares, notwithstanding any election the shareholder may have made previously to receive dividends and distributions on the Floating Rate High Income Fund shares in cash.

12.	What High Income Fund shares will shareholders of the Floating Rate High Income Fund receive if the reorganization occurs?

As noted above, shareholders holding Class A, Class C and Class I shares of the Floating Rate High Income Fund will receive Class A, Class C and Class I shares, respectively, of the High Income Fund in accordance with their percentage ownership of shares of the Floating Rate High Income Fund. The High Income Fund is a series of MFS Series Trust III (“Series Trust III”), a voluntary association with transferable shares organized under the laws of The Commonwealth of Massachusetts (commonly referred to as a “Massachusetts business trust”) and is governed by the Series Trust III’s Amended and Restated Declaration of Trust (“Series Trust III’s Declaration of Trust”) and by-laws, as amended and restated. The Floating Rate High Income Fund is a series of MFS Series Trust X (“Series Trust X”), another Massachusetts business trust and is governed by its Amended and Restated Declaration of Trust (“Series Trust X’s Declaration of Trust”) and by-laws, as amended and restated. Series Trust III’s and Series Trust X’s Declarations of Trust are substantially similar and their by-laws are identical to one another. Accordingly, Floating Rate High Income Fund shareholders will have substantially similar rights as shareholders of High Income Fund to the rights they currently have as shareholders of the Floating Rate High Income Fund. In addition, both Series Trust III and Series Trust X are overseen by the same Board of Trustees.

13.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund and for exchanging shares of each Fund for shares of other MFS funds are similar.

Both Funds currently offer Class A, Class C and Class I shares. High Income Fund also offers Class B, Class 529A, Class 529B, Class 529C, Class R1, Class R2, Class R3, and Class R4 shares. Class A and Class C shares of both Funds may be purchased through financial intermediaries that have sales agreements with MFS Fund Distributors, Inc. (“MFD”) at prices based on net asset value, plus varying sales charges, depending on the class and number of shares purchased. Reinvestment of distributions by the Funds are made at net asset value for all classes.

Shares of each Fund may be redeemed any day the New York Stock Exchange is open at their net asset value next determined, minus any applicable CDSC, after receipt by the Fund of a properly completed redemption request either directly from you or through a financial intermediary by the Fund’s valuation time.

Shares received in connection with the proposed reorganization may be exchanged for shares of the same class of most other MFS funds by having your financial intermediary process your exchange request or by contacting the shareholder servicing agent, MFS Service Center, Inc., directly. Your shares will be bought at the net asset value next calculated after your exchange order is received in proper form.

For more information on the principal share characteristics of the Funds, see “Description of Share Classes” and “How to Purchase, Redeem and Exchange Shares” in each Fund’s current Prospectus.

14.	How will I be notified of the outcome of the reorganization?

If the proposed reorganization is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating your new account number, the number of shares of the High Income Fund you are receiving and the procedures for surrendering your certificates of the Floating Rate High Income Fund, if applicable. If the reorganization is not approved, the Floating Rate High Income Fund will continue to be managed as a separate fund in accordance with its current investment objective and policies and the Trustees may consider other alternatives.

15.	Will the number of shares each shareholder owns change?

Yes, but the total value of the shares of the High Income Fund you receive will equal the total value of the shares of the Floating Rate High Income Fund that you hold at the time of the reorganization. Even though the net asset value per share of each Fund (and the resulting number of shares) is different, the total value of your holdings will not change as a result of the reorganization.

RISK FACTORS

What are the principal risk factors associated with an investment in the High Income Fund and how do they compare with those for the Floating Rate High Income Fund?

Because the Funds share an identical investment objective and similar investment policies, the principal risks of an investment in the High Income Fund are similar to the principal risks of an investment in the Floating Rate High Income Fund. As of December 31, 2008, the Funds had a similar average credit quality of rated securities (BB- for Floating Rate High Income Fund and B+ for High Income Fund). Each Fund has experienced a similar risk profile over the last three years. For example, as of December 31, 2008, the three-year standard deviation was 11.12% for Floating Rate High Income Fund and 13.55% for High Income Fund (a higher percentage for standard deviation reflects a higher risk profile).

Each Fund is principally subject to the risks described below:

•

Interest Rate Risk: The price of a debt instrument changes in response to interest rate changes. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. In response to an interest rate decline, instruments that provide the issuer with the right to call or redeem the instrument prior to maturity may be called or redeemed, resulting in the reinvestment of proceeds in other investments at a lower interest rate.

•

Credit Risk: The value of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The value of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. The value of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, and regulatory conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, political, and regulatory conditions. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the value of a debt instrument. For certain types of instruments, including derivatives, the value of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults. Lower quality debt instruments and certain unrated debt instruments can involve a substantially greater risk of default or can already be in default, and their values can decline significantly over short periods of time. Lower quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for lower quality debt instruments and certain unrated debt instruments can be less liquid, especially during periods of recession or general market decline.

•

Foreign Risk: Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country’s economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and can be particularly difficult against foreign governments. Changes in currency exchange rates can affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

•

Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost, and can sometimes be unlimited, and therefore, can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types used by the fund. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

•

Leveraging Risk: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, loans of portfolio securities, and the use of some derivatives, can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small change in an underlying indicator can lead to significantly larger losses to the fund. Leverage can cause increased volatility by magnifying gains or losses.

•

Investment Selection Risk: The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

•

Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

•

Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. As a result, it may not be possible to sell the investment at any particular time or at an acceptable price.

•

Frequent Trading Risk: Frequent trading increases transaction costs, which may reduce the fund’s return. Frequent trading can also result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-deferred or tax-exempt vehicle.

•

Defensive Investing Risk: When MFS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

In addition to the risks discussed above, the Floating Rate High Income Fund is also principally subject to the risks described below:

•

Bank Focus Risk: Events that affect the banking or related industries, such as adverse regulation, can affect the agent banks administering floating rate loans and any intermediate participants positioned between the fund and the borrower with respect to a loan participation, and may have a significant adverse affect on the fund.

•

Prepayment Risk: Many types of debt instruments, including floating rate loans, are subject to the risk of prepayment. Prepayment occurs when unscheduled payments of principal are made prior to an instrument’s maturity. Instruments subject to prepayment can offer less potential for gains when the credit quality of an issuer improves.

•

Floating Rate Loan Collateral Risk: The value of collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, the floating rate loan may not be fully collateralized and can decline significantly in value. If the borrower of a floating rate loan defaults on the loan, access to the collateral securing the loan can be delayed or limited. In addition, a court could take action with respect to the floating rate loan adverse to the holders of the loan, such as invalidating the loan or ordering the refund of interest previously paid to the borrower.

•

Confidential Information Access Risk: MFS normally will seek to avoid the receipt of material, non-public information (“Confidential Information”) about the issuers of floating rate loans. MFS’ decision not to receive Confidential Information may disadvantage MFS in comparison to other floating rate loan investors. Such a decision may also adversely affect the price paid for loans purchased and received for loans sold, and may impact MFS’ ability to assess the desirability of consents, waivers, and amendments related to such loans, as well as the fund’s performance.

Other Investments. In addition to the Funds’ main investment strategies described above, each Fund also may buy and sell other types of investments. The risks associated with the principal investment techniques and practices used by the Funds are summarized above. The non-principal investment techniques in which the Funds may engage are described, together with their risks, in each Fund’s Statement of Additional Information.

As with any mutual fund, you could lose money on your investment in a Fund.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on the risks described above and other risks associated with each Fund, see, among other disclosures, “Risk Return Summary – Principal Risks” and “Risk Return Summary – Further Information Available” in each Fund’s current Prospectus, “Investment Strategies, Risks and Restrictions” in Part I of each Fund’s current Statement of Additional Information and “Appendix E – Investment Strategies and Risks” and “Appendix F – Investment Restrictions” in Part II of each Fund’s current Statement of Additional Information.

GENERAL

This Prospectus/Proxy Statement is furnished in connection with the proposed reorganization of the Floating Rate High Income Fund into the High Income Fund and the solicitation of proxies by and on behalf of the Trustees of the Floating Rate High Income Fund for use at the Special Meeting of Shareholders of the Floating Rate High Income Fund (the “Meeting”). The Meeting is to be held on July 9, 2009, at 2:00 p.m. Eastern time at 500 Boylston Street, 24th floor, Boston, Massachusetts 02116-3741. The Notice of the Meeting, the combined Prospectus/Proxy Statement and the proxy card are being mailed to shareholders on or about May 26, 2009.

Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Floating Rate High Income Fund’s Assistant Secretary at the principal office of the Floating Rate High Income Fund, 500 Boylston Street, Boston, Massachusetts 02116-3741) or in person at the Meeting, by executing a superseding proxy, or by submitting a notice of revocation to the Floating Rate High Income Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal (set forth in Item 1 of the Notice of Meeting) to implement the reorganization of the Floating Rate High Income Fund as described below.

As of May 11, 2009, the Floating Rate High Income Fund had outstanding 7,339,583, 2,306,470 and 410,203 of its Class A, Class C, and Class I shares of beneficial interest, respectively. Only shareholders of record as of the close of business on May 11, 2009 will be entitled to notice of and to vote at the Meeting. Each shareholder is entitled to one vote for each dollar of net asset value of shares held by that shareholder on that date (i.e., number of shares times net asset value per share), with fractional dollar amounts voting proportionately.

The Trustees of the Floating Rate High Income Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

PROPOSAL REGARDING APPROVAL OR DISAPPROVAL OF

AGREEMENT AND PLAN OF REORGANIZATION AND THE RELATED REORGANIZATION TRANSACTION

The shareholders of the Floating Rate High Income Fund are being asked to approve or disapprove a reorganization between the Floating Rate High Income Fund and the High Income Fund pursuant to an Agreement and Plan of Reorganization between the Funds (the “Agreement”), a copy of the form of which is attached to this Prospectus/Proxy Statement as Appendix A.

The reorganization is structured as a transfer of the assets and liabilities of the Floating Rate High Income Fund to the High Income Fund in exchange for that number of full and fractional Reorganization Shares, equal in total net asset value to the total net value of assets transferred to the High Income Fund, all as more fully described below under “Information About the Reorganization.”

After receipt of the Reorganization Shares, the Floating Rate High Income Fund will distribute the shares to its shareholders, each in proportion to their existing shareholdings, in complete liquidation of the Floating Rate High Income Fund and the legal existence of the Floating Rate High Income Fund under Massachusetts law will be terminated as soon as reasonably practicable thereafter. Each shareholder of the Floating Rate High Income Fund will receive a number of full and fractional Class A, Class C and Class I, Reorganization Shares equal in value at the date of the exchange to the aggregate value of the shareholder’s Floating Rate High Income Fund shares of the same class.

On or prior to the “Exchange Date” (as defined below), the Floating Rate High Income Fund will declare and pay a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized gains, if any, through the Exchange Date.

The Trustees of the Floating Rate High Income Fund have voted unanimously to approve the proposed transaction and to recommend that shareholders also approve the transaction. The transaction contemplated by the Agreement will be consummated only if the Agreement is approved by the affirmative vote of the holders of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Floating Rate High Income Fund. Shareholders of record are entitled to one vote for each dollar of net asset value of their shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately. The reorganization does not require the approval of the shareholders of the High Income Fund.

In the event that this proposal is not approved by the shareholders of the Floating Rate High Income Fund, the Floating Rate High Income Fund will continue to be managed as a separate fund in accordance with its current investment objective and policies and the Trustees may consider such alternatives as may be in the best interests of the Floating Rate High Income Fund and its shareholders.

BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

MFS proposed the reorganization of the Floating Rate High Income Fund to the Board in February, 2009. MFS advised the Board that the reorganization offers Floating Rate High Income Fund shareholders the opportunity to participate in a larger combined fund with the same investment objective, similar investment policies and strategies, a generally better historical performance record, and the potential for lower expenses as the result of fixed expenses being spread over the combined fund’s larger asset base. MFS advised the Board that High Income Fund shareholders may benefit from the reorganization as a result of the increase in size of the combined fund and the resulting potential for lower expense ratios over time.

The Funds’ Boards of Trustees, including all Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”) of the Funds, have determined that the reorganization would be in the best interests of each Fund and that the interests of existing shareholders of each Fund would not be diluted as a result of effecting the reorganization. The Trustees have unanimously approved the proposed reorganization and have recommended its approval by shareholders of the Floating Rate High Income Fund. The High Income Fund and the Floating Rate High Income Fund have separate Boards of Trustees comprised of the same individuals.

The Board of Trustees, including the Independent Trustees, of the Floating Rate High Income Fund believes that the proposed reorganization will be advantageous to the Floating Rate High Income Fund’s shareholders for a number of reasons and considered the following matters, among others, in unanimously approving the proposal:

1.	The similarities and differences, as described above, in the Funds’ investment objectives, strategies, and restrictions;

2.	Although past performance is not an indication of future results, the High Income Fund generally has a better overall historical performance record than the Floating Rate High Income Fund;

3.	The relative risks of investing in either Fund;

4.	Each Fund is permitted to invest in the same type of investments;

5.	All share classes of the Floating Rate High Income Fund have a structure that is substantially similar to all corresponding share classes of the High Income Fund, including substantially similar shareholder fees and Rule 12b-1 fees;

6.	The expectation that the transaction will qualify as a tax-free reorganization for federal income tax purposes, pursuant to which, no gain or loss will be recognized by the Floating Rate High Income Fund or its shareholders for federal income tax purposes as a direct result of the transaction;

7.	The pro forma total expense ratios for each class of shares of the High Income Fund are estimated to be 0.12% less than the net expense ratios and 0.32% less than the total expense ratios for each corresponding share class of the Floating Rate High Income Fund, based on expenses incurred for the twelve-month period ended January 31, 2009;

8.	The contractual and effective management fees paid to MFS by the High Income Fund are lower at all asset levels than the contractual and effective management fees paid to MFS by the Floating Rate High Income Fund;

9.	The reduction of overlap of similar funds within the MFS family of funds could reduce or eliminate portfolio and operational inefficiencies, and will create a larger combined fund with the potential for greater prospects for asset growth over time;

10.	The combined fund will continue to be managed by MFS, although the portfolio managers of the combined fund will be different than the portfolio managers than the portfolio manager of the Floating Rate High Income Fund;

11.	The compatibility of the Funds’ shareholder service features;

12.	The expected liabilities of each Fund;

13.	The estimated costs that will be borne directly or indirectly by each Fund in connection with the reorganization;

14.	The estimated costs that will be borne by MFS in connection with the reorganization as a result of the expense limitation agreement currently in place pursuant to which MFS has agreed to bear a portion of the Floating Rate High Income Fund’s other operating expenses;

15.	The anticipated portfolio repositioning by the combined fund following the reorganization and associated expenses and potential tax consequences to shareholders;

16.	The combined fund’s ability to use the Floating Rate High Income Fund’s pre-reorganization capital loss carry forwards, if any, to offset future realized capital gains may be subject to certain limitations under the federal income tax laws, and that a portion of such benefits may expire unutilized;

17.	The potential alternatives to the reorganization, including mergers with other MFS funds or liquidation of the Floating Rate High Income Fund through the sale of the Fund’s portfolio securities and distribution of the cash to its shareholders; and

18.	The reorganization will not result in dilution of the interests of shareholders of either Fund.

The Board of Trustees of the High Income Fund considered that the reorganization presents an opportunity for the High Income Fund to acquire investment assets without the need to pay brokerage commissions or other transaction costs that are normally associated with the purchase of securities, although the combined fund will bear brokerage commissions and other transaction costs in connection with portfolio repositioning following the reorganization. The Trustees also considered that the expenses the High Income Fund would incur as a result of the reorganization were reasonable in relation to the benefits the High Income Fund would realize as a result of the transaction. In addition, the Trustees considered that shareholders of each class of the High Income Fund are expected to benefit from a one basis point decrease in the combined fund’s expenses following the reorganization, with the potential for further expense reductions over time as a result of fixed expenses being spread over a larger asset base (see “Synopsis, question 5” for a discussion of expenses). The Trustees also believe that the High Income Fund shareholders could, over time, also benefit from improved diversification as a result of the reorganization.

The Boards of Trustees of both Funds also considered that MFS might benefit from the reorganization. For example, MFS would no longer be required to bear a portion of the Floating Rate High Income Fund’s operating expenses pursuant to the expense limitation arrangement described in “Synopsis, question 5.” In addition, MFS might realize time and cost savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings.

Based on its review and the advice and recommendations of MFS, the Board of Trustees of each Fund has unanimously approved the proposal.

Exchange without recognition of gain or loss for federal income tax purposes. If a Floating Rate High Income Fund shareholder were to redeem his or her shares to invest in another fund, such as the High Income Fund, that shareholder would generally recognize gain or loss for federal income tax purposes. Also, if the Floating Rate High Income Fund were liquidated or reorganized in a taxable reorganization, the transaction would likely result in a taxable event for its shareholders. By contrast, the proposed reorganization will permit the Floating Rate High Income Fund’s shareholders to exchange their investment in that fund for an investment in the High Income Fund without recognition of gain or loss for federal income tax purposes. After the reorganization, shareholders will be free to redeem any or all of the High Income Fund shares they receive in the reorganization at net asset value (minus any applicable sales charge or redemption fee) at any time, at which point a taxable gain or loss would be recognized.

INFORMATION ABOUT THE REORGANIZATION

Agreement and Plan of Reorganization. The proposed reorganization will be governed by an Agreement and Plan of Reorganization (the “Agreement”). The Agreement provides that the High Income Fund will acquire the assets and liabilities of the Floating Rate High Income Fund in exchange for the issuance of shares equal in value to the value of the transferred assets net of assumed liabilities. The Reorganization Shares will be issued on July 24, 2009 (or such other date as may be agreed upon by the parties) following the time as of which the Funds’ shares are valued for determining net asset value for the reorganization at the close of the New York Stock Exchange (4:00 p.m. Eastern time) (the “Exchange Date”). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement, a form of which is attached as Appendix A to this Prospectus/Proxy Statement.

The Floating Rate High Income Fund will transfer its assets to the High Income Fund and in exchange, the High Income Fund will assume all liabilities of the Floating Rate High Income Fund and deliver to the

Floating Rate High Income Fund (i) a number of full and fractional Class A shares having an aggregate net asset value equal to the value of assets of the Floating Rate High Income Fund attributable to its Class A shares, less the value of the liabilities of the Floating Rate High Income Fund assumed by the High Income Fund attributable to such Class A shares; (ii) a number of full and fractional Class C shares having an aggregate net asset value equal to the value of assets of the Floating Rate High Income Fund attributable to its Class C shares, less the value of the liabilities of the Floating Rate High Income Fund assumed by the High Income Fund attributable to such Class C shares; and (iii) a number of full and fractional Class I shares having an aggregate net asset value equal to the value of assets of the Floating Rate High Income Fund attributable to its Class I shares, less the value of the liabilities of the Floating Rate High Income Fund assumed by the High Income Fund attributable to such Class I shares.

On or as soon after the Exchange Date as is conveniently practicable, the Floating Rate High Income Fund will distribute to its shareholders of record as of the close of business on the Exchange Date, in proportion to their holdings in the Floating Rate High Income Fund, the full and fractional Reorganization Shares received by the Floating Rate High Income Fund, with Class A, Class C and Class I Reorganization Shares being distributed to holders of Class A, Class C and Class I shares of the Floating Rate High Income Fund, respectively. As a result of the proposed transaction, each holder of shares of the Floating Rate High Income Fund will receive a number of full and fractional corresponding Reorganization Shares equal in aggregate net asset value to the net asset value of the corresponding class of shares of the Floating Rate High Income Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the High Income Fund in the name of such Floating Rate High Income Fund shareholders, each account representing the respective number of full and fractional Reorganization Shares due such shareholder. New certificates for Reorganization Shares will not be issued, except in certain limited circumstances.

The Trustees of each Fund have determined that the interests of each Fund’s shareholders will not be diluted as a result of the transactions contemplated by the reorganization and that the proposed reorganization is in the best interests of each Fund.

The consummation of the reorganization is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders by the mutual consent of the Floating Rate High Income Fund and the High Income Fund. In addition, either Fund may at its option terminate the Agreement unilaterally at or prior to the Exchange Date because (i) of a material breach by the other party of any representation, warranty or agreement contained in the Agreement to be performed at or prior to the Exchange Date or (ii) a condition set forth in the Agreement expressed to be precedent to the obligations of the terminating Fund has not been fulfilled (or waived by the terminating Fund) and it reasonably appears that the condition will not or cannot be met.

Reorganization Fees and Expenses. The one-time fees and expenses incurred in connection with the consummation of the transactions contemplated by the Agreement (other than brokerage commissions and other transaction costs associated with the portfolio repositioning previously discussed) are estimated to be approximately $85,500 (the “Reorganization Costs”). These fees and expenses include legal and accounting fees, proxy printing, preparation and mailing costs, and proxy solicitation and shareholder meeting costs. Each Fund shall bear its own fees and expenses associated with the reorganization. Approximately $58,000 of the Reorganization Costs will be allocated to the Floating Rate High Income Fund, although the Reorganization Costs incurred by the Floating Rate High Income Fund will effectively be borne by MFS as a result of the expense limitation agreement currently in place pursuant to which MFS has agreed to bear a portion of the Floating Rate High Income Fund’s expenses. The higher Reorganization Costs for the Floating Rate High Income Fund are due to proxy printing, preparation and mailing, solicitation, and shareholder meeting costs, which are allocated solely to the Floating Rate High Income Fund because only the Floating Rate High Income Fund requires shareholder approval to consummate the reorganization. For information regarding estimated brokerage commissions and transaction costs associated with the anticipated portfolio repositioning that will occur in connection with the reorganization, please see the response to Question 4 under “Synopsis”.

Description of the Reorganization Shares. Reorganization Shares will be issued to the Floating Rate High Income Fund’s shareholders in accordance with the procedures under the Agreement as described above. The Reorganization Shares are Class A, Class C and Class I shares of the High Income Fund. Investors purchasing Class A shares pay a sales charge at the time of purchase, but the Floating Rate High Income Fund shareholders receiving Class A Reorganization Shares in the reorganization will not pay a sales charge on such shares. (Certain investors purchasing Class A shares of the Funds do not pay a sales charge at the time of purchase of shares, but are subject to a contingent deferred sales charge of 1% if such shares are redeemed within 12 months of purchase for shares purchased prior to September 1, 2008 and within 24 months of purchase for shares purchased on or after September 1, 2008.) Class A shares of the High Income Fund are also subject to a maximum Rule 12b-1 fee of 0.25% (consisting of a 0.25% service fee). Assets attributable to certain Class A shares of the High Income Fund sold prior to March 1, 1991 are subject to a service fee of 0.15% annually. However, to the extent the Class A service fees paid under the distribution plan do not exceed 0.25% annually, the Fund may pay the remaining amount of service fees available under the plan for distribution-related expenses.

Class C shares of the High Income Fund are sold without an initial sales charge, but may be subject to a contingent sales charge of 1% if redeemed within twelve months of purchase. For purposes of determining the contingent deferred sales charge payable on a post-reorganization redemption of Class C Reorganization Shares received by holders of Class C shares of the Floating Rate High Income Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class C shares of the Floating Rate High Income Fund. Class C shares of the High Income Fund are subject to a maximum Rule 12b-1 fee of 1.00% (consisting of a 0.75% distribution fee and 0.25% service fee) of the Fund’s average daily net assets attributable to Class C shares.

Class I shares are currently sold without sales charges and are also not currently subject to Rule 12b-1 fees.

Each of the Reorganization Shares will be fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. The Declaration of Trust of the High Income Fund permits the Fund to divide its shares, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. The High Income Fund’s shares are currently divided into eleven classes – Class A, Class B, Class C, Class I, Class 529A, Class 529B, Class 529C, Class R1, Class R2, Class R3, and Class R4.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the High Income Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the High Income Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the High Income Fund or its

Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the High Income Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the High Income Fund would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of the Floating Rate High Income Fund are subject to this same risk of shareholder liability.

Federal Income Tax Consequences. As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive an opinion from Ropes & Gray LLP, counsel to the Funds (which opinion will be based on certain factual representations and assumptions and subject to certain qualifications), substantially to the effect that, although not free from doubt, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and current administrative rules and court decisions, for federal income tax purposes, except as noted below:

(a) the reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the High Income Fund and the Floating Rate High Income Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Section 361 of the Code, no gain or loss will be recognized by the Floating Rate High Income Fund upon the transfer of its assets to the High Income Fund in exchange for Reorganization Shares and the assumption by the High Income Fund of the Floating Rate High Income Fund’s liabilities, or upon the distribution of the Reorganization Shares by the Floating Rate High Income Fund to its shareholders in liquidation;

(c) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Floating Rate High Income Fund on the distribution of Reorganization Shares to them in exchange for their shares of the Floating Rate High Income Fund;

(d) under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares that the Floating Rate High Income Fund’s shareholders receive in exchange for their Floating Rate High Income Fund shares will be the same as the aggregate tax basis of the Floating Rate High Income Fund shares exchanged therefor;

(e) under Section 1223(1) of the Code, a Floating Rate High Income Fund shareholder’s holding period for the Reorganization Shares received pursuant to the Agreement will be determined by including the holding period for the Floating Rate High Income Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Floating Rate High Income Fund shares as a capital asset;

(f) under Section 1032 of the Code, no gain or loss will be recognized by the High Income Fund upon receipt of the assets transferred to the High Income Fund pursuant to the Agreement in exchange for the Reorganization Shares and the assumption by the High Income Fund of the liabilities of the Floating Rate High Income Fund;

(g) under Section 362(b) of the Code, the High Income Fund’s tax basis in the assets that the High Income Fund receives from the Floating Rate High Income Fund will be the same as the Floating Rate High Income Fund’s tax basis in such assets immediately prior to such exchange;

(h) under Section 1223(2) of the Code, the High Income Fund’s holding periods in such assets will include the Floating Rate High Income Fund’s holding periods in such assets; and

(i) under Section 381 of the Code, the High Income Fund will succeed to the capital loss carryforwards of the Floating Rate High Income Fund, if any, but the use by the High Income Fund of any such capital loss carryforwards (and of capital loss carryforwards of the High Income Fund) may be subject to limitation under Section 381, 382, 383 and 384 of the Code and the regulations thereunder.

Notwithstanding the above, the opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles either at the end of a taxable year or upon the termination thereof or the transfer of such asset without reference to whether such a termination or transfer would otherwise be a taxable transaction.

The opinion will be based on certain factual certifications made by officers of MFS Series Trust X, on behalf of the Floating Rate High Income Fund and by officers of MFS Series Trust III, on behalf of the High Income Fund, and will also be based on customary assumptions. Each Fund has agreed to make and provide additional representations to tax counsel with respect to each Fund that are reasonably requested by tax counsel. A Fund may not waive in any material respect the receipt of the tax opinions as a condition to confirmation and to the reorganization.

MFS estimates that approximately 50% of the portfolio of the Floating Rate High Income Fund will be liquidated after shareholder approval and prior to the reorganization. The actual tax impact of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets are sold and the Floating Rate High Income Fund’s tax basis in such assets. Any capital gains recognized on a net basis in these sales, after the application of any available capital loss carryforwards, will be distributed to the Floating Rate High Income Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital loss) during or with respect to the year of sale and will be taxable to shareholders. Because the reorganization will end the tax year of the Floating Rate High Income Fund, it will accelerate distributions to shareholders from the Floating Rate High Income Fund for its short tax year ending on the date of the reorganization. These distributions will be taxable and will include any capital gains resulting from the repositioning of portfolio securities prior to the reorganization. Since capital gain or loss recognized by the Floating Rate High Income Fund on a net basis depends on the prices at which portfolio assets are sold, the size of such capital gain or loss cannot be calculated precisely at this time. However, assuming that the portfolio repositioned on January 31, 2009, MFS estimates that the Floating Rate High Income Fund would have realized approximately $17 million in capital losses as a result of this repositioning. The actual amount of any capital gain or loss to the Floating Rate High Income Fund will depend on market conditions and portfolio holdings at the time the portfolio is repositioned and will differ from the estimate provided above.

Prior to the Exchange Date, the Floating Rate High Income Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

This description of the federal income tax consequences of the reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Additional Tax Considerations. As of December 31, 2008, the Floating Rate High Income Fund had significant capital loss carryforwards, net realized capital losses year-to-date and net unrealized losses (together, capital loss carryforward, net realized capital losses year-to-date and net unrealized losses that exceed a certain threshold constitute “pre-reorganization losses”).

Capital loss carryforwards are used to reduce the amount of realized capital gains that a fund is required to distribute to its shareholders in order to avoid paying taxes on undistributed capital gain.

If the reorganization occurs, the tax assets and liabilities of the High Income Fund and the Floating Rate High Income Fund, including any capital loss carryforwards that could have been used by each Fund to offset its future realized capital gains, will be shared by the surviving combined fund. However, a Fund’s ability to carry forward capital losses and to use them to offset future realized capital gains may be limited as a result of the reorganization.

Under applicable tax laws, the ability of the combined fund to use a Fund’s pre-reorganization losses to offset future realized capital gains may be subject to an annual limitation. In addition, one Fund’s pre-reorganization losses cannot be used to offset the other Fund’s “built-in gains” (i.e., net unrealized gains as of the date of the reorganization) exceeding certain thresholds for five tax years. Finally, the Floating Rate High Income Fund’s capital loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the income of the combined fund for the taxable year of the reorganization that is equal to the portion of the combined fund’s taxable year that follows the date of the reorganization (prorated according to the number of days). The effect of these limitations will depend on the amount of pre-reorganization losses and “built-in gains” in each Fund at the time of the reorganization.

Furthermore, the combined fund will have tax attributes that reflect a blending of the tax attributes of the Floating Rate High Income Fund and the High Income Fund at the time of the reorganization. For example, if the reorganization had occurred on December 31, 2008, the combined fund would have had net realized losses (i.e., capital loss carryforwards as of the end of the last fiscal year as adjusted by year-to-date realized gains or losses) of approximately 68.73% of its net assets available to reduce capital gains, whereas absent the reorganization, the Floating Rate High Income Fund would have net realized losses equal to approximately 25.86% of its net assets available to reduce capital gains. Although the reorganization is not expected to cause the High Income Fund to undergo a change in ownership that would trigger the loss limitation rules applicable to it, as a result of the spreading of the losses remaining available over a larger asset base, the percentage of the Floating Rate High Income Fund’s net assets comprising net realized losses available to offset its capital gains, absent the reorganization, will increase substantially in comparison to such percentage with respect to the combined fund. In addition, as of December 31, 2008, both Funds had net “built-in losses” and therefore, if the reorganization had occurred on that date, the prohibition on the use of pre-reorganization losses to offset built-in gains would not apply.

The application of the rules described above may accelerate taxable gain distributions to shareholders of the combined fund. The impact of such rules will depend on the relative sizes of, and the loss and gains (both realized and unrealized) in, each Fund at the time of the reorganization and thus cannot be calculated precisely prior to the reorganization.

Capitalization. The following table shows the capitalization of the Funds as of January 31, 2009 and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

	Floating Rate High Income Fund	High Income Fund	Pro Forma Adjustments		Pro Forma Combined Fund
Net Assets
Class A	$45,106,800	$360,075,893	$(54,099	)(a)	$405,128,594
Class B(c)	$—	$52,384,168	$(2,217	)(a)	$52,381,951
Class C	$15,358,352	$39,344,521	$(14,897	)(a)	$54,687,976
Class I	$6,857,113	$185,811,424	$(13,773	)(a)	$192,654,764
Class R1(c)	$—	$937,222	$(40	)(a)	$937,182
Class R2(c)	$—	$3,445,535	$(146	)(a)	$3,445,389
Class R3(c)	$—	$6,705,701	$(284	)(a)	$6,705,417
Class R4(c)	$—	$43,859	$(2	)(a)	$43,857
Class 529A(c)	$—	$579,174	$(25	)(a)	$579,149
Class 529B(c)	$—	$182,856	$(8	)(a)	$182,848
Class 529C(c)	$—	$220,743	$(9	)(a)	$220,734
Total	$67,322,265	$649,731,096	$(85,500)		$716,967,861

Shares Outstanding
Class A	6,865,035	144,571,052	18,115,181	(b)	162,686,233
Class B(c)	—	20,965,474	—		20,965,474
Class C	2,335,635	15,720,999	6,143,341	(b)	21,864,340
Class I	1,043,833	74,642,160	2,753,861	(b)	77,396,021
Class R1(c)	—	375,556	—		375,556
Class R2(c)	—	1,381,543	—		1,381,543
Class R3(c)	—	2,693,006	—		2,693,006
Class R4(c)	—	17,609	—		17,609
Class 529A(c)	—	232,579	—		232,579
Class 529B(c)	—	73,416	—		73,416
Class 529C(c)	—	88,395	—		88,395
Total	10,244,503	260,761,789	27,012,383		287,774,172

Net Asset Value Per Share
Class A	$6.57	$2.49			$2.49
Class B(c)	$—	$2.50			$2.50
Class C	$6.58	$2.50			$2.50
Class I	$6.57	$2.49			$2.49
Class R1(c)	$—	$2.50			$2.50
Class R2(c)	$—	$2.49			$2.49
Class R3(c)	$—	$2.49			$2.49
Class R4(c)	$—	$2.49			$2.49
Class 529A(c)	$—	$2.49			$2.49
Class 529B(c)	$—	$2.49			$2.49
Class 529C(c)	$—	$2.50			$2.50

Shares outstanding have been rounded for presentation purposes.

(a)

Pro Forma Adjustments include the estimated one-time fees and expenses incurred in connection with the consummation of the reorganization, including the estimated portfolio repositioning costs described in the response to the question 4, “How do the investment objectives, principal investment strategies, policies and restrictions of the two Funds compare?” in the Synopsis and the other fees and expenses described in “Reorganization Fees and Expenses” under “Information About the Reorganization.”
(b)	If the reorganization had taken place on January 31, 2009, the Floating Rate High Income Fund would have received 18,115,181; 6,143,341 and 2,753,861 shares of Class A, Class C and Class I, respectively, of the High Income Fund, which would be available for distribution to its shareholders. No assurances can be given as to the number of Reorganization Shares the Floating Rate High Income Fund will receive on the Exchange Date. The foregoing is merely an example of what the Floating Rate High Income Fund would have received and distributed had the reorganization been consummated on January 31, 2009, and should not be relied upon to reflect the amount that will be actually received on or after the Exchange Date.
(c)	Share class is not participating in the proposed reorganization.

Unaudited pro forma combined financial statements of the Funds as of January 31, 2009 and for the twelve-month period then ended are included in the Statement of Additional Information relating to the proposed reorganization. Because the Agreement provides that the High Income Fund will be the surviving Fund following the reorganization and because the High Income Fund’s investment objective and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of the Floating Rate High Income Fund to the High Income Fund as contemplated by the Agreement.

The Trustees of the Floating Rate High Income Fund, including the Independent Trustees, unanimously recommend approval of the Agreement.

VOTING INFORMATION

Required Vote. Proxies are being solicited from the Floating Rate High Income Fund’s shareholders by its Trustees for the Meeting to be held on July 9, 2009 at 2:00 p.m. Eastern Time at 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116-3741, or at such later time made necessary by adjournment. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the Agreement.

The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of a “majority of the outstanding voting securities” of the Floating Rate High Income Fund entitled to vote. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities.

When shares of the Floating Rate High Income Fund are held jointly by two or more persons, any one of them may vote at the Meeting in person or by proxy in respect to such shares. A proxy shall be valid if executed by any one of the joint owners.

Record Date, Quorum and Method of Tabulation. Shareholders of record of the Floating Rate High Income Fund at the close of business on May 11, 2009 (the “record date”) will be entitled vote at the Meeting or any adjournment thereof. The holders of a majority of the voting power of the shares of the Floating Rate High Income Fund outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the Meeting. Shareholders of record are entitled to one vote for each dollar of net asset value of the shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Floating Rate High Income Fund as the vote tabulators for the Meeting. The vote tabulators will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The vote tabulators will count shares represented by proxies that are marked with an abstention or that reflect “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Thus, abstentions and broker non-votes have the effect of a negative vote on the proposal.

To the best of the knowledge of the Floating Rate High Income Fund, as of the record date, the officers and Trustees, as a group, beneficially owned less than 1% of any class of the outstanding shares of the Floating Rate High Income Fund. To the best of the knowledge of the Floating Rate High Income Fund, as of the record date, the following shareholders owned of record or beneficially 5% or more of the following classes of the Floating Rate High Income Fund’s outstanding shares. All holdings are of record unless otherwise specified.

Class	Shareholder Name and Address	Percentage Owned	Pro Forma Percentage Owned*
A	Charles Schwab & Co Inc FBO Clearing Customers 101 Montgomery St San Francisco CA 94104-4151	35.03%	8.49%

C	Merrill Lynch Pierce	8.29%	11.08%
	Fenner & Smith Inc For the Sole Benefit of its Customers 4800 Deer Lake Dr E Jacksonville FL 32246-6484

I	Raymond James & Assoc Inc	60.38%	0.75%
	FBO Helios Education Foundation 2415 E Camelback Rd Ste 500 Phoenix AZ 85016-9289

I	MFS Defined Contribution Plan**	27.21%	1.44%
	500 Boylston Street Boston, MA 02116

I	MFS Savings Retirement Plan**	12.41%	0.46%
	500 Boylston Street Boston, MA 02116

*	Percentage owned assuming completion of the reorganization on May 11, 2009.
**	Believed to be a beneficial owner.

The votes of the shareholders of the High Income Fund are not being solicited because their approval or consent is not necessary for this transaction. To the best of the knowledge of the High Income Fund, as of the record date, the officers and Trustees of the High Income Fund, as a group, beneficially owned less than 1% of any class of the outstanding shares of the High Income Fund. To the best of the knowledge of the High Income Fund, as of the record date, the following shareholders owned of record or beneficially 5% or more of the following classes of the High Income Fund. All holdings are of record unless otherwise specified.

Class	Shareholder Name and Address	Percentage Owned	Pro Forma Percentage Owned*
C	Citigroup Global Markets Inc Surpas House Account, 7th Floor 333 W 34th Street New York, NY 10001-2402	5.72%	4.85%

C	Merrill Lynch Pierce	12.13%	11.08%
	Fenner & Smith Inc For the Sole Benefit of its Customers 4800 Deer Lake Dr E Jacksonville FL 32246-6484

I	MFS Growth Allocation Fund** 2 Avenue De Lafayette Boston, MA 02111-1724	38.36%	37.88%

I	MFS Moderate Allocation Fund** 2 Avenue De Lafayette Boston, MA 02111-1724	35.35%	34.90%

I	MFS Conservative Allocation Fund** 2 Avenue De Lafayette Boston, MA 02111-1724	14.98%	14.80%

*	Percentage owned assuming completion of the reorganization on May 11, 2009.
**	Believed to be a beneficial owner.

Solicitation of Proxies. In addition to soliciting proxies by mail, the Trustees and employees of MFS, MFS Distributors, Inc. and MFS Service Center, Inc. may solicit proxies in person or by telephone. In addition, the Floating Rate High Income Fund has retained at its own expense D.F. King & Co. Inc. to aid in the solicitation of instructions for nominee and registered accounts for a fee of approximately $7,000, plus reasonable out-of-pocket expenses for proxy solicitation services, which will be paid by the Floating Rate High Income Fund. The Floating Rate High Income Fund may also arrange to have votes recorded by telephone. The telephonic voting procedure is designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Shareholders would be asked for their Social Security numbers or other identifying information. The shareholders would then be given an opportunity to authorize their proxies to vote their shares in accordance with their instructions. To ensure that the shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A toll-free number will be available in the event the information in the confirmation is incorrect.

Shareholders have the opportunity to vote via the Internet as directed on your proxy card. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting. To vote via the Internet, you will need the “control” number that appears on your proxy card. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Persons holding shares as nominees will upon request be reimbursed by the Floating Rate High Income Fund for their reasonable expenses in soliciting instructions from their principals.

Revocation of Proxies. Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted, by a written revocation received by the Secretary of the Floating Rate High Income Fund or by properly executing a later-dated proxy or by attending the Meeting and voting in person.

Shareholder Proposals. The Floating Rate High Income Fund does not hold annual shareholder meetings in any year in which the election of Trustees is not required to be acted upon by 1940 Act. However, the Fund currently maintains a policy to hold a shareholder meeting at least every five years to elect Trustees. If the reorganization is not approved, any shareholder who wishes to submit a proposal to be considered by the Fund’s shareholders at the next meeting of shareholders should send the proposal to the Floating Rate High Income Fund, c/o Susan S. Newton, Assistant Secretary, at 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116-3741, so as to be received within a reasonable time before the Board of Trustees makes the solicitation relating to such meeting. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws.

Adjournment. If the necessary quorum to transact business or sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal.  The Floating Rate High Income Fund pays the costs of any additional solicitation and of any adjourned session.

MISCELLANEOUS

Independent Registered Public Accounting Firm

Deloitte & Touche LLP serves as Independent Registered Public Accounting Firm to both the Floating Rate High Income Fund and the High Income Fund. The audited financial statements of the Floating Rate High Income Fund and the High Income Fund for the fiscal years ended August 31, 2008 and January 31, 2009, respectively, included in the Funds’ respective Statements of Additional Information, have been audited by Deloitte & Touche LLP, whose reports thereon are included in the respective Funds’ Statements of Additional Information and in the Annual Reports to Shareholders for the fiscal years ended August 31, 2008 and January 31, 2009, respectively. The financial statements audited by Deloitte & Touche LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

Available Information

The Floating Rate High Income Fund and the High Income Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance with these laws, they each file reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Washington D.C. 20549 and the public reference facilities at the SEC’s Northeast and Midwest regional offices at 3 World Financial Center, Room 4300, New York, NY 10281 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates, or at the SEC website (http://www.sec.gov).

Other Business

Management of the Floating Rate High Income Fund knows of no business other than the matters specified above that will be presented at the Meeting. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees.

Please advise the Floating Rate High Income Fund, in care of MFS Service Center, Inc., P.O. Box 55824, Boston, MA 02205-5824, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

May 19, 2009

MFS FLOATING RATE HIGH INCOME FUND

500 Boylston Street

Boston, MA 02116-3741

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made this day of     day of                     , 2009, by and between MFS Series Trust X, a Massachusetts business trust (“Trust X”), on behalf of MFS Floating Rate High Income Fund, a segregated portfolio of assets (“series”) thereof (the “Acquired Fund”), and MFS Series Trust III, a Massachusetts business trust (“Trust III”), on behalf of MFS High Income Fund, a segregated portfolio of assets (“series”) thereof (the “Surviving Fund”), each with its principal place of business at 500 Boylston Street, Boston, Massachusetts 02116. Each of the Acquired Fund and the Surviving Fund are also referred to herein as a “Fund” and, together, as the “Funds.”

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of the regulations under Section 368(a) (the “Regulations”) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of (1) the transfer of the Assets (as defined herein) of the Acquired Fund to the Surviving Fund in exchange solely for the assumption by the Surviving Fund of the Liabilities (as defined herein) of the Acquired Fund and the issuance to the Acquired Fund of shares of beneficial interest, no par value (“shares”), in the Surviving Fund (the “Reorganization Shares”), (2) the distribution of the Reorganization Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein and (3) the termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (collectively, the “Reorganization”).

All representations, warranties, covenants and obligations of the Surviving Fund and the Acquired Fund contained herein shall be deemed to be representations, warranties, covenants and obligations of Trust X, acting on behalf of the Acquired Fund, and Trust III, acting on behalf of the Surviving Fund, respectively, and all rights and benefits created hereunder in favor of the Acquired Fund and the Surviving Fund shall inure to, and shall be enforceable by, Trust X, acting on behalf of the Acquired Fund and Trust III, acting on behalf of the Surviving Fund, respectively.

The Acquired Fund’s shares are divided into three classes, designated Class A, Class C and Class I shares (the “Class A Acquired Fund Shares,” the “Class C Acquired Fund Shares,” and the “Class I Acquired Fund Shares,” respectively, and together, the “Acquired Fund Shares”). The Surviving Fund’s shares are divided into eleven classes (the “Surviving Fund Shares”), designated Class A, Class C and Class I, shares (the “Class A Reorganization Shares,” the “Class C Reorganization Shares” and the “Class I Reorganization Shares,” “respectively, and, together, the “Reorganization Shares”) and Class B, Class 529A, Class 529B, Class 529C, Class R1, Class R2, Class R3 and Class R4 shares. Each class of Acquired Fund Shares is substantially similar to the corresponding class of Reorganization Shares, i.e., the Acquired Fund’s Class A, Class C and Class I shares correspond to the Surviving Fund’s Class A, Class C and Class I shares.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. The Reorganization

1.1  The Acquired Fund will transfer to the Surviving Fund all of its assets (consisting of, without limitation, portfolio securities and instruments, dividend and interest receivables, claims and rights of action, cash and other assets) as set forth in a statement of assets and liabilities as of the Valuation Time (as defined in paragraph 2.1 hereof) prepared in accordance with generally accepted accounting principles consistently applied, certified by the Acquired Fund’s Treasurer or Assistant Treasurer and delivered by the Acquired Fund to the Surviving Fund pursuant to paragraph 5.6 hereof (the “Statement of Assets and Liabilities”) (collectively, the “Assets”), free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange solely for (a) the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund including the Acquired Fund’s liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, contingent or otherwise, whether or not arising in the ordinary course of business (collectively, the “Liabilities”) and (b) the issuance and delivery by the Surviving Fund to the Acquired Fund, for distribution in accordance with paragraph 1.3 hereof pro rata to the Acquired Fund shareholders of record determined as of the Valuation Time (the “Acquired Fund Shareholders”), of the number of full and fractional (rounded to the third decimal place) Reorganization Shares determined as provided in paragraph 2.2 hereof. Such transactions shall take place at the closing provided for in paragraph 3.1 hereof (the “Closing”).

1.2  The Acquired Fund has provided the Surviving Fund with a list of the current securities holdings and other assets of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities or other assets prior to the Closing.

1.3  On or as soon after the closing date established in paragraph 3.1 hereof (the “Closing Date”) as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will distribute the Reorganization Shares it received pursuant to paragraph 1.1 hereof pro rata to the Acquired Fund Shareholders in actual or constructive exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund. Such distribution will be accomplished by the transfer of the Class A, Class C and Class I Reorganization Shares then credited to the account of the Acquired Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of full and fractional (rounded to the third decimal place) Class A, Class C and Class I Reorganization Shares due such shareholders, by class (i.e., the account for each Acquired Fund Shareholder of Class A, Class C and Class I Acquired Fund Shares shall be credited with the respective pro rata number of Class A, Class C and Class I (as applicable) Reorganization Shares due that shareholder). The Surviving Fund will not issue share certificates representing the Reorganization Shares in connection with such distribution, except in connection with pledges and assignments and in certain other limited circumstances.

1.4  The Acquired Fund shall use reasonable efforts to ensure that Acquired Fund Shareholders holding certificates representing their ownership of Acquired Fund Shares surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an “Affidavit”), to the Acquired Fund prior to the Closing Date. Any Acquired Fund Share certificate that remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer show evidence of ownership of Acquired Fund Shares and shall not evidence ownership of any Reorganization Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, any dividends and other distributions payable by the Surviving Fund subsequent to the Closing Date with respect to the Reorganization Shares allocable to a holder of such certificate(s) shall be paid to such holder, but such holder may not redeem or transfer such Reorganization Shares.

1.5  Any transfer taxes payable upon issuance of the Reorganization Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Reorganization Shares are to be issued and transferred.

1.6  The legal existence of the Acquired Fund shall be terminated promptly following the Liquidation Date.

2. Valuation

2.1  The net asset value of each class of the Reorganization Shares and the net value of the Assets shall in each case be determined as of the close of business (4:00 p.m. Boston time) on the Closing Date (the “Valuation Time”). The net asset value of each class of the Reorganization Shares shall be computed by State Street Bank and Trust Company (the “Custodian”), as custodian and pricing agent for the Surviving Fund, using the valuation procedures set forth in Trust III’s Amended and Restated Declaration of Trust (“Trust III’s Declaration of Trust”) or Master Amended and Restated By-Laws (“Trust III’s By-Laws”) and the Surviving Fund’s then-current prospectus and statement of additional information (collectively, the “Surviving Fund Valuation Procedures”), to not less than two decimal places. The net value of the Assets shall be computed by the Custodian, as custodian and pricing agent for the Acquired Fund, by calculating the value of the Assets and subtracting therefrom the amount of the Liabilities, using the valuation procedures set forth in Trust X’s Amended and Restated Declaration of Trust (“Trust X’s Declaration of Trust”) or Master Amended and Restated By-Laws (“Trust X’s By-Laws”) and the Acquired Fund’s then-current prospectus and statement of additional information (collectively, the “Acquired Fund Valuation Procedures”). The determinations of the Custodian shall be conclusive and binding on all parties in interest; provided, however, that, in computing each Fund’s net asset value in accordance with this paragraph 2.1, any fair value determination required to be made by the Surviving Fund Valuation Procedures or Acquired Fund Valuation Procedures with respect to a portfolio security or other asset of either Fund shall be made in accordance with the applicable Fund’s Valuation Procedures, and any such fair value determinations shall be conclusive and binding on the Custodian and all parties in interest.

2.2  The number of Reorganization Shares of each class (including fractional shares, if any, rounded to the third decimal place) the Surviving Fund shall issue pursuant to paragraph 1.1(b) hereof shall be as follows: (a) the number of Class A Reorganization Shares shall be determined by dividing the net value of the Assets (computed as set forth in paragraph 2.1 hereof) (the “Acquired Fund Value”) attributable to the Class A Acquired Fund Shares by the net asset value of a Class A Reorganization Share (computed as set forth in such paragraph); (b) the number of Class C Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class C Acquired Fund Shares by the net asset value of a Class C Reorganization Share (as so computed); and (c) the number of Class I Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class I Acquired Fund Shares by the net asset value of a Class I Reorganization Share (as so computed).

2.3  Except for certain fair value determinations as described in paragraph 2.1 hereof, all computations of value shall be made by the Custodian in its capacity as pricing agent for the Surviving Fund and the Acquired Fund, as applicable, and in accordance with its regular practice in pricing the shares and assets of the Surviving Fund and the Acquired Fund, as applicable, using the relevant Fund’s Valuation Procedures.

3. Closing and Closing Date

3.1  The Closing Date shall be July     , 2009 or such other date on or before September 30, 2009 as the parties may agree. The Closing shall be held at 5:00 p.m., Boston time, at the offices of Trust X and Trust III, 500 Boylston Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.

3.2  Portfolio securities shall be transferred by the Acquired Fund to the Custodian for the account of the Surviving Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the US Treasury Department’s book-entry system or by the Depository Trust Company or other third-party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5, or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency, certified or official bank check or federal fund wire, payable to the order of “State Street Bank and Trust Company, Custodian for the MFS High Income Fund” or in the name of any successor organization.

3.3  If on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that accurate appraisal of the net value of the Assets or the net asset value of each class of the Reorganization Shares is impracticable, the Closing Date shall be postponed until the next business day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before September 30, 2009, this Agreement may be terminated by either Fund upon the giving of written notice to the other.

3.4  The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number of outstanding Acquired Fund Shares owned by each such shareholder, all as of the close of business on the Closing Date (the “Shareholder List”). The Surviving Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Reorganization Shares credited on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Reorganization Shares have been credited to the Acquired Fund’s account on the books of the Surviving Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. Representations and Warranties

4.1  Trust X, on behalf of the Acquired Fund, represents and warrants to Trust III, on behalf of the Surviving Fund, as follows:

(a)	Trust X is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out its obligations under this Agreement. Neither Trust X nor the Acquired Fund is required to qualify to do business in any other jurisdiction. This Agreement has been duly authorized by Trust X, subject to the approval of the shareholders of the Acquired Fund. Trust X has all necessary federal, state and local authorizations to own all of the properties and assets of Trust X and to carry on its business as now being conducted;

(b)	Trust X is a duly registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect; and the Acquired Fund is a separate series of Trust X duly constituted in accordance with the applicable provisions of Trust X’s Declaration of Trust, Trust X’s By-Laws and the laws of The Commonwealth of Massachusetts;

(c)	Trust X is not, and the execution, delivery and performance of this Agreement by Trust X will not result, in violation of any provision of Trust X’s Declaration of Trust or Trust X’s By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust X or the Acquired Fund is a party or by which Trust X or the Acquired Fund is bound;

(d)	The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with the Acquired Fund’s obligations under this Agreement) that will not be terminated at or prior to the Closing Date and no such termination will result in liability to Trust X or the Acquired Fund (or the Surviving Fund);

(e)	Except as otherwise disclosed in writing to and accepted by Trust III, on behalf of the Surviving Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of Trust X or the Acquired Fund, threatened against Trust X or the Acquired Fund or any of its properties or assets. Neither Trust X nor the Acquired Fund know of facts that might form the basis for the institution of such proceedings, and neither Trust X nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transactions herein contemplated;

(f)	The statement of assets and liabilities, including the schedule of portfolio investments, of the Acquired Fund as of August 31, 2008, and the related statement of operations for the fiscal year then ended, and the statements of changes in net assets for the fiscal years ended August 31, 2008 and August 31, 2007 (copies of which have been furnished to the Surviving Fund) have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, and present fairly in all material respects the financial position of the Acquired Fund as of August 31, 2008 and the results of its operations and changes in net assets for the respective stated periods in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

(g)	The unaudited statement of assets and liabilities, including the schedule of portfolio investments, of the Acquired Fund as of February 28, 2009, and the related statement of operations for the fiscal semi-annual period then ended, and the statement of changes in net assets for the fiscal semi-annual period ended February 28, 2009 (copies of which have been furnished to the Surviving Fund) present fairly in all material respects the financial position of the Acquired Fund as of February 28, 2009 and the results of its operations and changes in net assets for the semi-annual period in accordance with accounting principles generally accepted in the United States of America, consistently applied, and there are no known actual or contingent liabilities of the Acquired Fund as of the date thereof not described therein;

(h)	Since August 31, 2008, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Trust III, on behalf of the Surviving Fund. For the purposes of this subparagraph (h), a decline in net asset value per Acquired Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Acquired Fund, or a distribution or a payment of dividends shall not constitute a material adverse change;

(i)	As of the Closing Date, the Acquired Fund will have, within the times and in the manner prescribed by law, properly filed all required federal and other tax returns and reports which, to the knowledge of Trust X’s officers, are required to have been filed by the Acquired Fund by such date and all such returns and reports were complete and accurate in all material respects. The Acquired Fund has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(j)	For each taxable year of its operations and since its inception, for federal income tax purposes, the Acquired Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to Acquired Fund for each taxable year since its inception and for the remainder of its current taxable year beginning September 1, 2008 and ending on the Closing Date.

The Acquired Fund will declare to the Acquired Fund shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing to the Acquired Fund shareholders (a) all of the excess of (i) the Acquired Fund’s investment income excludable from gross income under section 103(a) of the Code over (ii) the Acquired Fund’s deductions disallowed under sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Fund’s investment company taxable income as defined in section 852 of the Code, (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Fund’s net realized capital gain (after reduction for any capital loss carry forward) in each case for both the taxable year ending on August 31, 2008 and the short taxable year beginning on September 1, 2008 and ending on the Closing Date. Such dividends will be made to ensure continued qualification of the Acquired Fund as a “regulated investment company” for tax purposes and to eliminate fund-level tax.

(k)

The authorized capital of Trust X consists of an unlimited number of shares, currently divided into twelve series and, with respect to the Acquired Fund, into eight classes at the date hereof. All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by Trust X (except as described in the Acquired Fund’s current prospectus and statement of additional information). All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List. Trust X does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

(l)	Except as previously disclosed to Trust III, at the Closing Date the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer, convey and deliver the Assets hereunder, and upon delivery and payment for the Assets, the Surviving Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”);

(m)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Trust X, on behalf of the Acquired Fund (with the exception of the approval of this Agreement by the Acquired Fund’s shareholders holding at least a majority of the outstanding voting securities (as defined by the 1940 Act) of the Acquired Fund), and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the approval of such shareholders and, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)	The information to be furnished by the Acquired Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations thereunder applicable thereto;

(o)	The proxy statement of the Acquired Fund (the “Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.7 hereof) (other than written information furnished by the Surviving Fund for inclusion therein, as covered by Trust III’s representation and warranty in paragraph 4.2(o) hereof), on the effective date of the Registration Statement, on the date of the Meeting (as defined in paragraph 5.2 hereof) and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust X, on behalf of the Acquired Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder (collectively, the “Acts”), and such as may be required under state securities laws;

(q)	All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Surviving Fund;

(r)	The then current prospectus and statement of additional information of the Acquired Fund, as supplemented and updated from time to time, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(s)	The Acquired Fund incurred the Liabilities in the ordinary course of its business.

4.2  Trust III, on behalf of the Surviving Fund, represents and warrants to Trust X, on behalf of the Acquired Fund, as follows:

(a)	Trust III is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. Neither Trust III nor the Surviving Fund is required to qualify to do business in any other jurisdiction. This Agreement has been duly authorized by Trust III on behalf of the Surviving Fund. Trust III has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted.

(b)	Trust III is a duly registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and the Surviving Fund is a separate series of Trust III duly constituted in accordance with the applicable provisions of Trust III’s Declaration of Trust, Trust III’s By-Laws and the laws of The Commonwealth of Massachusetts;

(c)	The current prospectus and statement of additional information of the Surviving Fund, each dated June 1, 2008, as supplemented and updated from time to time (collectively, the “Surviving Fund Prospectus”), and the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein as covered by the Acquired Fund’s representation and warranty in paragraph 4.1(n) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d)	At the Closing Date, the Surviving Fund will have good and marketable title to its assets;

(e)	Trust III is not, and the execution, delivery and performance of this Agreement will not result, in violation of Trust III’s Declaration of Trust or Trust III’s By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust III or the Surviving Fund is a party or by which Trust III or the Surviving Fund is bound;

(f)

Except as otherwise disclosed in writing to and accepted by Trust X, on behalf of the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of Trust III or the

Surviving Fund, threatened against Trust III or the Surviving Fund or any of its properties or assets. Neither Trust III nor the Surviving Fund know of facts that might form the basis for the institution of such proceedings, and neither Trust III nor the Surviving Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transaction herein contemplated;

(g)	The statement of assets and liabilities, including the schedule of portfolio investments, of the Surviving Fund as of January 31, 2009, and the related statement of operations for the fiscal year then ended, and the statements of changes in net assets for the fiscal years ended January 31, 2009 and January 31, 2008 (copies of which have been furnished to the Acquired Fund) have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, and present fairly in all material respects the financial position of the Surviving Fund as of January 31, 2009 and the results of its operations and changes in net assets for the respective stated periods in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Surviving Fund as of the respective dates thereof not disclosed therein;

(h)	[reserved.]

(i)	Since January 31, 2009, there has not been any material adverse change in the Surviving Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in net asset value per Surviving Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Surviving Fund, or a distribution or a payment of dividends, shall not constitute a material adverse change;

(j)	As of the Closing Date, the Surviving Fund, will have, within the times and in the manner prescribed by law, properly filed all federal and other tax returns and reports which, to the knowledge of the officers of the Surviving Fund, are required to be filed by the Surviving Fund by such date, and all such returns and reports were complete and accurate in all material respects. The Surviving Fund has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Surviving Fund. All tax liabilities of the Surviving Fund have been adequately provided for on its books, and no tax deficiency or liability of the Surviving Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(k)	For each taxable year of its operations since its inception, for federal income tax purposes, the Surviving Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to the Surviving Fund for each taxable year since its inception and for the remainder of its current taxable year beginning February 1, 2009 and ending on the Closing Date.

(l)	The authorized capital of Trust III consists of an unlimited number of shares, currently divided into seven series and, with respect to the Surviving Fund, into eight classes at the date hereof. All issued and outstanding Surviving Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information). The Surviving Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Fund Shares, nor is there outstanding any security convertible into any such shares;

(m)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Trust III, on behalf of the Surviving Fund, and this Agreement constitutes a valid and binding obligation of the Surviving Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)	The Reorganization Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will be duly authorized at the Closing Date and, when so issued and delivered, will be duly and validly issued Surviving Fund Shares and will be fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information);

(o)	The information to be furnished by the Surviving Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations applicable thereto;

(p)	Trust III, on behalf of the Surviving Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws or other securities laws as it may deem appropriate in order to continue its operations and the operations of the Surviving Fund after the Closing Date;

(q)	All of the Surviving Fund’s issued and outstanding Surviving Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquired Fund;

(r)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Surviving Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the Acts and such as may be required under state securities laws; and

(s)	No consideration other than Reorganization Shares (and the Surviving Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

5. Covenants

5.1  Each Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions.

5.2  Trust X will call a meeting of shareholders of the Acquired Fund (the “Meeting”) to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3  Trust X covenants that the Reorganization Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.31  Trust X covenants that it will, from time to time, as and when reasonably requested by the Surviving Fund, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action as the Surviving Fund may reasonably deem necessary or desirable to vest in and confirm the Surviving Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of the Agreement.

5.4  Trust X will provide such information as Trust III reasonably requests concerning the ownership of Acquired Fund Shares, including the information specified in paragraph 3.4 hereof.

5.5  Subject to the provisions of this Agreement, Trust X and Trust III each will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6  Trust X will furnish to Trust III on the Closing Date the Statement of Assets and Liabilities. As promptly as practicable, but in any case within 60 days after the Closing Date, Trust X or its designee will furnish to Trust III, in such form as is reasonably satisfactory to Trust III, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carry forwards and other items that the Surviving Fund will succeed to and take into account as a result of Section 381 of the Code.

5.7  Trust III, on behalf of the Surviving Fund, will prepare and file with the Commission a Registration Statement on Form N-14 (the “Registration Statement”) in compliance with the 1933 Act and the 1940 Act, in connection with the issuance of the Reorganization Shares as contemplated herein.

5.8  Trust III, on behalf of the Surviving Fund, will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the Acts, in connection with the Meeting to consider approval of this Agreement.

5.9  Trust X agrees to provide the Surviving Fund with information applicable to the Acquired Fund required under the Acts for inclusion in the Registration Statement and the Proxy Statement.

6. Conditions Precedent to Obligations of Trust X on behalf of the Acquired Fund

The obligations of Trust X to consummate the transactions provided for herein shall be, at its election, subject to the performance by the Surviving Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of Trust III, on behalf of the Surviving Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2  Trust III, on behalf of the Surviving Fund, shall have delivered to Trust X on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer

or Assistant Treasurer, in form and substance satisfactory to Trust X and dated as of the Closing Date, to the effect that the representations and warranties of the Surviving Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that Trust III and the Surviving Fund shall have complied with all covenants and agreements and satisfied all conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date, and as to such other matters as Trust X shall reasonably request; and

6.3  Trust X shall have received on the Closing Date a favorable opinion from Susan S. Newton, Associate General Counsel and Senior Vice President of Massachusetts Financial Services Company (“MFS”), the Surviving Fund’s investment adviser, dated as of the Closing Date, in a form satisfactory to Trust X, to the effect that:

(a)	Trust III is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement. The Surviving Fund is a separate series of Trust III duly constituted in accordance with Trust III’s Declaration of Trust and Trust III’s By-Laws;

(b)	this Agreement has been duly authorized, executed and delivered by the Surviving Fund and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Agreement by Trust X on behalf of the Acquired Fund, is a valid and binding obligation of Trust III and the Surviving Fund enforceable against Trust III and the Surviving Fund in accordance with its terms, except as the same may be limited Trust III and the Surviving Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	assuming that consideration therefor of not less than the net asset value thereof has been paid, the Reorganization Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such issuance and delivery will be validly issued and outstanding and fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information), and no shareholder of the Surviving Fund has any preemptive right to subscription or purchase in respect thereof pursuant to any federal or Massachusetts law or Trust III’s Declaration of Trust or Trust III’s By-Laws;

(d)	the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Trust III’s Declaration of Trust or Trust III’s By-Laws, or any material provision of any agreement (known to such counsel) to which Trust III or the Surviving Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which Trust III or the Surviving Fund is a party or by which it is bound;

(e)	to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust III or the Surviving Fund of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(f)	the descriptions in the Registration Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to Trust III or the Surviving Fund, are accurate in all material respects;

(g)	to the knowledge of such counsel, there are no legal or governmental proceedings relating to Trust III or the Surviving Fund existing on or before the date of mailing the Proxy Statement or the Closing Date required to be described in the Registration Statement that are not described as required;

(h)	to the knowledge of such counsel, Trust III is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(i)	except as may have been previously disclosed by Trust III, on behalf of the Surviving Fund, in writing to Trust X, on behalf of the Acquired Fund, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body currently is pending or threatened as to Trust III or the Surviving Fund or any of their properties or assets, and neither Trust III nor the Surviving Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not independently verified, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, she generally reviewed and discussed certain of such statements with certain officers of the Surviving Fund and that in the course of such review and discussion no facts came to the attention of such counsel that led her to believe that, on the effective date of the Registration Statement, the date of the Meeting or the Closing Date and only insofar as such statements relate to the Surviving Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to Trust X or the Acquired Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of Trust X, its Board of Trustees and its officers and the Acquired Fund. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as Trust X may reasonably request.

7. Conditions Precedent to Obligations of Trust III on behalf of the Surviving Fund

The obligations of Trust III, on behalf of the Surviving Fund, to complete the transactions provided for herein shall be, at its election, subject to the performance by Trust X, on behalf of the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1  All representations and warranties of Trust X, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2  Trust X, on behalf of the Acquired Fund, shall have delivered to the Surviving Fund the Statement of Assets and Liabilities, together with a list of the Acquired Fund’s portfolio securities showing the federal income tax bases of and holding periods for such securities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of Trust X;

7.3  Trust X, on behalf of the Acquired Fund, shall have delivered to Trust III on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of the Closing Date, to the effect that the representations and warranties of Trust X, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund shall have complied with all covenants and agreements and satisfied all conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date, and as to such other matters as the Surviving Fund shall reasonably request;

7.4  Trust III shall have received on the Closing Date a favorable opinion from Susan S. Newton, Associate General Counsel and Senior Vice President of MFS, the Acquired Fund’s investment adviser, dated as of the Closing Date, in a form satisfactory to the Surviving Fund to the effect that:

(a)	Trust X is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement. The Acquired Fund is a separate series of Trust X duly constituted in accordance with Trust X’s Declaration of Trust and Trust X’s By-Laws;

(b)	this Agreement has been duly authorized, executed and delivered by Trust X and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Agreement by Trust III, on behalf of the Surviving Fund, is a valid and binding obligation of Trust X and the Acquired Fund enforceable against Trust X and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	Trust X, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly, sold, assigned, conveyed, transferred and delivered such assets to the Surviving Fund.

(d)	the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Trust X’s Declaration of Trust or Trust X’s By-Laws, or any material provision of any agreement (known to such counsel) to which Trust X or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which Trust X or the Surviving Fund is a party or by which it is bound;

(e)	to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust X of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(f)	the descriptions in the Proxy Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to Trust X and the Acquired Fund, are accurate in all material respects;

(g)	to the knowledge of such counsel, there are no legal or governmental proceedings relating to Trust X or the Acquired Fund existing on or before the date of mailing the Proxy Statement or the Closing Date required to be described in the Proxy Statement that are not described as required;

(h)	assuming that consideration therefor of not less than the net asset value and the par value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund’s registration statement or any amendment thereto in effect at the time of such issuance, all issued and outstanding shares of the Acquired Fund are validly issued and outstanding and fully paid and nonassessable (except as described in the Acquired Fund’s current prospectus and statement of additional information);

(i)	to the knowledge of such counsel, Trust X is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(j)	except as may have been previously disclosed by Trust X on behalf of the Acquired Fund, in writing to Trust III, on behalf of the Surviving Fund, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened as to Trust X or the Acquired Fund or any of the Acquired Fund’s properties or assets, and Trust X is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not verified, and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement, she generally reviewed and discussed certain of such statements with certain officers of Trust X and that in the course of such review and discussion no facts came to the attention of such counsel that led her to believe that, on the effective date of the Registration Statement or on the date of the Meeting and only insofar as such statements relate to Trust X or the Acquired Fund, the Proxy Statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to Trust III or the Surviving Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of Trust III, its Board of Trustees and its officers, and the Surviving Fund. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as the Surviving Fund may reasonably request.

7.5  The assets of the Acquired Fund to be acquired by the Surviving Fund will include no assets which the Surviving Fund, by reason of limitations contained in Trust III’s Declaration of Trust or of investment restrictions disclosed in the Surviving Fund’s prospectus and statement of additional information in effect on the Closing Date, may not properly acquire.

8. Further Conditions Precedent to Obligations of Trust III on behalf of the Surviving Fund and Trust X on behalf of the Acquired Fund

The obligations of Trust X hereunder are, at the option of Trust III, and the obligations of Trust III hereunder are, at the option of Trust X, each subject to the further conditions that on or before the Closing Date:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of outstanding Acquired Fund Shares in accordance with the provisions of Trust X’s Declaration of Trust and Trust X’s By-Laws and the 1940 Act and the rules thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Surviving Fund;

8.2  On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including “no-action” positions of such federal or state authorities) deemed necessary by Trust III, on behalf of the Surviving Fund, or Trust X on behalf of the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Trust III, on behalf of the Surviving Fund, or Trust X, on behalf of the Acquired Fund may waive any such conditions for itself, respectively;

8.4  The Registration Statement shall have become effective under the 1933 Act and, as of the Closing Date, no stop orders suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5  The Acquired Fund shall have declared to Acquired Fund shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing to the Acquired Fund shareholders (a) all of the excess of (i) the Acquired Fund’s investment income excludable from gross income under section 103(a) of the Code over (ii) the Acquired Fund’s deductions disallowed under sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Fund’s investment company taxable income as defined in section 852 of the Code, (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Fund’s net realized capital gain (after reduction for any capital loss carry forward) in each case for both the taxable year ending on August 31, 2008 and the short taxable year beginning on September 1, 2008 and ending on the Closing Date;

8.6  Trust X and Trust III shall have received an opinion of Ropes & Gray LLP (“Tax Counsel”), reasonably satisfactory to them, as to the federal income tax consequences mentioned below (the “Tax Opinion”). In rendering the Tax Opinion, Tax Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Tax Counsel may treat as representations and warranties made to it, and in separate letters addressed to Tax

Counsel and certificates delivered pursuant to this Agreement. The Tax Opinion shall be substantially to the effect that, although not free from doubt, based on the existing provisions of the Code, Treasury regulations, current administrative rules, and court decisions, on the basis of the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)	the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Surviving Fund and the Acquired Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	no gain or loss will be recognized by the Surviving Fund upon the receipt of the Assets of the Acquired Fund in exchange for Reorganization Shares and the assumption by the Surviving Fund of the Liabilities of the Acquired Fund;

(c)	the basis in the hands of the Surviving Fund of the Assets of the Acquired Fund transferred to the Surviving Fund in the Transaction will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer;

(d)	the holding periods of the Assets of the Acquired Fund in the hands of the Surviving Fund will include the periods during which such Assets were held by the Acquired Fund;

(e)	no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s Assets to the Surviving Fund in exchange for the Reorganization Shares and the assumption by the Surviving Fund of the Liabilities of the Acquired Fund, or upon the distribution of the Reorganization Shares by the Acquired Fund to its shareholders in liquidation pursuant to this Agreement;

(f)	no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares for Reorganization Shares;

(g)	the aggregate basis of the Reorganization Shares that an Acquired Fund Shareholder receives in connection with the Reorganization will be the same as the aggregate basis of his or her Acquired Fund shares exchanged therefor;

(h)	an Acquired Fund Shareholder’s holding period for his or her Reorganization Shares will be determined by including the period for which he or she held the Acquired Fund shares exchanged therefor, provided that he or she held such Acquired Fund shares as capital assets; and

(i)	the Surviving Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Notwithstanding the above, the Tax Opinion will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles either at the end of a taxable year or upon the termination thereof or the transfer of such asset without reference to whether such a termination or transfer would otherwise be a taxable transaction.

Trust III and Trust X each agrees to make and provide additional representations to Tax Counsel with respect to the Surviving Fund and the Acquired Fund, respectively, that are reasonably necessary to enable

Tax Counsel to deliver the Tax Opinion. Notwithstanding anything herein to the contrary, Trust III and Trust X may not waive in any material respect the condition set forth in this paragraph 8.6.

8.7  The Board of Trustees of each Fund shall have determined, with respect to each Fund, that the Reorganization is in the best interests of the Fund and is not dilutive of the interests of the Fund’s existing shareholders and, based on such determinations, shall have approved this Agreement and the transactions contemplated thereby.

9. Brokerage Fees and Expenses; Contingent Deferred Sales Charges; Certain Tax Matters; Certain Records

9.1  Trust III and Trust X each represents and warrants to the other that there are no brokers or finders entitled to receive any payments from either party to this Agreement in connection with the transactions provided for herein.

9.2  Each Fund will be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement, whether or not the Reorganization is consummated.

9.3  Reorganization Shares issued in connection with the Reorganization will not be subject to any initial sales charge; however, if any Acquired Fund Shares are at the Closing Date subject to a contingent deferred sales charge (a “CDSC”), the Surviving Fund CDSC schedule and the methodology of aging such shares as set forth in the Surviving Fund Prospectus will apply to the Reorganization Shares issued in respect of such Acquired Fund Shares, and the Reorganization Shares received by Acquired Fund Shareholders pursuant to paragraph 1.4 hereof will, for purposes of calculating the CDSC, if applicable, be treated as if purchased on the original date of purchase of such Acquired Fund Shares.

9.4  Trust X agrees that it or its designee shall, on behalf of the Acquired Fund, file or furnish all federal, state and other tax returns, forms and reports, including information returns and payee statements, if applicable, of the Acquired Fund required by law to be filed or furnished by such dates as required by law to be filed or furnished, and shall provide such other federal and state tax information to shareholders of the Acquired Fund as has been customarily provided by the Acquired Fund, all with respect to the fiscal period commencing September 1, 2008 and ending on the Closing Date.

9.5  Trust X, on behalf of the Acquired Fund, agrees that it or its designee shall deliver to Trust III, on behalf of the Surviving Fund, on the Closing Date or as soon thereafter as possible: (a) Acquired Fund shareholder statements and tax forms (i.e., Forms 1099) for the taxable years ended August 31, 2007 and August 31, 2008, and the short taxable year commencing on September 1, 2008 and ending on the Closing Date (all on microfilm or microfiche, if available); (b) detailed records indicating the status of all certificates representing ownership of the Acquired Fund Shares issued since inception of the Acquired Fund (e.g., indicating whether the certificates are outstanding or cancelled); and, if applicable, (c) for each Acquired Fund Shareholder, a record indicating the dollar amount of such shareholder’s Acquired Fund Share holdings as of such date representing that portion of such holdings subject to a CDSC as of such date and that portion of such holdings not subject to a CDSC as of such date, together with such other information with respect thereto as the Surviving Fund may reasonably request.

10. Entire Agreement

Trust III and Trust X agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Article 4 hereof or required in connection with paragraph 8.6 hereof and that this Agreement constitutes the entire agreement between the parties.

11. Termination

11.1  This Agreement may be terminated by the mutual agreement of Trust III and Trust X. In addition, either party may at its option terminate this Agreement unilaterally at or prior to the Closing Date because of:

(a)	a material breach by the other of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or

(b)	a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and that reasonably appears will not or cannot be met.

11.2  In the event of any such termination, there shall be no liability for damages on the part of either Trust III or Trust X, or their respective trustees or officers, to the other party or its trustees or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12. Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Trust X and Trust III; provided, however, that following the Meeting, no such amendment may have the effect of changing the provisions for determining the number of Reorganization Shares to be issued to the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; and provided further that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13. Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be personally delivered or given by prepaid telegraph, telecopy or certified mail addressed to Trust III, on behalf of the MFS High Income Fund or Trust X, on behalf the MFS Floating Rate High Income Fund (as applicable), 500 Boylston Street, Boston, Massachusetts 02116, Attention: Assistant Secretary.

14. Miscellaneous

14.1  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3  This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

14.4  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5  A copy of Trust III’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. Trust X acknowledges that the obligations of or arising out of this instrument are not binding upon any of the Surviving Fund’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Surviving Fund in accordance with its proportionate interest hereunder. Trust X further acknowledges that the assets and liabilities of each series of the Surviving Fund are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the Surviving Fund.

14.6  A copy of Trust X’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. Trust III acknowledges that the obligations of or arising out of this instrument are not binding upon any of Acquired Fund’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of Trust X in accordance with its proportionate interest hereunder. Trust III further acknowledges that the assets and liabilities of each series of Trust X are separate and distinct and that the obligations arising out of this instrument are binding solely upon the assets or property of the Acquired Fund.

14.7  Notwithstanding Article 12 of this Agreement, but subject to the first proviso contained therein, either party to this Agreement, with the consent of its President, Vice President, Secretary or Assistant Secretary, may waive any condition (other than that contained in paragraph 8.6 hereof) or covenant to which the other party is subject or may modify such condition or covenant in a manner deemed appropriate by any such officer.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer thereof.

MFS SERIES TRUST III, on its behalf and on behalf of MFS HIGH INCOME FUND, ONE OF ITS SERIES

By:

Susan S. Newton Assistant Secretary

MFS SERIES TRUST X, on its behalf and on behalf of MFS FLOATING RATE HIGH INCOME FUND, ONE OF ITS SERIES

By:

Maria F. Dwyer President

FRH-PRX-05/09

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

Relating to the Acquisition of the Assets and Liabilities of

MFS FLOATING RATE HIGH INCOME FUND,

A series of MFS Series Trust X

by and exchange for shares of

MFS HIGH INCOME FUND,

a series of MFS Series Trust III

May 19, 2009

This Statement of Additional Information (the “Statement”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement (the “Prospectus”) of the MFS High Income Fund (the “High Income Fund”) dated May 19, 2009 relating to the sale of all or substantially all of the assets of the MFS Floating Rate High Income Fund (the “Floating Rate High Income Fund”) to the High Income Fund.

This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus. This Statement should be read in conjunction with the Prospectus. Investors may obtain a free copy of the Prospectus or either or both of the Statements of Additional Information by writing MFS Service Center, Inc., P.O. Box 55824, Boston, MA 02205-5824, or by calling 1-800-225-2606.

ADDITIONAL INFORMATION ABOUT THE HIGH INCOME FUND

The High Income Fund’s Statement of Additional Information dated June 1, 2008, as amended, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

ADDITIONAL INFORMATION ABOUT THE FLOATING RATE HIGH INCOME FUND

The Floating Rate High Income Fund’s Statement of Additional Information dated January 1, 2009, as amended, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP is the Independent Registered Public Accounting Firm for each of the High Income Fund and the Floating Rate High Income Fund, providing audit services, tax return review, and other consulting services and assistance and consultation in connection with various Securities and Exchange Commission filings for each of the High Income Fund and the Floating Rate High Income Fund.

The following documents are incorporated by reference into this Statement: (i) the High Income Fund’s Annual Report for the fiscal year ended January 31, 2009; (ii) the Floating Rate High Income Fund’s Annual Report for the fiscal year ended August 31, 2008; and (iv) the Floating Rate High Income Fund’s Semi-Annual Report to Shareholders for the six-month period ended February 28, 2009 (unaudited). The audited annual financial statements for the High Income Fund and the Floating Rate High Income Fund are incorporated by reference into the Prospectuses and this Statement of Additional Information and have been so included and incorporated in reliance upon the reports of Deloitte & Touche LLP given on their authority as experts in auditing and accounting.

Annual or semi-annual reports may be obtained by contacting MFS Service Center, Inc., (addresses noted above) and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. or on the EDGAR database on the SEC’s Internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at
1-202-551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0102.

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The accompanying unaudited pro forma combined statements of investment portfolios and assets and liabilities assumes that the exchange described in the next paragraph occurred on January 31, 2009 and the unaudited pro forma combined statement of operations for the twelve months ended January 31, 2009 presents the results of operations of High Income Fund as if the combination with Floating Rate High Income Fund had been consummated on the first day of the twelve-month period ended January 31, 2009. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated on the first day of the twelve-month period ended January 31, 2009. The historical statements have been derived from the High Income Fund’s and the Floating Rate High Income Fund’s books and records utilized in calculating daily net asset value on January 31, 2009 and for the twelve month period then ended.

The pro forma statements give effect to the proposed transfer of all of the assets of the Floating Rate High Income Fund to the High Income Fund in exchange for the assumption by the High Income Fund of the stated liabilities of the Floating Rate High Income Fund and for a number of the High Income Fund’s shares equal in value to the value of the net assets of the Floating Rate High Income Fund transferred to the High Income Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the High Income Fund for pre-combination periods will not be restated.

The unaudited pro forma combined financial statements should be read in conjunction with the separate financial statements of the High Income Fund and the Floating Rate High Income Fund incorporated by reference in this Statement of Additional Information.

Portfolio of Investments and Pro Forma Combined Portfolio of Investments (Unaudited)

January 31, 2009

Issuer	MFS Floating Rate High Income Fund		MFS High Income Fund		Pro Forma Adjustments	Pro Forma Combined Fund
	Shares/Par	Value ($)	Shares/Par	Value ($)		Shares/Par	Value ($)
Bonds (4.3%, 84.3%, and 76.8%, respectively)
Aerospace
Bombardier, Inc., 6.3%, 2014 (n)	$—	$—	$1,915,000	$1,551,142	$—	$1,915,000	$1,551,142
Hawker Beechcraft Acquisition Co. LLC, 8.5%, 2015	—	—	930,000	297,600	—	930,000	297,600
Hawker Beechcraft Acquisition Co. LLC, 9.75%, 2017	—	—	1,435,000	258,300	—	1,435,000	258,300
Vought Aircraft Industries, Inc., 8%, 2011	—	—	6,690,000	4,080,900	—	6,690,000	4,080,900

		$—		$6,187,942	$—		$6,187,942

Airlines
AMR Corp., 7.858%, 2011	$—	$—	$2,190,000	$1,916,250	$—	$2,190,000	$1,916,250
Continental Airlines, Inc., 7.339%, 2014	—	—	5,719,000	3,814,573	—	5,719,000	3,814,573
Continental Airlines, Inc., 6.9%, 2017	—	—	794,386	532,238	—	794,386	532,238
Continental Airlines, Inc., 6.748%, 2017	—	—	1,589,246	1,128,365	—	1,589,246	1,128,365

		$—		$7,391,426	$—		$7,391,426

Alcoholic Beverages
Anheuser-Busch Companies, Inc., 7.75%, 2019 (z)	$—	$—	$3,465,000	$3,514,983	$—	$3,465,000	$3,514,983

Asset Backed & Securitized
Airlie Ltd., CDO, FRN, 3.42%, 2011 (d)(z)	$—	$—	$2,326,000	$518,698	$—	$2,326,000	$518,698
Anthracite Ltd., CDO, 6%, 2037 (z)	—	—	5,148,000	514,800	—	5,148,000	514,800
Babson Ltd., CLO, “D”, FRN, 2.594%, 2018 (n)	—	—	2,385,000	226,575	—	2,385,000	226,575
Banc of America Commercial Mortgage, Inc., 5.39%, 2045	297,000	138,208	1,550,377	721,464	—	1,847,377	859,672
Banc of America Commercial Mortgage, Inc., FRN, 5.658%, 2017	—	—	3,130,000	1,912,729	—	3,130,000	1,912,729
Banc of America Commercial Mortgage, Inc., FRN, 5.772%, 2017	658,873	282,039	6,400,848	2,739,964	—	7,059,721	3,022,003
Banc of America Commercial Mortgage, Inc., FRN, 5.812%, 2017	329,000	147,890	1,514,262	680,681	—	1,843,262	828,571
Citigroup Commercial Mortgage Trust, FRN, 5.7%, 2017	—	—	3,115,000	2,047,335	—	3,115,000	2,047,335
Citigroup Commercial Mortgage Trust, FRN, 5.7%, 2017	—	—	2,948,120	396,332	—	2,948,120	396,332
Credit Suisse Mortgage Capital Certificate, 5.343%, 2039	500,000	229,780	1,467,534	674,419	—	1,967,534	904,199
CWCapital Cobalt Ltd., “C1”, 5.223%, 2048	—	—	870,000	609,279	—	870,000	609,279
CWCapital Cobalt Ltd., CDO, “E2”, 6%, 2045 (z)	—	—	1,000,000	30,000	—	1,000,000	30,000
CWCapital Cobalt Ltd., CDO, “F”, FRN, 2.459%, 2050 (z)	—	—	610,000	24,400	—	610,000	24,400
CWCapital Cobalt Ltd., CDO, “G”, FRN, 2.659%, 2050 (z)	—	—	1,890,000	75,600	—	1,890,000	75,600
Falcon Franchise Loan LLC, FRN, 4.037%, 2025 (i)(z)	—	—	12,422,367	910,559	—	12,422,367	910,559
First Union National Bank Commercial Mortgage Trust, 6.75%, 2032	—	—	2,000,000	950,617	—	2,000,000	950,617
GS Mortgage Securities Corp., “GG8”, 5.56%, 2039	—	—	3,570,000	2,518,988	—	3,570,000	2,518,988
JPMorgan Chase Commercial Mortgage Securities Corp., 5.44%, 2045	500,000	236,039	4,479,655	2,114,749	—	4,979,655	2,350,788
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 2049	—	—	4,945,000	2,975,011	—	4,945,000	2,975,011
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.466%, 2047	660,000	288,222	3,063,359	1,337,767	—	3,723,359	1,625,989
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.062%, 2051	—	—	2,285,000	395,580	—	2,285,000	395,580
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 0.989%, 2030 (i)	—	—	12,619,392	370,203	—	12,619,392	370,203
Merrill Lynch Mortgage Trust, FRN, 5.829%, 2050	—	—	2,285,000	387,708	—	2,285,000	387,708
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.204%, 2049	474,998	218,702	4,845,929	2,231,194	—	5,320,927	2,449,896
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.749%, 2050	125,000	52,466	1,241,000	520,883	—	1,366,000	573,349
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.749%, 2050	—	—	3,115,000	1,726,565	—	3,115,000	1,726,565
Morgan Stanley Capital I, Inc., 1.484%, 2039 (i)(n)	—	—	23,489,233	408,713	—	23,489,233	408,713
TIERS Beach Street Synthetic, CLO, FRN, 5.421%, 2011 (z)	—	—	2,750,000	472,725	—	2,750,000	472,725
Wachovia Bank Commercial Mortgage Trust, FRN, 5.752%, 2047	—	—	1,738,692	271,748	—	1,738,692	271,748
Wachovia Bank Commercial Mortgage Trust, FRN, 5.902%, 2051	500,000	221,786	4,834,564	2,144,476	—	5,334,564	2,366,262
Wachovia Credit, CDO, FRN, 2.816%, 2026 (z)	—	—	1,320,000	158,400	—	1,320,000	158,400

		$1,815,132		$31,068,162	$—		$32,883,294

Automotive
Accuride Corp., 8.5%, 2015	$—	$—		$2,785,000	$793,725	$—		$2,785,000	$793,725
Allison Transmission, Inc., 11%, 2015 (n)	—	—		5,645,000	3,132,975	—		5,645,000	3,132,975
FCE Bank PLC, 7.125%, 2012	—	—	EUR	7,150,000	6,591,499	—	EUR	7,150,000	6,591,499
Ford Motor Credit Co. LLC, 9.75%, 2010	—	—		$2,765,000	2,282,101	—		$2,765,000	2,282,101
Ford Motor Credit Co. LLC, 12%, 2015	—	—		5,568,000	4,118,638	—		5,568,000	4,118,638
Ford Motor Credit Co. LLC, 8%, 2016	—	—		1,260,000	754,475	—		1,260,000	754,475
General Motors Corp., 8.375%, 2033	—	—		1,725,000	241,500	—		1,725,000	241,500
Goodyear Tire & Rubber Co., 9%, 2015	—	—		3,425,000	3,159,563	—		3,425,000	3,159,563

		$—			$21,074,476	$—			$21,074,476

Broadcasting
Allbritton Communications Co., 7.75%, 2012	$—	$—		$6,575,000	$3,254,625	$—		$6,575,000	$3,254,625
Bonten Media Acquisition Co., 9%, 2015 (p)(z)	—	—		4,420,000	1,270,750	—		4,420,000	1,270,750
CanWest MediaWorks LP, 9.25%, 2015 (n)	—	—		2,890,000	419,050	—		2,890,000	419,050
Clear Channel Communications, 10.75%, 2016 (n)	—	—		1,385,000	277,000	—		1,385,000	277,000
DirectTV Holdings LLC, 7.625%, 2016	—	—		5,150,000	5,059,875	—		5,150,000	5,059,875
Lamar Media Corp., 6.625%, 2015	—	—		5,465,000	4,098,750	—		5,465,000	4,098,750
Lamar Media Corp., “C”, 6.625%, 2015	—	—		2,950,000	2,212,500	—		2,950,000	2,212,500
LBI Media, Inc., 8.5%, 2017 (z)	—	—		3,205,000	1,121,750	—		3,205,000	1,121,750
LIN TV Corp., 6.5%, 2013	—	—		6,610,000	3,635,500	—		6,610,000	3,635,500
Local TV Finance LLC, 9.25%, 2015 (p)(z)	—	—		4,925,000	597,156	—		4,925,000	597,156
Newport Television LLC, 13%, 2017 (n)(p)	—	—		5,600,000	469,000	—		5,600,000	469,000
Nexstar Broadcasting Group, Inc., 7%, 2014	—	—		5,375,000	2,391,875	—		5,375,000	2,391,875
Paxson Communications Corp., FRN, 4.344%, 2012 (n)	725,000	113,281		—	—	—		725,000	113,281
Univision Communications, Inc., 9.75%, 2015 (n)(p)	—	—		7,435,000	1,226,775	—		7,435,000	1,226,775
Young Broadcasting, Inc., 8.75%, 2014 (d)	—	—		1,640,000	4,100	—		1,640,000	4,100

		$113,281			$26,038,706	$—			$26,151,987

Brokerage & Asset Managers
Nuveen Investments, Inc., 10.5%, 2015 (n)	$—	$—		$5,765,000	$1,585,375	$—		$5,765,000	$1,585,375

Building
Associated Materials, Inc., 9.75%, 2012	$—	$—		$1,860,000	$1,655,400	$—		$1,860,000	$1,655,400
Associated Materials, Inc., 0% to 2009, 11.25% to 2014	—	—		2,360,000	1,062,000	—		2,360,000	1,062,000
Building Materials Corp. of America, 7.75%, 2014	—	—		2,510,000	1,656,600	—		2,510,000	1,656,600
Nortek, Inc., 10%, 2013	—	—		2,375,000	1,377,500	—		2,375,000	1,377,500
Nortek, Inc., 8.5%, 2014	—	—		520,000	106,600	—		520,000	106,600
Ply Gem Industries, Inc., 9%, 2012	—	—		3,135,000	862,125	—		3,135,000	862,125
Ply Gem Industries, Inc., 11.75%, 2013	250,000	138,750		2,410,000	1,337,550	—		2,660,000	1,476,300

		$138,750			$8,057,775	$—			$8,196,525

Business Services
First Data Corp., 9.875%, 2015	$—	$—		$5,850,000	$3,276,000	$—		$5,850,000	$3,276,000
SunGard Data Systems, Inc., 10.25%, 2015	—	—		5,078,000	3,453,040	—		5,078,000	3,453,040

		$—			$6,729,040	$—			$6,729,040

Cable TV
CCO Holdings LLC, 8.75%, 2013 (d)	$—	$—		$6,625,000	$4,836,250	$—		$6,625,000	$4,836,250
Charter Communications, Inc., 8.375%, 2014 (n)	—	—		2,255,000	1,871,650	—		2,255,000	1,871,650
Charter Communications, Inc., 10.875%, 2014 (n)	—	—		1,135,000	981,775	—		1,135,000	981,775
CSC Holdings, Inc., 6.75%, 2012	—	—		3,550,000	3,416,875	—		3,550,000	3,416,875
CSC Holdings, Inc., 8.5%, 2014 (z)	—	—		995,000	977,588	—		995,000	977,588
CSC Holdings, Inc., 8.5%, 2015 (n)	—	—		1,370,000	1,318,625	—		1,370,000	1,318,625
Mediacom LLC, 9.5%, 2013	—	—		1,620,000	1,425,600	—		1,620,000	1,425,600
Time Warner Cable, Inc., 8.75%, 2019	—	—		3,030,000	3,374,093	—		3,030,000	3,374,093
Virgin Media, Inc., 9.125%, 2016	—	—		5,428,000	4,559,520	—		5,428,000	4,559,520

		$—			$22,761,976	$—			$22,761,976

Chemicals
Innophos Holdings, Inc., 8.875%, 2014	$—	$—	$5,530,000	$4,313,400	$—	$5,530,000	$4,313,400
KI Holdings, Inc., 0% to 2009, 9.875% to 2014	—	—	7,030,000	5,808,538	—	7,030,000	5,808,538
Momentive Performance Materials, Inc., 11.5%, 2016	—	—	5,901,000	1,445,745	—	5,901,000	1,445,745
Nalco Co., 7.75%, 2011	—	—	2,125,000	2,050,625	—	2,125,000	2,050,625
Nalco Co., 8.875%, 2013	—	—	2,295,000	2,145,825	—	2,295,000	2,145,825

		$—		$15,764,133	$—		$15,764,133

Consumer Goods & Services
Corrections Corp. of America, 6.25%, 2013	$—	$—	$2,330,000	$2,265,925	$—	$2,330,000	$2,265,925
GEO Group, Inc., 8.25%, 2013	—	—	2,720,000	2,393,600	—	2,720,000	2,393,600
Jarden Corp., 7.5%, 2017	—	—	2,930,000	2,109,600	—	2,930,000	2,109,600
KAR Holdings, Inc., 7.193%, 2014	—	—	1,660,000	697,200	—	1,660,000	697,200
KAR Holdings, Inc., 10%, 2015	—	—	3,545,000	1,276,200	—	3,545,000	1,276,200
Service Corp. International, 7.375%, 2014	—	—	2,220,000	2,120,100	—	2,220,000	2,120,100
Service Corp. International, 7%, 2017	—	—	7,550,000	6,870,500	—	7,550,000	6,870,500
Ticketmaster, 10.75%, 2016 (n)	—	—	2,515,000	1,509,000	—	2,515,000	1,509,000

		$—		$19,242,125	$—		$19,242,125

Containers
Crown Americas LLC, 7.625%, 2013	$—	$—	$3,075,000	$3,075,000	$—	$3,075,000	$3,075,000
Graham Packaging Holdings Co., 9.875%, 2014	—	—	4,440,000	2,819,400	—	4,440,000	2,819,400
Greif, Inc., 6.75%, 2017	—	—	3,415,000	3,005,200	—	3,415,000	3,005,200
Owens-Brockway Glass Container, Inc., 8.25%, 2013	—	—	1,830,000	1,839,150	—	1,830,000	1,839,150

		$—		$10,738,750	$—		$10,738,750

Defense Electronics
L-3 Communications Corp., 6.125%, 2014	$—	$—	$4,685,000	$4,357,050	$—	$4,685,000	$4,357,050
L-3 Communications Corp., 5.875%, 2015	—	—	3,125,000	2,859,375	—	3,125,000	2,859,375

		$—		$7,216,425	$—		$7,216,425

Electronics
Avago Technologies Ltd., 11.875%, 2015	$—	$—	$2,460,000	$1,832,700	$—	$2,460,000	$1,832,700
Flextronics International Ltd., 6.25%, 2014	—	—	2,430,000	1,877,175	—	2,430,000	1,877,175
Freescale Semiconductor, Inc., 8.875%, 2014	—	—	2,225,000	489,500	—	2,225,000	489,500
Spansion, Inc., 11.25%, 2016 (d)(n)	—	—	3,575,000	125,125	—	3,575,000	125,125

		$—		$4,324,500	$—		$4,324,500

Emerging Market Sovereign
Republic of Argentina, FRN, 3.127%, 2012	$—	$—	$1,722,350	$1,000,542	$—	$1,722,350	$1,000,542

Energy - Independent
Chaparral Energy, Inc., 8.875%, 2017	$—	$—	$5,630,000	$1,238,600	$—	$5,630,000	$1,238,600
Chesapeake Energy Corp., 7%, 2014	—	—	1,245,000	1,098,713	—	1,245,000	1,098,713
Chesapeake Energy Corp., 9.5%, 2015	—	—	1,500,000	1,470,000	—	1,500,000	1,470,000
Chesapeake Energy Corp., 6.375%, 2015	—	—	6,470,000	5,467,150	—	6,470,000	5,467,150
Delta Petroleum Corp., 7%, 2015	—	—	280,000	100,800	—	280,000	100,800
Forest Oil Corp., 7.25%, 2019 (n)	—	—	780,000	649,350	—	780,000	649,350
Forest Oil Corp., 7.25%, 2019	—	—	4,380,000	3,646,350	—	4,380,000	3,646,350
Hilcorp Energy I LP, 7.75%, 2015 (n)	—	—	540,000	421,200	—	540,000	421,200
Hilcorp Energy I LP, 9%, 2016 (n)	—	—	5,000,000	4,075,000	—	5,000,000	4,075,000
Mariner Energy, Inc., 8%, 2017	—	—	4,100,000	2,624,000	—	4,100,000	2,624,000
Newfield Exploration Co., 6.625%, 2014	—	—	3,715,000	3,324,925	—	3,715,000	3,324,925
Newfield Exploration Co., 6.625%, 2016	—	—	1,070,000	946,950	—	1,070,000	946,950
OPTI Canada, Inc., 8.25%, 2014	—	—	7,145,000	3,286,700	—	7,145,000	3,286,700
Petrohawk Energy Corp., 10.5%, 2014 (z)	—	—	1,270,000	1,209,675	—	1,270,000	1,209,675
Plains Exploration & Production Co., 7%, 2017	—	—	7,085,000	5,924,831	—	7,085,000	5,924,831
Quicksilver Resources, Inc., 8.25%, 2015	—	—	195,000	156,975	—	195,000	156,975
Quicksilver Resources, Inc., 7.125%, 2016	—	—	7,100,000	4,899,000	—	7,100,000	4,899,000
Range Resource Corp., 7.5%, 2016	—	—	500,000	470,000	—	500,000	470,000
SandRidge Energy, Inc., 8%, 2018 (n)	—	—	3,100,000	2,449,000	—	3,100,000	2,449,000

		$—		$43,459,219	$—		$43,459,219

Entertainment
AMC Entertainment, Inc., 11%, 2016	$—	$—		$2,935,000	$2,509,425	$—		$2,935,000	$2,509,425
Marquee Holdings, Inc., 12%, 2014	—	—		2,295,000	1,480,275	—		2,295,000	1,480,275

		$—			$3,989,700	$—			$3,989,700

Financial Institutions
GMAC Commercial Mortgage Securities, Inc., 6.875%, 2011 (z)	$—	$—		$7,458,000	$5,871,624	$—		$7,458,000	$5,871,624
GMAC Commercial Mortgage Securities, Inc., 7%, 2012 (z)	—	—		1,745,000	1,273,274	—		1,745,000	1,273,274
GMAC Commercial Mortgage Securities, Inc., 8%, 2031 (z)	—	—		1,783,000	1,067,956	—		1,783,000	1,067,956

		$—			$8,212,854	$—			$8,212,854

Food & Beverages
ARAMARK Corp., 8.5%, 2015	$—	$—		$2,151,000	$2,091,848	$—		$2,151,000	$2,091,848
B&G Foods, Inc., 8%, 2011	—	—		3,570,000	3,213,000	—		3,570,000	3,213,000
Dean Foods Co., 7%, 2016	—	—		4,625,000	4,278,125	—		4,625,000	4,278,125
Del Monte Corp., 6.75%, 2015	—	—		3,920,000	3,684,800	—		3,920,000	3,684,800
Michael Foods, Inc., 8%, 2013	—	—		3,105,000	2,732,400	—		3,105,000	2,732,400

		$—			$16,000,173	$—			$16,000,173

Forest & Paper Products						—
Buckeye Technologies, Inc., 8%, 2010	$—	$—		$272,000	$263,160	$—		$272,000	$263,160
Buckeye Technologies, Inc., 8.5%, 2013	—	—		6,420,000	5,649,600	—		6,420,000	5,649,600
Georgia-Pacific Corp., 7.125%, 2017 (n)	—	—		3,480,000	3,175,500	—		3,480,000	3,175,500
Georgia-Pacific Corp., 8%, 2024	—	—		1,490,000	1,087,700	—		1,490,000	1,087,700
Graphic Packaging International Corp., 9.5%, 2013	—	—		2,380,000	1,808,800	—		2,380,000	1,808,800
Jefferson Smurfit Corp., 8.25%, 2012 (d)	—	—		1,800,000	198,000	—		1,800,000	198,000
JSG Funding PLC, 7.75%, 2015	—	—		525,000	304,500	—		525,000	304,500
Millar Western Forest Products Ltd., 7.75%, 2013	—	—		4,885,000	2,552,413	—		4,885,000	2,552,413
NewPage Holding Corp., 10%, 2012	—	—		125,000	48,125	—		125,000	48,125
Smurfit-Stone Container Corp., 8%, 2017 (d)	—	—		2,370,000	248,850	—		2,370,000	248,850

		$—			$15,336,648	$—			$15,336,648

Gaming & Lodging
Boyd Gaming Corp., 6.75%, 2014	$—	$—		$3,480,000	$2,314,200	$—		$3,480,000	$2,314,200
Firekeepers Development Authority, 13.875%, 2015 (z)	—	—		1,450,000	971,500	—		1,450,000	971,500
Fontainebleau Las Vegas Holdings LLC, 11%, 2015 (n)	—	—		3,300,000	363,000	—		3,300,000	363,000
Harrah’s Operating Co., Inc., 10.75%, 2016 (n)	—	—		8,680,000	2,039,800	—		8,680,000	2,039,800
Harrah’s Operating Co., Inc., 10%, 2018 (z)	—	—		1,991,000	716,760	—		1,991,000	716,760
Host Hotels & Resorts, Inc., 7.125%, 2013	—	—		1,945,000	1,682,425	—		1,945,000	1,682,425
Host Hotels & Resorts, Inc., 6.75%, 2016	—	—		2,170,000	1,736,000	—		2,170,000	1,736,000
MGM Mirage, 8.5%, 2010	—	—		3,075,000	2,475,375	—		3,075,000	2,475,375
MGM Mirage, 8.375%, 2011	—	—		4,840,000	2,807,200	—		4,840,000	2,807,200
MGM Mirage, 6.75%, 2013	—	—		2,420,000	1,403,600	—		2,420,000	1,403,600
MGM Mirage, 5.875%, 2014	—	—		1,030,000	581,950	—		1,030,000	581,950
Pinnacle Entertainment, Inc., 8.75%, 2013	—	—		270,000	248,400	—		270,000	248,400
Pinnacle Entertainment, Inc., 7.5%, 2015	—	—		7,705,000	5,586,125	—		7,705,000	5,586,125
Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 2012	—	—		1,665,000	1,448,550	—		1,665,000	1,448,550
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 2018	—	—		1,215,000	814,050	—		1,215,000	814,050
Station Casinos, Inc., 6%, 2012	—	—		1,395,000	265,050	—		1,395,000	265,050
Station Casinos, Inc., 6.5%, 2014	—	—		6,495,000	194,850	—		6,495,000	194,850
Station Casinos, Inc., 6.875%, 2016	—	—		7,690,000	230,700	—		7,690,000	230,700
Trump Entertainment Resorts, Inc., 8.5%, 2015 (d)	—	—		9,875,000	1,456,563	—		9,875,000	1,456,563

		$—			$27,336,098	$—			$27,336,098

Industrial
Blount International, Inc., 8.875%, 2012	$—	$—		$3,490,000	$3,332,950	$—		$3,490,000	$3,332,950
JohnsonDiversey, Inc., 9.625%, 2012	—	—	EUR	1,405,000	1,439,170	—	EUR	1,405,000	1,439,170
JohnsonDiversey, Inc., “B”, 9.625%, 2012	—	—		5,965,000	5,070,250	—		5,965,000	5,070,250

		$—			$9,842,370	$—			$9,842,370

Insurance - Property & Casualty
USI Holdings Corp., 9.75%, 2015 (z)	$—	$—		$3,165,000	$1,455,900	$—		$3,165,000	$1,455,900

Machinery & Tools
Case New Holland, Inc., 7.125%, 2014	$—	$—	$3,185,000	$2,309,125	$—	$3,185,000	$2,309,125

Major Banks
Bank of America Corp., 8% to 2018, FRN to 2059	$—	$—	$6,475,000	$3,429,484	$—	$6,475,000	$3,429,484
JPMorgan Chase & Co., 7.9% to 2018, FRN to 2049	—	—	6,505,000	4,944,125	—	6,505,000	4,944,125
Wells Fargo Capital XV, 9.75% to 2013, FRN to 2049	—	—	1,495,000	1,405,300	—	1,495,000	1,405,300

		$—		$9,778,909	$—		$9,778,909

Medical & Health Technology & Services
Biomet, Inc., 10%, 2017	$—	$—	$2,740,000	$2,781,100	$—	$2,740,000	$2,781,100
Biomet, Inc., 11.625%, 2017	—	—	2,645,000	2,459,850	—	2,645,000	2,459,850
Community Health Systems, Inc., 8.875%, 2015	—	—	10,360,000	9,971,500	—	10,360,000	9,971,500
Cooper Cos., Inc., 7.125%, 2015	—	—	2,045,000	1,738,250	—	2,045,000	1,738,250
DaVita, Inc., 6.625%, 2013	—	—	1,454,000	1,406,745	—	1,454,000	1,406,745
DaVita, Inc., 7.25%, 2015	—	—	5,376,000	5,187,840	—	5,376,000	5,187,840
Fresenius Medical Care AG & Co., 9%, 2015 (z)	—	—	1,805,000	1,814,025	—	1,805,000	1,814,025
HCA, Inc., 6.375%, 2015	—	—	6,285,000	4,399,500	—	6,285,000	4,399,500
HCA, Inc., 9.25%, 2016	—	—	14,835,000	14,167,425	—	14,835,000	14,167,425
Psychiatric Solutions, Inc., 7.75%, 2015	—	—	3,430,000	2,812,600	—	3,430,000	2,812,600
U.S. Oncology, Inc., 10.75%, 2014	—	—	6,330,000	5,697,000	—	6,330,000	5,697,000
Universal Hospital Services, Inc., 8.5%, 2015 (p)	—	—	3,330,000	2,813,850	—	3,330,000	2,813,850
Universal Hospital Services, Inc., FRN, 5.943%, 2015	—	—	1,015,000	680,050	—	1,015,000	680,050
VWR Funding, Inc., 10.25%, 2015 (p)	—	—	2,835,000	2,097,900	—	2,835,000	2,097,900

		$—		$58,027,635	$—		$58,027,635

Metals & Mining
Arch Western Finance LLC, 6.75%, 2013	$—	$—	$3,570,000	$3,382,575	$—	$3,570,000	$3,382,575
FMG Finance Ltd., 10.625%, 2016 (n)	—	—	7,395,000	4,806,750	—	7,395,000	4,806,750
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	—	—	10,780,000	8,947,400	—	10,780,000	8,947,400
Freeport-McMoRan Copper & Gold, Inc., FRN, 7.084%, 2015	—	—	1,088,000	772,480	—	1,088,000	772,480
Peabody Energy Corp., 5.875%, 2016	—	—	3,065,000	2,758,500	—	3,065,000	2,758,500
Peabody Energy Corp., 7.375%, 2016	—	—	3,900,000	3,802,500	—	3,900,000	3,802,500
Rio Tinto Finance USA Ltd., 5.875%, 2013	—	—	1,595,000	1,403,158	—	1,595,000	1,403,158

		$—		$25,873,363	$—		$25,873,363

Municipals
Regional Transportation Authority, IL, “A”, MBIA, 4.5%, 2035	$550,000	$469,332	$4,335,000	$3,699,186	$—	$4,885,000	$4,168,518

Natural Gas - Distribution
AmeriGas Partners LP, 7.125%, 2016	$—	$—	$4,680,000	$4,305,600	$—	$4,680,000	$4,305,600
Inergy LP, 6.875%, 2014	—	—	3,625,000	3,135,625	—	3,625,000	3,135,625

		$—		$7,441,225	$—		$7,441,225

Natural Gas - Pipeline
Atlas Pipeline Partners LP, 8.125%, 2015	$—	$—	$2,975,000	$2,023,000	$—	$2,975,000	$2,023,000
Atlas Pipeline Partners LP, 8.75%, 2018	—	—	2,775,000	1,831,500	—	2,775,000	1,831,500
Deutsche Bank (El Paso Performance-Linked Trust, CLN), 7.75%, 2011 (n)	—	—	5,145,000	4,926,338	—	5,145,000	4,926,338
El Paso Corp., 7.25%, 2018	—	—	2,840,000	2,598,600	—	2,840,000	2,598,600
Transcontinental Gas Pipe Line Corp., 7%, 2011	—	—	1,094,000	1,071,670	—	1,094,000	1,071,670
Williams Partners LP, 7.25%, 2017	—	—	2,875,000	2,558,750	—	2,875,000	2,558,750

		$—		$15,009,858	$—		$15,009,858

Network & Telecom
Cincinnati Bell, Inc., 8.375%, 2014	$—	$—	$6,315,000	$5,651,925	$—	$6,315,000	$5,651,925
Citizens Communications Co., 9.25%, 2011	—	—	4,461,000	4,494,458	—	4,461,000	4,494,458
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)	—	—	3,965,000	3,211,650	—	3,965,000	3,211,650
Qwest Communications International, Inc., 7.25%, 2011	—	—	5,935,000	5,489,875	—	5,935,000	5,489,875
Qwest Corp., 7.875%, 2011	—	—	1,705,000	1,687,950	—	1,705,000	1,687,950

Qwest Corp., 8.875%, 2012	—	—	5,210,000	5,183,950	—	5,210,000	5,183,950
Windstream Corp., 8.625%, 2016	—	—	2,975,000	2,930,375	—	2,975,000	2,930,375

		$—		$28,650,183	$—		$28,650,183

Printing & Publishing
American Media Operations, Inc., 9%, 2013 (p)(z)	$—	$—	$253,845	$152,307	$—	$253,845	$152,307
American Media Operations, Inc., 14%, 2013 (p)(z)	—	—	2,617,797	1,308,899	—	2,617,797	1,308,899
Dex Media West LLC, 8.5%, 2010	350,000	224,000	—	—	—	350,000	224,000
Dex Media West LLC, 9.875%, 2013	348,000	100,920	1,940,000	562,600	—	2,288,000	663,520
Dex Media, Inc., 9%, 2013	—	—	4,964,000	620,500	—	4,964,000	620,500
Idearc, Inc., 8%, 2016	—	—	3,584,000	112,000	—	3,584,000	112,000
Nielsen Finance LLC, 10%, 2014	—	—	3,550,000	3,141,750	—	3,550,000	3,141,750
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016	—	—	421,000	170,505	—	421,000	170,505
Quebecor World, Inc., 6.125%, 2013 (d)	—	—	2,190,000	98,550	—	2,190,000	98,550
Tribune Co., 5.25%, 2015 (d)	—	—	2,550,000	57,375	—	2,550,000	57,375

		$324,920		$6,224,486	$—		$6,549,406

Retailers
Couche-Tard, Inc., 7.5%, 2013	$—	$—	$705,000	$655,650	$—	$705,000	$655,650
Rite Aid Corp., 9.5%, 2017	—	—	1,330,000	379,050	—	1,330,000	379,050
Sally Beauty Holdings, Inc., 10.5%, 2016	—	—	2,945,000	2,429,625	—	2,945,000	2,429,625

		$—		$3,464,325	$—		$3,464,325

Specialty Stores
Payless ShoeSource, Inc., 8.25%, 2013	$—	$—	$3,290,000	$2,796,500	$—	$3,290,000	$2,796,500

Telecommunications - Wireless
Alltel Corp., 7%, 2012	$—	$—	$5,114,000	$5,267,420	$—	$5,114,000	$5,267,420
Alltel Corp., 6.5%, 2013	—	—	1,370,000	1,370,000	—	1,370,000	1,370,000
Crown Castle International Corp., 9%, 2015	—	—	1,650,000	1,596,375	—	1,650,000	1,596,375
MetroPCS Wireless, Inc., 9.25%, 2014	—	—	2,815,000	2,607,394	—	2,815,000	2,607,394
Sprint Nextel Corp., 8.375%, 2012	—	—	3,930,000	3,144,000	—	3,930,000	3,144,000
Sprint Nextel Corp., FRN, 1.866%, 2010	—	—	1,365,000	1,167,061	—	1,365,000	1,167,061
Wind Acquisition Finance S.A., 10.75%, 2015 (z)	—	—	4,720,000	4,200,800	—	4,720,000	4,200,800

		$—		$19,353,050	$—		$19,353,050

Tobacco
Altria Group, Inc., 9.7%, 2018	$—	$—	$3,670,000	$4,016,107	$—	$3,670,000	$4,016,107

Transportation - Services
Hertz Corp., 8.875%, 2014	$—	$—	$4,395,000	$2,867,738	$—	$4,395,000	$2,867,738

Utilities - Electric Power
AES Corp., 8%, 2017	$—	$—	$2,730,000	$2,566,200	$—	$2,730,000	$2,566,200
Dynegy Holdings, Inc., 7.5%, 2015	—	—	2,675,000	2,126,625	—	2,675,000	2,126,625
Dynegy Holdings, Inc., 7.75%, 2019	—	—	1,560,000	1,209,000	—	1,560,000	1,209,000
Edison Mission Energy, 7%, 2017	—	—	5,320,000	4,947,600	—	5,320,000	4,947,600
Mirant Americas Generation LLC, 8.3%, 2011	—	—	2,900,000	2,849,250	—	2,900,000	2,849,250
Mirant North America LLC, 7.375%, 2013	—	—	4,975,000	4,800,875	—	4,975,000	4,800,875
NRG Energy, Inc., 7.375%, 2016	—	—	12,650,000	12,049,125	—	12,650,000	12,049,125
Reliant Energy, Inc., 7.875%, 2017	—	—	1,496,000	1,211,760	—	1,496,000	1,211,760
Texas Competitive Electric Holdings, LLC, 10.5%, 2015	—	—	11,095,000	8,210,300	—	11,095,000	8,210,300

		$—		$39,970,735	$—		$39,970,735

Total Bonds (Identified Cost, $5,495,867, $761,583,487, and $767,079,354, respectively)		$2,861,415		$547,811,723	$—		$550,673,138

Floating Rate Loans (89.3%,6.5%, and 14.2%, respectively) (g)( r)
Aerospace
Acts Aero Technology Supply & Service, Term Loan B, 7.33%, 2014	$1,033,978	$103,397	$—	$—	$—	$1,033,978	$103,397
Hawker Beechcraft Acquisition Co. LLC, Letter of Credit, 3.46%, 2014	41,849	22,668	288,695	156,377	—	330,544	179,045
Hawker Beechcraft Acquisition Co. LLC, Term Loan B, 2.75%, 2014	712,686	386,038	6,495,091	3,518,176	—	7,207,777	3,904,214
Hexcel Corp., Term Loan B, 4.48%, 2012	506,842	440,952	—	—	—	506,842	440,952
TransDigm, Inc., Term Loan B, 3.49%, 2013	569,325	490,569	—	—	—	569,325	490,569
Vought Aircraft Industries, Inc., Term Loan, 2.91%, 2011	897,959	677,959	—	—	—	897,959	677,959

		$2,121,583		$3,674,553	$—		$5,796,136

Airlines
United Airlines, Inc., Term Loan B, 2.41%, 2014	$500,000	$262,778	$—	$—	$—	$500,000	$262,778

Automotive
Accuride Corp., Term Loan B, 3.94%, 2012	$—	$—	$450,714	$315,822	$—	$450,714	$315,822
Allison Transmission, Inc., Term Loan B, 3.17%, 2014	389,548	250,702	—	—	—	389,548	250,702
Federal-Mogul Corp., Term Loan B, 2.36%, 2014	496,241	233,233	3,732,672	1,754,356	—	4,228,913	1,987,589
Ford Motor Co., Term Loan B, 5%, 2013	597,138	214,472	7,691,393	2,762,495	—	8,288,531	2,976,967
General Motors, Term Loan B, 2.78%, 2013 (o)	682,819	297,026	5,129,703	2,231,421	—	5,812,522	2,528,447
Goodyear Tire & Rubber Co., Second Lien Term Loan, 2.14%, 2014	259,857	188,613	—	—	—	259,857	188,613
Mark IV Industries, Inc., Second Lien Term Loan, 10.39%, 2011	716,073	35,804	3,435,511	171,776	—	4,151,584	207,580
Mark IV Industries, Inc., Term Loan, 6.54%, 2011	564,542	180,653	—	—	—	564,542	180,653
Motorsport Aftermarket Group, Inc., Term Loan, 3.62%, 2013	414,003	144,901	—	—	—	414,003	144,901

		$1,545,404		$7,235,870	$—		$8,781,274

Broadcasting
Gray Television, Inc., Term Loan, 2.52%, 2014 (o)	$1,415,624	$599,280	$—	$—	$—	$1,415,624	$599,280
Gray Television, Inc., Term Loan B, 7.11%, 2014 (o)	—	—	1,698,478	719,022	—	1,698,478	719,022
High Plains Broadcasting Operating Company LLC, Term Loan, 8%, 2016	113,303	46,454	—	—	—	113,303	46,454
Local TV LLC, Term Loan, 2.41%, 2013	1,113,303	400,789	—	—	—	1,113,303	400,789
Newport Television LLC, Term Loan B, 8%, 2016	428,268	175,590	—	—	—	428,268	175,590
Nextmedia Operating, Inc., Second Lien Term Loan, 9.17%, 2013 (p)	503,829	211,608	—	—	—	503,829	211,608
Nextmedia Operating, Inc., Term Loan, 5.17%, 2012	180,286	91,044	—	—	—	180,286	91,044
Nextmedia Operating, Inc., Term Loan B, 5.12%, 2013	80,127	40,464	—	—	—	80,127	40,464
Spanish Broadcasting Systems, Inc., Term Loan, 3.21%, 2012	969,829	363,686	—	—	—	969,829	363,686
Telesat Holding, Inc., Delayed Draw Term Loan, 4.46%, 2014	49,111	39,289	—	—	—	49,111	39,289
Telesat Holding, Inc., Term Loan B, 4.31%, 2014	571,805	457,444	—	—	—	571,805	457,444
Univision Communications, Inc., Term Loan B, 2.65%, 2014	471,076	247,988	—	—	—	471,076	247,988
Young Broadcasting, Inc., Term Loan, 5.25%, 2012 (d)	1,031,560	380,818	3,623,544	1,337,693	—	4,655,104	1,718,511
Young Broadcasting, Inc., Term Loan B-1, 5.25%, 2012 (d)	—	—	1,350,054	498,395	—	1,350,054	498,395

		$3,054,454		$2,555,110	$—		$5,609,564

Brokerage & Asset Managers
Ameritrade Holding Corp., Term Loan B, 1.83%, 2012	$662,858	$616,458	$—	$—	$—	$662,858	$616,458

Building
BELFOR USA Group, Term Loan B, 3.43%, 2013	$599,694	$551,719	$—	$—	$—	$599,694	$551,719
Building Materials Holding Corp., Term Loan, 3.87%, 2014 (o)	891,779	570,102	510,111	326,107	—	1,401,890	896,209

		$1,121,821		$326,107	$—		$1,447,928

Business Services
Clarke American Corp., Term Loan B, 3.44%, 2014	$795,740	$464,181	$—	$—	$—	$795,740	$464,181
First Data Corp., Term Loan B-1, 3.14%, 2014	635,873	401,077	4,911,589	3,097,985	—	5,547,462	3,499,062
First Data Corp., Term Loan B-2, 3.14%, 2014	345,143	216,922	—	—	—	345,143	216,922
iPayment, Inc., Term Loan, 2.96%, 2013	809,719	526,317	—	—	—	809,719	526,317
RGIS LLC, Term Loan B, 3.95%, 2014	17,598	12,142	—	—	—	17,598	12,142
RGIS LLC, Term Loan B, 3.29%, 2014	351,950	242,846	—	—	—	351,950	242,846
Sungard Data Systems, Inc., Incremental Term Loan, 6.75%, 2014	355,101	319,591	—	—	—	355,101	319,591

SunGard Data Systems, Inc., Term Loan B, 3.7%, 2013	929,318	719,558	—	—	—	929,318	719,558

		$2,902,634		$3,097,985	$—		$6,000,619

Cable TV
Cequel Communications LLC, Term Loan, 2.57%, 2013	$839,189	$666,855	$—	$—	$—	$839,189	$666,855
Charter Communications Operating LLC, Incremental Term Loan, 8.5%, 2014	683,520	581,182	—	—	—	683,520	581,182
Charter Communications Operating LLC, Term Loan B, 3.44%, 2014 (o)	584,067	444,688	2,325,993	1,770,927	—	2,910,060	2,215,615
CSC Holdings, Inc., Incremental Term Loan, 2.08%, 2013	1,397,378	1,255,311	—	—	—	1,397,378	1,255,311
Mediacom Communications Corp., Term Loan D-2, 2.06%, 2015	588,000	491,960	—	—	—	588,000	491,960
Mediacom Broadband LLC, Term Loan D-1, 2.06%, 2015	970,200	811,734	—	—	—	970,200	811,734
San Juan Cable LLC, Term Loan, 4.21%, 2012	1,074,788	730,856	—	—	—	1,074,788	730,856
UPC Broadband Holding, Term Loan N-1, 2.19%, 2014	1,164,040	928,322	—	—	—	1,164,040	928,322

		$5,910,908		$1,770,927	$—		$7,681,835

Chemicals
Arizona Chemical Co., Second Lien Term Loan, 5.92%, 2014	$445,083	$234,225	$—	$—	$—	$445,083	$234,225
Arizona Chemical Co., Term Loan, 2.4%, 2013	52,444	35,312	—	—	—	52,444	35,312

		$269,537		$—	$—		$269,537

Computer Software
Nuance Communications, Inc., Term Loan, 2.41%, 2013	$778,000	$636,988	$—	$—	$—	$778,000	$636,988

Computer Software - Systems
Dealer Computer Services, Inc., Second Lien Term Loan, 5.9%, 2013	$234,806	$70,442	$—	$—	$—	$234,806	$70,442

Construction
Landsource Communities Development LLC, Second Lien Term Loan, 10.55%, 2014	$224,769	$3,853	$—	$—	$—	$224,769	$3,853

Consumer Goods & Services
Affinion Group, Inc., Term Loan B, 4.64%, 2012	$635,993	$455,530	$—	$—	$—	$635,993	$455,530
Bright Horizons Family Solutions, Term Loan B, 7.49%, 2015	583,482	391,663	—	—	—	583,482	391,663
Central Garden & Pet Co., Term Loan B, 1.89%, 2012	336,148	223,539	—	—	—	336,148	223,539
Coinmach Laundry Co., Term Loan B, 5.22%, 2014	714,176	499,923	—	—	—	714,176	499,923
Huish Detergents, Inc., Term Loan B, 2.23%, 2014	326,528	274,283	—	—	—	326,528	274,283
KAR Holdings, Inc., Term Loan, 3.22%, 2013 (o)	406,727	269,660	684,442	453,785	—	1,091,169	723,445
Philosophy, Inc., Term Loan B, 2.41%, 2014	670,086	395,351	—	—	—	670,086	395,351
Ticketmaster, Term Loan B, 6.64%, 2014	569,250	415,553	—	—	—	569,250	415,553
Travelport Inc., 2013 (o)	382,326	212,191	—	—	—	382,326	212,191
Travelport Ltd., Letter of Credit, 3.7%, 2013	80,559	45,516	—	—	—	80,559	45,516
Travelport Ltd., Term Loan, 3.04%, 2013	510,583	288,479	—	—	—	510,583	288,479
Weight Watchers International, Inc., Term Loan B, 1.75%, 2014	434,733	372,421	—	—	—	434,733	372,421
West Corp., Term Loan B-2, 2.78%, 2013	297,737	211,394	—	—	—	297,737	211,394

		$4,055,503		$453,785	$—		$4,509,288

Containers
Owens-Illinois, Inc., Term Loan B, 1.83%, 2013	$689,827	$589,802	$—	$—	$—	$689,827	$589,802

Electronics
Freescale Semiconductor, Inc., Term Loan B, 3.93%, 2013	$413,541	$208,264	$1,474,786	$742,719	$—	$1,888,327	$950,983

Energy - Independent
Crimson Exploration, Inc., Second Lien Term Loan, 6.13%, 2012	$684,279	$410,568	$—	$—	$—	$684,279	$410,568
MEG Energy Corp., Term Loan, 7.01%, 2013	544,257	291,178	—	—	—	544,257	291,178
MEG Energy Corp., Term Loan B, 3.46%, 2013	778,000	416,230	—	—	—	778,000	416,230

		$1,117,976		$—	$—		$1,117,976

Engineering - Construction
URS Corp., Term Loan B, 3.68%, 2013	$385,393	$358,415	$—	$—	$—	$385,393	$358,415

Entertainment
AMC Entertainment, Inc., Term Loan B, 2.13%, 2013	$391,969	$343,626	$—	$—	$—	$391,969	$343,626
Metro-Goldwyn-Mayer Studios, Inc., Term Loan, 4.71%, 2012	184,616	83,262	—	—	—	184,616	83,262
Metro-Goldwyn-Mayer Studios, Inc., Term Loan B, 4.22%, 2012	477,589	215,393	—	—	—	477,589	215,393
Regal Cinemas, Inc., Term Loan, 5.2%, 2010	736,727	664,078	—	—	—	736,727	664,078

		$1,306,359		$—	$—		$1,306,359

Engineering - Construction
MSCI, Inc., Term Loan B, 4.69%, 2014	$719,209	$650,884	$—	$—	$—	$719,209	$650,884

Food & Beverages
ARAMARK Corp., Letter of Credit, 4.06%, 2014	$77,047	$67,245	$—	$—	$—	$77,047	$67,245
ARAMARK Corp., Term Loan B, 3.33%, 2014	1,212,775	1,058,484	—	—	—	1,212,775	1,058,484
B&G Foods, Inc., Term Loan C, 4.2%, 2013	252,854	227,568	—	—	—	252,854	227,568
Birds Eye Foods, Inc., Term Loan, 3.21%, 2013	491,413	432,443	—	—	—	491,413	432,443
Dean Foods Co., Term Loan B, 2.94%, 2014	1,147,208	1,027,070	—	—	—	1,147,208	1,027,070
Dole Food Co., Inc., Letter of Credit, 2.79%, 2013	28,523	23,603	—	—	—	28,523	23,603
Dole Food Co., Inc., Term Loan, 2.48%, 2013	50,426	41,727	—	—	—	50,426	41,727
Dole Food Co., Inc., Term Loan C, 2.94%, 2013	187,872	155,464	—	—	—	187,872	155,464
Mafco Worldwide Corp., Term Loan B, 2.41%, 2011	1,009,174	655,963	—	—	—	1,009,174	655,963

		$3,689,567		$—	$—		$3,689,567

Forest & Paper Products
Abitibi-Consolidated, Inc., Term Loan, 11.5%, 2009	$—	$—	$1,265,104	$914,038	$—	$1,265,104	$914,038
Georgia-Pacific Corp., Term Loan, 4.1%, 2012	1,325,758	1,141,395	—	—	—	1,325,758	1,141,395
NewPage Holding Corp., Term Loan, 5.31%, 2014	647,377	367,926	—	—	—	647,377	367,926

		$1,509,321		$914,038	$—		$2,423,359

Gaming & Lodging
Fontainebleau Resorts LLC, Delayed Draw Term Loan, 2014 (q)	$432,269	$110,229	$—	$—	$—	$432,269	$110,229
Fontainebleau Resorts LLC, Term Loan B, 5.44%, 2014	1,031,496	263,032	—	—	—	1,031,496	263,032
Golden Nugget, Inc., Second Lien Term Loan, 3.67%, 2014	398,373	43,821	—	—	—	398,373	43,821
Green Valley Ranch Gaming LLC, Second Lien Term Loan, 3.64%, 2014	786,547	84,554	4,910,923	527,924	—	5,697,470	612,478
Green Valley Ranch Gaming LLC, Term Loan, 4.24%, 2014	211,180	88,167	—	—	—	211,180	88,167
Harrah’s Entertainment, Inc., Term Loan B-2, 4.16%, 2015	552,896	343,047	—	—	—	552,896	343,047
Isle of Capri Casinos, Inc., Term Loan, 3.2%, 2014	295,297	195,951	—	—	—	295,297	195,951
Isle of Capri Casinos, Inc., Term Loan A, 3.2%, 2014	69,769	46,297	—	—	—	69,769	46,297
Isle of Capri Casinos, Inc., Term Loan B, 3.2%, 2014	118,119	78,380	—	—	—	118,119	78,380
Las Vegas Sands Corp., Term Loan B-1, 2.16%, 2014	140,969	68,428	—	—	—	140,969	68,428
Las Vegas Sands Corp., Term Loan B, 2.16%, 2014	559,607	271,638	—	—	—	559,607	271,638
Venetian Macau Ltd., Term Loan, 2.66%, 2013	500,000	284,887	—	—	—	500,000	284,887

		$1,878,431		$527,924	$—		$2,406,355

Industrial
Gleason Corp., Term Loan, 3.66%, 2013	$424,849	$339,879	$—	$—	$—	$424,849	$339,879
Oshkosh Truck Corp., Term Loan B, 2.88%, 2013 (o)	669,049	457,184	534,612	365,318	—	1,203,661	822,502

		$797,063		$365,318	$—		$1,162,381

Insurance
HMSC Corp., Second Lien Term Loan, 5.9%, 2014	$79,343	$19,836	$—	$—	$—	$79,343	$19,836
HMSC Corp., Term Loan, 2.6%, 2011	645,515	332,440	—	—	—	645,515	332,440

		$352,276		$—	$—		$352,276

Machinery & Tools
NACCO Materials Handling Group, Inc., Term Loan, 4.22%, 2013	$195,000	$101,400	$—	$—	$—	$195,000	$101,400

Medical & Health Technology & Services
Biomet, Inc., Term Loan B, 4.45%, 2014	$957,437	$848,928	$—	$—	$—	$957,437	$848,928
Community Health Systems, Inc., 2.95%, 2014	88,203	74,564	1,723,423	1,456,938	—	1,811,626	1,531,502
Community Health Systems, Inc., Term Loan B, 4.45%, 2014	1,724,617	1,457,948	88,142	74,513	—	1,812,759	1,532,461
DaVita, Inc., Term Loan B-1, 2.32%, 2012	779,408	712,880	—	—	—	779,408	712,880
Genoa Healthcare LLC, Second Lien Term Loan, 10.75%, 2013	333,333	183,333	—	—	—	333,333	183,333
Genoa Healthcare LLC, Term Loan, 6%, 2012	575,588	437,447	—	—	—	575,588	437,447
HCA, Inc., Term Loan B, 3.7%, 2013	1,544,607	1,273,423	3,994,967	3,293,579	—	5,539,574	4,567,002
Health Management Associates, Inc., Term Loan, 3.2%, 2014	21,303	15,079	—	—	—	21,303	15,079
National Mentor Holdings, Inc., Synthetic Letter of Credit, 5.57%, 2013	36,821	23,565	—	—	—	36,821	23,565
National Mentor Holdings, Inc., Term Loan B, 3.46%, 2013	616,836	394,775	—	—	—	616,836	394,775
Psychiatric Solutions, Inc., Term Loan B, 2.16%, 2012	868,954	752,732	—	—	—	868,954	752,732
Renal Advantage, Inc., Term Loan B, 4.5%, 2012	347,601	274,604	—	—	—	347,601	274,604
Select Medical Corp., Term Loan B, 4.15%, 2012	566,613	444,791	—	—	—	566,613	444,791
U.S. Oncology, Inc., Term Loan C, 4.56%, 2011	289,326	257,862	—	—	—	289,326	257,862

		$7,151,931		$4,825,030	$—		$11,976,961

Medical Equipment
Hologic, Inc., Term Loan A, 2.94%, 2012	$247,232	$224,981	$—	$—	$—	$247,232	$224,981
Hologic, Inc., Term Loan B, 3.68%, 2013	136,591	122,932	—	—	—	136,591	122,932

		$347,913		$—	$—		$347,913

Metals & Mining
Euramax International, Inc., Term Loan, 8.75%, 2012	$314,951	$110,233	$—	$—	$—	$314,951	$110,233

Natural Gas - Pipeline
Atlas Pipeline Partners LP, Term Loan, 3.16%, 2014	$438,112	$369,110	$—	$—	$—	$438,112	$369,110
Energy Transfer Equity LP, Term Loan, 4.14%, 2012	933,892	783,803	—	—	—	933,892	783,803
Enterprise GP Holdings LP, Term Loan B, 3.24%, 2014	1,045,090	935,356	—	—	—	1,045,090	935,356

		$2,088,269		$—	$—		$2,088,269

Network & Telecom
Fairpoint Communications, Inc., Term Loan B, 5.75%, 2015	$437,410	$258,072	$—	$—	$—	$437,410	$258,072
Windstream Corp., Term Loan B, 2.58%, 2013	740,687	668,470	—	—	—	740,687	668,470

		$926,542		$—	$—		$926,542

Pharmaceuticals
Mylan Laboratories, Inc., Term Loan B, 4.53%, 2014	$778,854	$710,426	$—	$—	$—	$778,854	$710,426
Royalty Pharma Finance Trust, Term Loan, 3.7%, 2013	370,329	339,468	—	—	—	370,329	339,468
Stiefel Laboratories, Inc., Term Loan, 3.41%, 2013	276,890	227,049	—	—	—	276,890	227,049
Stiefel Laboratories, Inc., Term Loan, 3.41%, 2013	362,007	296,846	—	—	—	362,007	296,846

		$1,573,789		$—	$—		$1,573,789

Printing & Publishing
American Media Operations, Inc., Term Loan B, 10%, 2013	$1,121,453	$650,443	$—	$—	$—	$1,121,453	$650,443
Ascend Media Holdings LLC, Term Loan, 10.25%, 2012	481,013	96,203	—	—	—	481,013	96,203
Black Press Group Ltd., Term Loan B, 4.19%, 2013	193,680	96,840	—	—	—	193,680	96,840
Black Press Group Ltd., Term Loan B-2, 4.19%, 2013	117,592	58,796	—	—	—	117,592	58,796
Dex Media East LLC, Term Loan B, 3.97%, 2014	402,282	174,131	—	—	—	402,282	174,131
Dex Media West LLC Term Loan B, 2010 (o)	379,478	204,918	—	—	—	379,478	204,918
Gatehouse Media Operating, 2.57%, 2014	240,504	57,420	—	—	—	240,504	57,420
Gatehouse Media Operating, Inc., Term Loan B, 4.2%, 2014	251,828	60,124	—	—	—	251,828	60,124
Idearc, Inc., Term Loan A, 1.91%, 2013 (o)	1,051,851	368,411	—	—	—	1,051,851	368,411
MediaNews Group, Inc., Term Loan C, 4.65%, 2013	662,872	200,187	—	—	—	662,872	200,187
Nielsen Co., Term Loan, 3.88%, 2013	—	—	2,560,898	2,029,512	—	2,560,898	2,029,512
Nielsen Finance LLC, Term Loan B, 3.88%, 2013	1,171,715	928,584	—	—	—	1,171,715	928,584

Reader’s Digest Associations, Inc., Term Loan B, 3.61%, 2014	537,186	205,473	—	—	—	537,186	205,473
Tribune Co., Term Loan B, 6.5%, 2014 (d)	701,866	150,317	5,696,035	1,219,903	—	6,397,901	1,370,220
Tribune Co., Term Loan X, 6.5%, 2009 (d)	88,401	24,134	—	—	—	88,401	24,134
Wenner Media LLC, Term Loan B, 3.2%, 2013	888,795	622,156	—	—	—	888,795	622,156

		$3,898,137		$3,249,415	$—		$7,147,552

Real Estate
CB Richard Ellis Group, Inc., Term Loan B, 7%, 2013	$723,921	$410,825	$—	$—	$—	$723,921	$410,825
Tishman Speyer, Term Loan, 2.09%, 2012	306,316	107,211	—	—	—	306,316	107,211

		$518,036		$—	$—		$518,036

Restaurants
Buffets, Inc., Letter of Credit, 8.7%, 2013	$97,339	$18,900	$—	$—	$—	$97,339	$18,900
Buffets, Inc., Term Loan B, 7.65%, 2013 (p)	730,468	141,833	—	—	—	730,468	141,833

		$160,733		$—	$—		$160,733

Retailers
David’s Bridal, Inc., Term Loan, 3.19%, 2014	$654,229	$385,995	$—	$—	$—	$654,229	$385,995
General Nutrition Centers, Inc., Term Loan B, 3.7%, 2013	347,348	233,592	—	—	—	347,348	233,592
Oriental Trading Co., Inc., Term Loan, 3.98%, 2013	818,698	439,368	—	—	—	818,698	439,368
Rite Aid Corp., Term Loan 3, 6%, 2014	388,403	274,795	—	—	—	388,403	274,795

		$1,333,750		$—	$—		$1,333,750

Specialty Chemicals
Lyondell Basell, Term Loan B-2, 2014 (o)	$380,851	$121,872	$1,422,238	$327,115	$—	$1,803,089	$448,987
Lyondell Basell, Term Loan B-2, 2014 (o)	—	—	2,110,071	675,223	—	2,110,071	675,223

		$121,872		$1,002,338	$—		$1,124,210

Specialty Stores
Michaels Stores, Inc., Term Loan B, 2.77%, 2013	$—	$—	$1,038,882	$623,849	$—	$1,038,882	$623,849

Telecommunications - Wireless
MetroPCS Wireless, Inc., Term Loan B, 4.48%, 2013	$651,662	$566,267	$—	$—	$—	$651,662	$566,267

Telephone Services
Sorenson Communications, Inc., Term Loan, 2.91%, 2014	$938,789	$789,365	$—	$—	$—	$938,789	$789,365

Utilities - Electric Power
Calpine Corp., Term Loan, 4.34%, 2009	$1,320,268	$1,011,930	$4,025,839	$3,085,637	$—	$5,346,107	$4,097,567
Covanta Holding Corp., Letter of Credit, 3.21%, 2014	319,056	281,965	—	—	—	319,056	281,965
Covanta Holding Corp., Term Loan B, 3.21%, 2014	624,735	552,109	—	—	—	624,735	552,109
KGEN Power Corp., Letter of Credit, 3.25%, 2014	42,353	28,588	—	—	—	42,353	28,588
KGEN Power Corp., Term Loan B, 3.25%, 2014	69,176	46,694	—	—	—	69,176	46,694
Liberty Electric Power LLC, Term Loan, 4.45%, 2014	585,793	424,700	—	—	—	585,793	424,700
Mach Gen LLC, Letter of Credit, 3.21%, 2013	50,201	36,647	—	—	—	50,201	36,647
Mirant North America LLC, Term Loan B, 2.15%, 2013	686,779	619,818	—	—	—	686,779	619,818
NRG Energy, Inc., Letter of Credit, 1.36%, 2013 (o)	317,682	292,773	1,026,819	946,307	—	1,344,501	1,239,080
NRG Energy, Inc., Term Loan, 2.66%, 2013 (o)	1,144,033	1,054,331	2,089,533	1,925,695	—	3,233,566	2,980,026
Texas Competitive Electric Holdings LLC, Term Loan B-2, 4.75%, 2014	426,277	296,475	—	—	—	426,277	296,475
TXU Corp., Term Loan B-3, 3.91%, 2014	1,131,128	785,851	6,692,568	4,649,662	—	7,823,696	5,435,513

		$5,431,881		$10,607,301	$—		$16,039,182

Total Floating Rate Loans (Identified Cost, $88,602,183, $69,411,801, and $158,013,984, respectively)		$60,150,839		$41,972,269	$—		$102,123,108

Common Stock (-%, 1.2%, and 1.1%, respectively)
Automotive
Oxford Automotive, Inc. (b)	—	—	1,087	$0	$—	1,087	$0

Cable TV
Cablevision Systems Corp., “A”			—	$—	41,600	$666,848	$—		41,600	666,848
Comcast Corp., “A”			—	—	153,900	2,254,635	—		153,900	2,254,635
Time Warner Cable, Inc., “A” (b)			—	—	59,500	1,108,485	—		59,500	1,108,485

				$—		$4,029,968	$—			$4,029,968

Energy - Integrated
Chevron Corp.			—	$—	9,500	$669,940	$—		9,500	$669,940

Gaming & Lodging
MGM Mirage (b)			—	$—	25,700	$205,600	$—		25,700	205,600
Pinnacle Entertainment, Inc. (b)			—	—	209,800	1,422,444	—		209,800	1,422,444

				$—		$1,628,044	$—			$1,628,044

Printing & Publishing
American Media, Inc. (b)			—	$—	49,687	$106,330	$—		49,687	106,330
Golden Books Family Entertainment, Inc. (b)			—	—	206,408	—	—		206,408	—

				$—		$106,330	$—			$106,330

Telephone Services
Windstream Corp.			—	$—	151,600	$1,315,888	$—		151,600	$1,315,888

Total Common Stocks (Identified Cost, $-, $13,965,649, and $13,965,649, respectively)				$—		$7,750,170	$—			$7,750,170

Preferred Stock (-%, 0.5%, and 0.4%, respectively)
Automotive
Preferred Blocker, Inc., 7% (z)			—	$—	1,826	$455,701	$—		1,826	$455,701

Broadcasting
Spanish Broadcasting Systems, Inc., “B”, 10.75%			—	$—	2,088	$123,231	$—		2,088	$123,231

Major Banks
Bank of America Corp., 8.625%			—	$—	186,550	$2,570,659	$—		186,550	$2,570,659

Total Preferred Stocks (Identified Cost, $-, $8,070,526 and $8,070,526 respectively)				$—		$3,149,591	$—			$3,149,591

Warrants (0.0%,-%, and 0.0%, respectively)
Issuer Construction	Strike Price	First Exercise
Building Materials Holding Corp., (1 share for 1 warrant) (b)	$0.47	10/24/08	6,050	$2,771	—	$—	$—		6,050	$2,771

Total Warrants (Identified Cost, $0, $-, and $0, respectively)				$2,771		$—	$—			$2,771

Money Market Funds (v)(2.6%, 5.4%, and 5.2%, respectively)
MFS Institutional Money Market Portfolio, 0.44%, at Cost and Net Asset Value			1,778,814	$1,778,814	35,243,472	$35,243,472	$—		37,022,286	$37,022,286

Total Investments (Identified Cost, $95,876,864, $888,274,935, and $984,151,799, respectively)				$64,793,839		$635,927,225	$—			$700,721,064

Other Assets, Less Liabilities (3.8%, 2.1%, and 2.3%, respectively)				2,528,426		13,803,871	(85,500	)(a)		$16,246,797

Net Assets - 100.0%				$67,322,265		$649,731,096	$(85,500)			$716,967,861

(a)	Pro forma adjustment includes reorganization expenditures which will not be borne by the pro forma combined fund on a going-forward basis.

(b)	Non-income producing security.

(d)	Non-income producing security - in default.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $41,333,649, representing 5.8% of pro forma combined net assets.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.

(p)	Payment-in-kind security.

(q)	All or a portion of this position represents an unfunded loan commitment. The rate shown represents a weighted average coupon rate on the full position,. including the unfunded loan commitment which has no current coupon rate

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower.

These loans may be subject to restrictions on resale. Such prepayments cannot be predicted with certainty. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The pro forma combined portfolio holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Airlie Ltd., CDO, FRN, 3.42%, 2011	10/13/06	$2,326,000	$518,698
American Media Operations, Inc., 9%, 2013	1/30/09	152,384	152,307
American Media Operations, Inc., 14%, 2013	1/30/09	1,309,508	1,308,899
Anheuser-Busch Companies, Inc., 7.75%, 2019	1/7/09	3,462,342	3,514,983
Anthracite Ltd., CDO, 6%, 2037	5/14/02	4,308,042	514,800
Bonten Media Acquisition Co., 9%, 2015	5/22/07 - 5/31/07	4,429,195	1,270,750
CSC Holdings, Inc., 8.5%, 2014	1/8/09	885,219	977,588
CWCapital Cobalt Ltd., CDO, “E2”, 6%, 2045	3/20/06	958,575	30,000
CWCapital Cobalt Ltd., CDO, “F”, FRN, 2.459%, 2050	4/12/06	610,000	24,400
CWCapital Cobalt Ltd., CDO, “G”, FRN, 2.659%, 2050	4/12/06	1,890,000	75,600
Falcon Franchise Loan LLC, FRN, 4.037%, 2025	1/29/03	1,463,263	910,559
Firekeepers Development Authority, 13.875%, 2015	4/22/08	1,426,230	971,500
Fresenius Medical Care AG & Co., 9%, 2015	1/15/09 - 1/16/09	1,776,259	1,814,025
GMAC Commercial Mortgage Securities, Inc., 6.875%, 2011	12/29/08 - 1/08/09	6,098,394	5,871,624
GMAC Commercial Mortgage Securities, Inc., 7%, 2012	1/23/09	1,232,313	1,273,274
GMAC Commercial Mortgage Securities, Inc., 8%, 2031	12/29/08	1,060,217	1,067,956
Harrah’s Operating Co., Inc., 10%, 2018	1/13/08 - 10/03/08	2,209,759	716,760
LBI Media, Inc., 8.5%, 2017	7/18/07	3,157,543	1,121,750
Local TV Finance LLC, 9.25%, 2015	11/09/07 - 9/08/08	4,728,284	597,156
Petrohawk Energy Corp., 10.5%, 2014	1/22/09	1,159,434	1,209,675
Preferred Blocker, Inc., 7% (Preferred Stock)	12/29/08	1,406,020	455,701
TIERS Beach Street Synthetic, CLO, FRN, 5.421%, 2011	5/17/06	2,750,000	472,725
USI Holdings Corp., 9.75%, 2015	4/26/07 - 6/08/07	3,197,862	1,455,900
Wachovia Credit, CDO, FRN, 2.816%, 2026	6/8/06	1,320,000	158,400
Wind Acquisition Finance S.A., 10.75%, 2015	11/22/05 - 9/12/06	4,938,608	4,200,800

Total Restricted Securities			$30,685,830
% of Pro forma combined net assets			4.7%

The following abbreviations are used in this report and are defined:

CDO   Collateralized Debt Obligation

CLN   Credit-Linked Note

CLO   Collateralized Loan Obligation

FRN    Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

Insurers
MBIA MBIA Insurance Corp.

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR Euro

As of the date of the Pro Forma Combined Schedule of Investments, the securities held by the acquired fund are consistent with the investment objectives, strategies and policies of the acquiring fund. However, it is anticipated certain portfolio securities received from the acquired fund in the reorganization will subsequently be sold by the acquiring fund. Any such transactions are not reflected in these pro forma financial statements.

See Notes to Financial Statements

Derivatives Contracts at 1/31/09 (unaudited)

Forward Foreign Currency Exchange Contracts at 1/31/09

MFS Floating Rate High Income Fund

	Type	Currency	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Appreciation
	SELL	EUR	131,854	2/19/09	$188,742	$168,784	$19,958
Depreciation
	BUY	EUR	189,730	2/19/09	$271,453	$242,410	$(29,043)

MFS High Income Fund
	Type	Currency	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Appreciation
	SELL	EUR	5,043,714	2/19/09	$7,229,913	$6,456,627	$773,286

Pro Forma Combined Fund
	Type	Currency	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Appreciation
	SELL	EUR	5,175,568	2/19/09	$7,418,655	$6,625,411	$793,244
Depreciation
	BUY	EUR	189,730	2/19/09	$271,453	$242,410	$(29,043)

Futures contracts outstanding at 1/31/09

MFS Floating Rate High Income Fund

Description	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
U.S. Treasury Bond 30 yr (Short)	19	$2,407,359	Mar-09	$(43,707)

Pro forma Combined Fund
Description	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
U.S. Treasury Bond 30 yr (Short)	19	$2,407,359	Mar-09	$(43,707)

At January 31, 2009, the MFS High Income Fund had no futures contracts outstanding.

Swap Agreements at 1/31/09

MFS High Income Fund

Expiration		Notional Amount		Counterparty	Cash Flows to Receive	Cash Flows to Pay	Value
Credit Default Swaps
6/20/09	USD	4,200,000		JPMorgan Chase Bank	4.10% (fixed rate)	(1)	$(2,097,725)
6/20/12	USD	4,200,000		Morgan Stanley Capital Services, Inc.	3.76% (fixed rate)	(2)	(3,249,228)
6/20/12	USD	2,100,000		Morgan Stanley Capital Services, Inc.	4.15% (fixed rate)	(2)	(1,618,455)
6/20/13	USD	4,045,000	(a)	Goldman Sachs International	5.00% (fixed rate)	(3)	(3,126,553)

							$(10,091,961)

Pro Forma Combined Fund
Expiration		Notional Amount		Counterparty	Cash Flows to Receive	Cash Flows to Pay	Value
Credit Default Swaps
6/20/09	USD	4,200,000		JPMorgan Chase Bank	4.10% (fixed rate)	(1)	$(2,097,725)
6/20/12	USD	4,200,000		Morgan Stanley Capital Services, Inc.	3.76% (fixed rate)	(2)	(3,249,228)
6/20/12	USD	2,100,000		Morgan Stanley Capital Services, Inc.	4.15% (fixed rate)	(2)	(1,618,455)
6/20/13	USD	4,045,000	(a)	Goldman Sachs International	5.00% (fixed rate)	(3)	(3,126,553)

							$(10,091,961)

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by Abitibi-Consolidated, Inc., 8.375%, 4/01/15, a Ca rated bond.

The fund entered into the contract to gain issuer exposure.

(2)	Fund, as protection seller, to pay notional amount upon a defined credit event by Bowater, Inc. 6.5%, 6/15/13, a Ca rated bond.

The fund entered into the contract to gain issuer exposure.

(3)	Fund, as protection seller, to pay notional amount upon a defined credit event by Station Casino’s, Inc., 6%, 4/01/12, a Caa3 rated bond.

The fund entered into the contract to gain issuer exposure.

(a)	Net unamortized premiums received by the fund amounted to $608,405.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap, the reference obligation for which may be either a single security or, in case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Each reference security, including each individual security within a reference basket of securities, is assigned a rating from Moody’s Investor Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At January 31, 2009, the MFS Floating Rate High Income Fund had no swap agreements outstanding.

At January 31, 2009, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

Pro Forma Combined Statement of Assets and Liabilities (unaudited)

January 31, 2009

	MFS Floating Rate High Income Fund	MFS High Income Fund	Pro Forma Adjustments		Pro Forma Combined Fund
Assets:
Investments -
Non-affiliated issuers, at value (identified cost, $94,098,050, $853,031,463, and $947,129,513, respectively)	$63,015,025	$600,683,753	$—		$663,698,778
Underlying funds, at cost and value	1,778,814	$35,243,472	—		37,022,286

Total investments, at value (identified cost, $95,876,864, $888,274,935, and $984,151,799, respectively)	$64,793,839	$635,927,225	$—		$700,721,064

Cash	464,084	200,986	—		665,070
Restricted cash	—	7,165,580	—		7,165,580
Receivable for forward foreign currency exchange contracts	19,958	773,286	—		793,244
Receivable for daily variation margin on open futures contracts	8,313	—	—		8,313
Receivable for investments sold	3,233,879	12,734,318	—		15,968,197
Receivable for fund shares sold	95,243	434,127	—		529,370
Interest and dividends receivable	477,298	16,098,371	—		16,575,669
Receivable from investment advisor	30,538	—	—		30,538
Other assets	2,917	10,451	—		13,368

Total assets	$69,126,069	$673,344,344	$—		$742,470,413

Liabilities:
Distributions payable	$121,981	$1,330,096	$—		$1,452,077
Payable for forward foreign currency exchange contracts	29,043	—	—		29,043
Payable for investments purchased	1,274,123	9,714,124	—		10,988,247
Payable for fund shares reacquired	221,206	1,996,575	—		2,217,781
Swaps, at value (net unamortized premiums received, $-, $608,405, and $608,405, respectively)	—	10,091,961	—		10,091,961
Payable to affiliates-
Management fee	3,560	24,569	—		28,129
Shareholder servicing costs	25,655	249,901	—		275,556
Distribution and service fees	2,165	16,831	—		18,996
Administrative services fee	171	1,110	—		1,281
Program manager fees	—	8	—		8
Payable for independent trustees’ compensation	290	77,148	—		77,438
Accrued expenses and other liabilities	125,610	110,925	—		236,535
Estimated reorganization costs	—	—	85,500	(a)	85,500

Total liabilities	$1,803,804	$23,613,248	$85,500		$25,502,552

Net assets	$67,322,265	$649,731,096	$(85,500)		$716,967,861

Net assets consist of:
Paid-in capital	$117,812,578	$1,380,081,997	$—		$1,497,894,575
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(31,140,213)	(261,060,136)	—		(292,200,349)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(19,079,199)	(471,358,183)	—		(490,437,382)
Undistributed net investment income	(270,901)	2,067,418	(85,500	)(a)	1,711,017

Net assets	$67,322,265	$649,731,096	$(85,500)		$716,967,861

Shares of beneficial interest outstanding	10,244,503	260,761,789	27,012,383		287,774,172
Net assets:
Class A	$45,106,800	$360,075,893	$(54,099	)(a)	$405,128,594
Class B (c)	—	52,384,168	(2,217	)(a)	52,381,951
Class C	15,358,352	39,344,521	(14,897	)(a)	54,687,976
Class I	6,857,113	185,811,424	(13,773	)(a)	192,654,764
Class R1 (c)	—	937,222	(40	)(a)	937,182
Class R2 (c)	—	3,445,535	(146	)(a)	3,445,389
Class R3 (c)	—	6,705,701	(284	)(a)	6,705,417
Class R4 (c)	—	43,859	(2	)(a)	43,857
Class 529A (c)	—	579,174	(25	)(a)	579,149
Class 529B (c)	—	182,856	(8	)(a)	182,848
Class 529C (c)	—	220,743	(9	)(a)	220,734

Total	$67,322,265	$649,731,096	$(85,500)		$716,967,861

Shares outstanding:
Class A shares	6,865,035	144,571,052	18,115,181	(b)	162,686,233
Class B shares (c)	—	20,965,474	—		20,965,474
Class C shares	2,335,635	15,720,999	6,143,341	(b)	21,864,340
Class I shares	1,043,833	74,642,160	2,753,861	(b)	77,396,021
Class R1 shares (c)	—	375,556	—		375,556
Class R2 shares (c)	—	1,381,543	—		1,381,543
Class R3 shares (c)	—	2,693,006	—		2,693,006
Class R4 shares (c)	—	17,609	—		17,609
Class 529A shares (c)	—	232,579	—		232,579
Class 529B shares (c)	—	73,416	—		73,416
Class 529C shares (c)	—	88,395	—		88,395

Total	10,244,503	260,761,789	27,012,383		287,774,172

Net asset value:
Class A	$6.57	$2.49			$2.49
Class B (c)	$—	$2.50			$2.50
Class C	$6.58	$2.50			$2.50
Class I	$6.57	$2.49			$2.49
Class R1 (c)	$—	$2.50			$2.50
Class R2 (c)	$—	$2.49			$2.49
Class R3 (c)	$—	$2.49			$2.49
Class R4 (c)	$—	$2.49			$2.49
Class 529A (c)	$—	$2.49			$2.49
Class 529B (c)	$—	$2.49			$2.49
Class 529C (c)	$—	$2.50			$2.50

Shares outstanding are rounded for presentation purposes.

(a)	Pro Forma Adjustments include the estimated one-time fees and expenses incurred in connection with the consummation of the reorganization, including the estimated portfolio repositioning costs described in the response to the question 4, ‘“How do the investment objectives, principal investment strategies, policies and restrictions of the two Funds compare?” in the Synopsis and the other fees and expenses described in “Reorganization Fees and Expenses” under “Information About the Reorganization.”

(b)	If the reorganization had taken place on January 31, 2009, the MFS Floating Rate High Income Fund would have received 18,115,181, 6,143,341, and 2,753,861 shares of Class A, Class C and Class I, respectively, of the MFS High Income Fund, which would be available for distribution to its shareholders. No assurances can be given as to the number of Reorganization Shares the MFS Floating Rate High Income Fund will receive on the Exchange Date. The foregoing is merely an example of what the MFS Floating Rate High Income Fund would have received and distributed had the reorganization been consummated on January 31, 2009, and should not be relied upon to reflect the amount that will be actually received on or after the Exchange Date.

(c)	Share class is not participating in the proposed reorganization.

See Notes to Financial Statements

Pro Forma Combined Statement of Operations (unaudited)

For the year ended January 31, 2009

	MFS Floating Rate High Income Fund	MFS High Income Fund	Pro Forma Adjustments		Pro Forma Combined Fund
Net investment income (loss)
Income
Interest	$7,470,227	$74,004,438	$—		$81,474,665
Dividends	—	870,390	—		870,390
Dividends from underlying funds	296	755,120	—		755,416

Total investment income	$7,470,523	$75,629,948	$—		$83,100,471

Expenses
Management fee	$683,452	$3,761,066	$(205,230	)(b)	$4,239,288
Distribution and service fees	403,164	2,757,300	(218,905	)(c)	2,941,559
Program manager fees	—	1,573	(332	)(g)	1,241
Shareholder servicing costs	106,187	1,720,452	23,162	(f)	1,849,801
Administrative services fees	25,251	130,451	(8,248	)(d)	147,454
Retirement plan administration and services fees	—	338	(338	)(e)	—
Independent trustees’ compensation	5,346	14,919	(5,346	)(a)	14,919
Custodian fee	162,696	131,379	(108,464	)(a)	185,611
Shareholder communications	26,851	129,800	(20,000	)(a)	136,651
Auditing fees	74,461	67,683	(74,461	)(a)	67,683
Legal fees	608	24,051	(405	)(a)	24,254
Miscellaneous	80,799	174,062	(73,818	)(a)	181,043

Total expenses	$1,568,815	$8,913,074	$(692,385)		$9,789,504

Fees paid indirectly	(5,787)	(29,631)	—		(35,418)
Reduction of expenses by investment adviser	(248,815)	(4,336)	248,088	(b)	(5,063)

Net expenses	$1,314,213	$8,879,107	$(444,297)		$9,749,023

Net investment income	$6,156,310	$66,750,841	$444,297		$73,351,448

Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions:
Non-affiliated issuers	$(14,589,179)	$(70,960,869)	$—		$(85,550,048)
Futures contracts	(158,182)	203,269	—		45,087
Swap transactions	—	626,092	—		626,092
Foreign currency transactions	73,084	285,257	—		358,341

Net realized gain (loss) on investments and foreign currency transactions	$(14,674,277)	$(69,846,251)	$—		$(84,520,528)

Change in unrealized appreciation (depreciation)
Investments	$(17,881,292)	$(194,074,765)	$—		$(211,956,057)
Futures contracts	(43,707)	(270,563)	—		(314,270)
Swap transactions	—	(7,854,889)	—		(7,854,889)
Translation of assets and liabilities in foreign currencies	(13,480)	788,587	—		775,107

Net unrealized gain (loss) on investments and foreign currency translation	$(17,938,479)	$(201,411,630)	$—		$(219,350,109)

Net realized and unrealized gain (loss) on investments and foreign currency	$(32,612,756)	$(271,257,881)	$—		$(303,870,637)

Change in net assets from operations	$(26,456,446)	$(204,507,040)	$444,297		$(230,519,189)

(a)	Expenditures are reduced as a result of the elimination of duplicative functions.

(b)	Expenditures are adjusted to reflect the application of management fee rates and no expense limitation in effect for the pro forma combined fund.

(c)	Expenditures are adjusted to reflect the application of distribution and service fee rates in effect for the pro forma combined fund.

(d)	Expenditures are adjusted as a result of the current administrative services fee rates in effect for the pro forma combined fund.

(e)	Expenditures are adjusted to reflect the termination of retirement administrative fee rates for the pro forma combined fund.

(f)	Expenditures are adjusted as a result of the current shareholder maintenance fee rates in effect for the pro forma combined fund.

(g)	Expenditures are adjusted to reflect the application of program management rates in effect for the pro forma combined fund.

See Notes to Financial Statements

MFS High Income Fund and

MFS Floating Rate High Income Fund

Notes to Pro Forma Combined Financial Statements

January 31, 2009

(Unaudited)

(1)	Description of the Fund

The MFS High Income Fund, (Acquiring Fund) a series of MFS Series Trust III (the trust), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end investment company.

The Acquiring Fund consists of 11 classes of shares: Classes A, B, C, I, R1, R2, R3, R4, 529A, 529B, and 529C. The Acquiring fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The Acquiring fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(2)	Basis for the Combination

The accompanying pro forma financial statements are presented to show the effect of the proposed reorganization of MFS Floating Rate High Income Fund (Target Fund) into the Acquiring Fund, (Acquiring Fund and Target Fund are referred to herein as the fund), as if such reorganization had taken place as of January 31, 2009, the annual period of the Acquiring Fund. The following notes refer to the accompanying pro forma financial statements as if the reorganization of the Target Fund with and into the Acquiring Fund had taken place as of January 31, 2009, at the respective net asset value on that date. The Acquiring Fund will be the accounting survivor, based upon an analysis of factors including surviving fund portfolio manager, investment objectives and policies, expense ratio structures and portfolio composition and size.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and Target Fund included in their respective annual reports dated January 31, 2009 and August 31, 2008.

(3)	Accounting Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(4)	Portfolio Valuation

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. For securities held short for which there were no sales reported for that day, the position is generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swaps are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded

2

(such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Each fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of each fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of January 31, 2009 in valuing each fund's assets or liabilities carried at market value:

MFS Floating Rate High Income Fund	Level 1	Level 2	Level 3	Total
Investments in Securities	$1,778,814	$63,015,025	$—	$64,793,839
Other Financial Instruments	$(43,707)	$(9,085)	$—	$(52,792)

MFS High Income Fund	Level 1	Level 2	Level 3	Total
Investments in Securities	$45,457,971	$590,239,693	$229,561	$635,927,225
Other Financial Instruments	$—	$(9,318,675)	$—	$(9,318,675)

Pro Forma Combined Fund	Level 1	Level 2	Level 3	Total
Investments in Securities	$47,236,785	$653,254,718	$229,561	$700,721,064
Other Financial Instruments	$(43,707)	$(9,327,760)	$—	$(9,371,467)

3

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of Level 3 securities held at the beginning and the end of the period.

MFS High Income Fund	Investments in Securities	Other Financial Instruments
Balance as of 1/31/08	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(1,718,439)	—
Net purchases (sales)	117,400	—
Transfers in and/or out of Level 3	1,830,600	—
Balance as of 1/31/09	$229,561	$—

Pro Forma Combined Fund	Investments in Securities	Other Financial Instruments
Balance as of 1/31/08	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(1,718,439)	—
Net purchases (sales)	117,400	—
Transfers in and/or out of Level 3	1,830,600	—
Balance as of 1/31/09	$229,561	$—

At January 31, 2009 the MFS Floating Rate High Income Fund had no activity of Level 3 securities during the period.

(5)	Reorganization Costs

Costs associated with the reorganization will be borne directly by the Target Fund and the Acquiring Fund. These costs are estimated at $85,500, of which $58,000 and $27,500 will be borne by the Target Fund and Acquiring Fund, respectively.

4

(6)	Capital Shares

The pro forma combined shares of beneficial interest outstanding represent those shares that would have been outstanding on January 31, 2009, had the acquisition taken place on January 31, 2009. In exchange for the net assets of the Target Fund each class of shares of the Acquiring Fund would have been issued based upon the per share net asset value as follows:

	Class A	Class C	Class I
Net assets – Target Fund	$45,106,800	$15,358,352	$6,857,113
Shares – Acquiring Fund	18,115,181	6,143,341	2,753,861
Net asset value – Acquiring Fund	$2.49	$2.50	$2.49

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

MFS Floating Rate High Income Fund Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money
Market Portfolio	—	3,894,573	(2,115,759)	1,778,814

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money
Market Portfolio	$—	$—	$296	$1,778,814

MFS High Income Fund Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money
Market Portfolio	31,031,601	300,806,547	(296,594,676)	35,243,472

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money
Market Portfolio	$—	$—	$755,120	$35,243,472

5

Pro forma Combined Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money
Market Portfolio	31,031,601	304,701,120	(298,710,435)	37,022,286

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money
Market Portfolio	$—	$—	$755,416	$37,022,286

(8)	Federal Income Taxes

The fund’s policy is to comply with the provision of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Under the terms of the Agreement and Plan of Reorganization, the reorganization of the Acquiring Fund and the Target Fund should be treated as a tax-free business combination. The yearly utilization of any capital loss acquired by the Acquiring Fund is limited by the Internal Revenue Code.

6

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232		Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings

	CALL:	To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.
	MAIL:	Return the signed proxy card in the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE MFS FLOATING RATE HIGH INCOME FUND MFS FLOATING RATE HIGH INCOME FUND PROXY FOR A MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, JULY 9, 2009

The undersigned hereby appoints Mark N. Polebaum, Susan S. Newton, John M. Corcoran, Christopher R. Bohane, Timothy M. Fagan, Susan A. Pereira and Brian E. Langenfeld, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent, and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of MFS Floating Rate High Income Fund (the “Fund”), on Thursday, July 9, 2009, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. The Trustees recommend a vote for the proposal on the reverse side.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY. Dated ______________________

Shareholder sign here (Please sign in the Box)

NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

FRHI-PXC 0709

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW.

PLEASE FILL IN A BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. Example: ¢

	THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE “FOR” THE PROPOSAL LISTED BELOW	FOR	AGAINST	ABSTAIN

1.	Approval of the Agreement and Plan of Reorganization providing for the transfer of the assets of MFS Floating Rate High Income Fund to MFS High Income Fund, in exchange solely for shares of beneficial interest in MFS High Income Fund and the assumption by MFS High Income Fund of the liabilities of MFS Floating Rate High Income Fund, the distribution of the MFS High Income Fund shares to the shareholders of MFS Floating Rate High Income Fund in liquidation of MFS Floating Rate High Income Fund, and the termination of MFS Floating Rate High Income Fund.	☐	☐	☐

PLEASE SIGN ON THE OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

FRHI EIF-PXC-0709

MFS® SERIES TRUST III

On behalf of MFS® High Income Fund

PART C

OTHER INFORMATION

Item 15.	Indemnification:

Reference is hereby made to (a) Article V of Registrant’s Amended and Restated Declaration of Trust, dated December 16, 2004, incorporated by reference to Registrant’s Post-Effective Amendment No. 37 filed with the SEC via EDGAR on March 31, 2005 and (b) Section 9 of the Shareholder Servicing Agent Agreement, incorporated by reference to Registrant’s Post-Effective Amendment No. 21 filed with the SEC via EDGAR on October 13, 1995.

The Trustees and Officers of the Registrant and the personnel of the Registrant’s investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits:

1	(a)	Amended and Restated Declaration of Trust, dated December 16, 2004. (3)

	(b)	Amendment, dated March 10, 2005, to the Declaration of Trust – Establishment and Designation of Class R Shares, Class R3 Shares, Class R4 Shares and Class R5 Shares for MFS High Income Fund. (3)

	(c)	Amendment, dated April 1, 2005, to the Declaration of Trust – Redesignation of Class R1 Shares as Class R Shares and of Class R2 Shares as Class R3 Shares for MFS High Income Fund. (3)

	(d)	Amendment, dated March 25, 2008, to the Declaration of Trust -Establishment and Designation of Class W Shares, Class R1 Shares, Class R2 Shares, Class R3 Shares and Class R4 Shares for MFS High Yield Opportunities Fund. (19)

	(e)	Amendment, dated April 22, 2008, to the Declaration of Trust - Redesignation of Class R3 Shares, Class R4 Shares and Class R5 Shares for MFS High Income Fund. (19)

	(f)	Amendment, dated November 14, 2008, to the Declaration of Trust – Designation of Shares. (25)

2	(a)	Master Amended and Restated By-Laws, dated January 1, 2002, as revised through August 22, 2007. (18)

	(b)	Appendix A, as revised December 18, 2007, to the Master Amended and Restated By-Laws, dated January 1, 2002, as revised through August 22, 2007. (4)

3		Not Applicable.

4		Plan of Reorganization; included as Exhibit A to MFS High Income Fund Prospectus/Proxy Statement set forth in Part A to the Registration Statement on Form N-14; filed herewith.

5		Not Applicable.

6	(a)	Investment Advisory Agreement, dated January 1, 2002. (13)

	(b)	Amendment to Investment Advisory Agreement, dated as of February 1, 2009 on behalf of MFS Municipal High Income Fund. (25)

7	(a)	Distribution Agreement, dated January 1, 1995. (1)

	(b)	Dealer Agreement between MFS Fund Distributors, Inc. (“MFD”) and a dealer as of September, 2004; the Mutual Fund Agreement effective May 2002; Supplement to Mutual Fund Agreement October, 2004; Amended and Restated MFS Serviced Plan Supplement to Dealer or Mutual Fund Agreement September, 2006; Notice of Amendment to Dealer or Mutual Fund Agreement effective August 2005; and Rule 22c-2 Supplement to Dealer Agreement or Mutual Fund Agreement August, 2006. (10)

8	(a)	Master Retirement Plan for Non-Interested Person Trustees, dated January 1, 1991, as amended and restated February 17, 1999. (20)

	(b)	Amendment, dated July 1, 2002, to the Master Retirement Plan for Non-Interested Person Trustees. (14)

	(c)	Retirement Benefit Deferral Plan, dated July 1, 2002. (14)

9	(a)	Master Custodian Agreement between the Registrant and JP Morgan Chase Bank, N.A., dated November 13, 2006. (8)

	(b)	Appendix A, as revised September 25, 2007, to the Master Custodian Agreement between the Registrant and JP Morgan Chase Bank, N.A., dated November 13, 2006. (15)

	(c)	Fund Accounting Agreement between the Registrant and JP Morgan Investor Services Co., dated November 13, 2006. (8)

	(d)	Appendix A, as revised September 25, 2007, to the Fund Accounting Agreement between the Registrant and JP Morgan Investor Services Company, dated November 13, 2006. (15)

10	(a)	Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective January 1, 1997, as Amended and Restated effective March 1, 2009. (21)

	(b)	Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 effective September 6, 1996, as amended and restated effective May 1, 2009. (26)

11		Opinion of Susan Newton, including consent, dated April 8, 2009. (25)

12		Opinion of Ropes & Gray LLP as to tax matters, including consent; to be filed by Amendment.

13	(a)	Shareholder Servicing Agent Agreement, dated August 1, 1985. (5)

	(b)	Amendment to Exhibit B, dated April 1, 2003, to the Amended and Restated Shareholder Servicing Agreement. (17)

	(c)	Amendment to Shareholder Servicing Agreements, dated February 22, 2005. (16)

	(d)	Master Administrative Services Agreement, dated March 1, 1997 as amended and restated January 1, 2008. (12)

	(e)	Exhibit A, as revised January 1, 2009, to the Master Administrative Services Agreement, dated March 1, 1997 as amended and restated January 1, 2008. (28)

	(f)	Exhibit D, as revised January 1, 2009, to the Master Administrative Services Agreement, dated March 1, 1997, as amended and restated January 1, 2008. (24)

	(g)	Master 529 Administrative Services Agreement, amended and restated as of April 1, 2008. (2)

	(h)	Amended and Restated Special Servicing Agreement, dated January 1, 2008. (6)

14		Consent of Deloitte & Touche LLP on behalf of MFS High Income Fund and MFS Floating Rate High Income Fund; filed herewith.

15		Not Applicable.

16	(a)	Power of Attorney, (Trustees), dated February 24, 2009. (25)

	(b)	Power of Attorney, (Dwyer) (Corcoran), dated February 24, 2009. (25)

17	(a)	MFS High Income Fund’s Prospectus and Statement of Additional Information, dated June 1, 2008. (23)

	(b)	MFS High Income Fund’s Annual Report to Shareholders for the fiscal year ended January 31, 2008. (11)

(c)	MFS Floating Rate High Income Fund’s Prospectus and Statement of Additional Information, dated January 1, 2009. (9)

(d)	MFS Floating Rate High Income Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2008. (7)

(e)	MFS Floating Rate High Income Fund’s Semi-Annual Report to Shareholders for the fiscal period ended February 28, 2009. (27)

(1)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 20 filed with the SEC via EDGAR on May 31, 1995.

(2)	Incorporated by reference to Massachusetts Investors Trust (File Nos. 2-11401 and 811-203) Post-Effective Amendment No. 91 filed with the SEC via EDGAR on April 28, 2008.

(3)	Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 37 filed with the SEC via EDGAR on March 31, 2005.

(4)	Incorporated by reference to MFS Series Trust XI (File Nos. 33-68310 and 811-7992) Post-Effective Amendment No. 26 filed with the SEC via EDGAR on January 25, 2008.

(5)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 21 filed with the SEC via EDGAR on October 13, 1995.

(6)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 41 filed with the SEC via EDGAR on March 28, 2008.

(7)	Incorporated by reference to Registrant’s Form N-CSR filed with the SEC via EDGAR on November 7, 2008.

(8)	Incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 39 filed with the SEC via EDGAR on January 26, 2007.

(9)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 69 filed with the SEC via EDGAR n December 23, 2008.

(10)	Incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-2464) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on December 28, 2006.

(11)	Incorporated by reference to Registrant’s Form N-CSR filed with the SEC via EDGAR on April 10, 2008.

(12)	Incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 40 filed with the SEC via EDGAR on March 27, 2008.

(13)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 32 filed with the SEC via EDGAR on May 31, 2002.

(14)	Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 44 filed with the SEC via EDGAR on August 1, 2002.

(15)	Incorporated by reference to MFS Series Trust XV (File Nos. 2-96738 and 811-4253) Post-Effective Amendment No. 29 filed with the SEC via EDGAR on November 7, 2007.

(16)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 55 filed with the SEC via EDGAR on March 14, 2005.

(17)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 34 filed with the SEC via EDGAR on May 29, 2003.

(18)	Incorporated by reference to MFS Series Trust XV (File Nos. 2-96738 and 811-4253) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on August 24, 2007.

(19)	Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 42 filed with the SEC via EDGAR on May 29, 2008.

(20)	Incorporated by reference to MFS Growth Opportunities Fund (File Nos. 2-36431 and 811-4775) Post-Effective Amendment No. 39 filed with the SEC via EDGAR on February 26, 1999.

(21)	Incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-2464) Post-Effective Amendment No. 30 filed with the SEC via EDGAR on February 26, 2009.

(22)	Incorporated by reference to Compass Variable Accounts 2 & 3 (File No. 33-19628 and 811-3563) filed with the SEC via EDGAR on April 26, 2009.

(23)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 42 filed with the SEC via EDGAR on May 29, 2008.

(24)	Incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on March 27, 2009.

(25)	Incorporated by reference to the Registrant’s registration statement on Form N-14 filed with the SEC via EDGAR on April 9, 2009.

(26)	Incorporated by reference to MFS Series Trust I (File No. 333-158505) Post-Effective Amendment No. 1 filed with the SEC via EDGAR on May 15, 2009.

(27)	Incorporated by reference to MFS Series Trust X (File No. 33-1657 and 811-4492) Form N-CSRS filed with the SEC via EDGAR on May 4, 2009.

Item 17.	Undertakings

(a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(c) The Registrant agrees to file an executed copy of an opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.

NOTICE

A copy of the Amended and Restated Declaration of Trust, as amended, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders of the Registrant individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 19th day of May, 2009.

MFS SERIES TRUST III

By:	MARIA F. DWYER*
Name:	Maria F. Dwyer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities indicated on May 19, 2009.

SIGNATURE	TITLE

MARIA F. DWYER* Maria F. Dwyer	President (Principal Executive Officer)

JOHN M. CORCORAN* John M. Corcoran	Principal Financial and Accounting Officer

ROBERT E. BUTLER* Robert E. Butler	Trustee

LAWRENCE H. COHN* Lawrence H. Cohn	Trustee

MAUREEN R. GOLDFARB* Maureen R. Goldfarb	Trustee

DAVID H. GUNNING* David H. Gunning	Trustee

WILLIAM R. GUTOW* William R. Gutow	Trustee

MICHAEL HEGARTY Michael Hegarty	Trustee

J. ATWOOD IVES* J. Atwood Ives	Trustee

JOHN P. KAVANAUGH* John P. Kavanaugh	Trustee

ROBERT J. MANNING* Robert J. Manning	Trustee

ROBERT C. POZEN* Robert C. Pozen	Trustee

J. DALE SHERRATT* J. Dale Sherratt	Trustee

LAURIE J. THOMSEN* Laurie J. Thomsen	Trustee

ROBERT W. UEK* Robert W. Uek	Trustee

*By:	SUSAN S. NEWTON
Name:	Susan S. Newton
as Attorney-in-fact

Executed by Susan S. Newton on behalf of those indicated pursuant to a Power of Attorney, dated February 24, 2009 (Trustees) and a Power of Attorney, dated February 24, 2009 (Dwyer) (Corcoran); incorporated by reference to MFS Series Trust III Form N-14 filed with the SEC via EDGAR on April 9, 2009.

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

4	Plan of Reorganization; included as Exhibit A to MFS High Income Fund Prospectus/Proxy Statement set forth in Part A to the Registration Statement on Form N-14.

14	Consent of Deloitte & Touche LLP on behalf of MFS High Income Fund and MFS Floating Rate High Income Fund.